UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 3006

John Hancock Bond Trust
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Michael J. Leary
Treasurer

601 Congress Street

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4490

Date of fiscal year end:	May 31

Date of reporting period:	May 31, 2010

Item 1. Schedule of Investments

John Hancock
MUTUAL FUNDS

John Hancock
Investment Grade Bond Fund

Annual Report
5.31.10

Management’s discussion of
Fund performance

By MFC Global Investment Management (U.S.), LLC

Bonds benefited from favorable market conditions during the 12 months ended May 31, 2010. The economy showed slow but steady improvement, job losses declined and inflation numbers remained benign. As the likelihood of an economic depression eased, investors began taking on more risk in exchange for higher yields and better returns. High-yield and investment-grade corporate bonds did particularly well, beating U.S. government bonds by a sizable margin. Returns in the government sector were pressured by slowing investor demand as attention shifted toward higher-risk assets and the government ended its program to repurchase Treasuries, agencies and mortgage bonds. Treasury issuance reached record levels, fueled by the government’s efforts to plug the budget deficit. Treasuries regained favor late in the period amid growing concerns over the European debt crisis.

John Hancock Investment Grade Bond Fund’s Class A shares returned 17.99% at net asset value for the 12 months ended May 31, 2010. Over the same period, the Barclays Capital U.S. Aggregate Bond Index, the Fund’s benchmark, returned 8.42%. The Fund benefited from having more exposure than the index to higher-risk assets, particularly investment-grade corporate bonds. Within the corporate sector, a bias toward lower-quality (BBB-rated) industrials aided results, as they rebounded along with the economy. Among higher-quality corporate issues, we favored financials, which climbed nicely as the financial crisis eased. Top performers included bonds issued by Enterprise Rent-A-Car Company (ERAC USA Financial Company) in the industrial sector as well as bonds issued by European financial company AXA SA. An underweight in mortgage bonds was also helpful, as was positioning within the sector. The Fund particularly benefited from exposure to non-agency mortgage bonds, which are not in the index, as well as an overweight in commercial mortgage-backed securities, which are bonds issued for large commercial projects, such as office buildings or shopping malls.

This commentary reflects the views of the portfolio managers through the end of the Fund’s period discussed in this report. The managers’ statements reflect their own opinions. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Past performance is no guarantee of future results

The major risk factors in this Fund’s performance are interest rates and credit risk. When interest rates rise, bond prices usually fall. Generally, an increase in the Fund’s average maturity will make it more sensitive to interest-rate risk. Sector investing is subject to greater risks than the market as a whole. Because the Fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors.

6	Investment Grade Bond Fund | Annual report

A look at performance

For the period ended May 31, 2010

	Average annual returns (%)			Cumulative total returns (%)			SEC 30-day
	with maximum sales charge (POP)			with maximum sales charge (POP)			yield (%)

							as of
	1-year	5-year	10-year	1-year	5-year	10-year	5-31-10
Class A	12.70	4.15	5.62	12.70	22.57	72.75	4.47
Class B	12.12	3.99	5.48	12.12	21.61	70.42	3.96
Class C	16.13	4.33	5.31	16.13	23.60	67.84	3.96
Class I1,2	18.45	5.49	6.54	18.45	30.66	88.50	4.88

Performance figures assume all distributions are reinvested. Public offering price (POP) figures reflect maximum sales charges on Class A shares of 4.5% and the applicable contingent deferred sales charge (CDSC) on Class B shares and Class C shares. The returns for Class C shares have been adjusted to reflect the elimination of the front-end sales charge effective 7-15-04. The Class B shares’ CDSC declines annually between years 1 to 6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charges are not applicable for Class I shares.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. The net expenses equal the gross expenses and are as follows: Class A — 1.14%, Class B — 1.89%, Class C — 1.89% and Class I — 1.06%.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Fund’s current performance may be higher or lower than the performance shown. For current to the most recent month end performance data, please call 1–800–225–5291 or visit the Fund’s Web site at www.jhfunds.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

The Fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

1 For certain types of investors as described in the Fund’s Class I shares prospectus.

2 12-31-91 is the inception date for the Class A shares. The inception date for Class I shares is 7-28-03. The returns prior to this date are those of Class A shares that have been recalculated to apply the gross fees and expenses of Class I shares.

Annual report | Investment Grade Bond Fund	7

A look at performance

Growth of $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Investment Grade Bond Fund Class A shares for the period indicated. For comparison, we’ve shown the same investment in the Barclays Capital U.S. Aggregate Bond Index.

	Period	Without	With maximum
	beginning	sales charge	sales charge	Index

Class B2	5-31-00	$17,042	$17,042	$18,808

Class C2	5-31-00	16,784	16,784	18,808

Class I3,4	5-31-00	18,850	18,850	18,808

Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the Fund’s Class B, Class C and Class I shares, respectively, as of 5-31-10. The Class C shares investment with maximum sales charge has been adjusted to reflect the elimination of the front-end sales charge, effective 7-15-04. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and nonconvertible investment-grade debt issues.

It is not possible to invest directly in an index. Index figures do not reflect sales charges or direct expenses, which would have resulted in lower values if they did.

1 NAV represents net asset value and POP represents public offering price.

2 No contingent deferred sales charge applicable.

3 For certain types of investors as described in the Fund’s Class I shares prospectus.

4 12-31-91 is the inception date for the Class A shares. The inception date for Class I shares is 7-28-03. The returns prior to this date are those of Class A shares that have been recalculated to apply the gross fees and expenses of Class I shares.

8	Investment Grade Bond Fund | Annual report

Your expenses

These examples are intended to help you understand your ongoing operating expenses.

Understanding fund expenses

As a shareholder of the Fund, you incur two types of costs:

■Transaction costs which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

■Ongoing operating expenses including management fees, distribution and service fees (if applicable), and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about your fund’s actual ongoing operating expenses, and is based on your fund’s actual return. It assumes an account value of $1,000.00 on December 1, 2009 with the same investment held until May 31, 2010.

	Account value	Ending value	Expenses paid during
	on 12-1-09	on 5-31-10	period ended 5-31-10[1]

Class A	$1,000.00	$1,039.30	$5.03

Class B	1,000.00	1,035.40	8.78

Class C	1,000.00	1,035.40	8.78

Class I	1,000.00	1,042.40	3.11

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at May 31, 2010, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Annual report | Investment Grade Bond Fund	9

Your expenses

Hypothetical example for comparison purposes

This table allows you to compare your fund’s ongoing operating expenses with those of any other fund. It provides an example of the Fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not your fund’s actual return). It assumes an account value of $1,000.00 on December 1, 2009, with the same investment held until May 31, 2010. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses.

	Account value	Ending value	Expenses paid during
	on 12-1-09	on 5-31-10	period ended 5-31-10[1]

Class A	$1,000.00	$1,020.00	$4.99

Class B	1,000.00	1,016.30	8.70

Class C	1,000.00	1,016.30	8.70

Class I	1,000.00	1,021.90	3.07

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1 Expenses are equal to the Fund’s annualized expense ratio of 0.99%, 1.73%, 1.73% and 0.61% for Class A, Class B, Class C and Class I shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

10	Investment Grade Bond Fund | Annual report

Portfolio summary

Portfolio Composition[1]

Corporate Bonds	42%	Asset-Backed Securities	2%

U.S. Government & Agency Obligations	37%	Short-Term Investments & Other	4%

Collateralized Mortgage Obligations	15%

Sector Composition[1,2]

U.S. Government Agency	37%	Consumer Staples	3%

Financials	22%	Materials	2%

Mortgage Bonds	15%	Telecommunication Services	2%

Industrials	3%	Health Care	2%

Utilities	3%	Information Technology	1%

Energy	3%	Short-Term Investments & Other	4%

Consumer Discretionary	3%

Quality Composition[1,3]

U.S. & Government Agency Obligations 33%

AAA	13%

AA	5%

A	13%

BBB	29%

BB	1%

B	1%

CCC & Below	1%

Short-Term Investments & Other	4%

1 As a percentage of net assets on 5-31-10.

2 Sector investing is subject to greater risks than the market as a whole. Because the Fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors.

3 Ratings are from Moody’s Investors Services, Inc. If not available, we have used S&P ratings. In the absence of ratings from these agencies, we have used Fitch, Inc ratings. “Not Rated” securities are those with no ratings available. They may have internal ratings similar to those shown. All are as of 5-31-10 and do not reflect subsequent downgrades.

Annual report | Investment Grade Bond Fund	11

Fund’s investments

As of 5-31-10

		Maturity
	Rate	date	Par value	Value

Corporate Bonds 41.57%				$64,274,189

(Cost $60,054,136)

Consumer Discretionary 3.12%				4,824,629

Auto Manufacturers 0.23%

Volvo Treasury AB (S)	5.950%	04-01-15	$350,000	363,060

Hotels, Restaurants & Leisure 0.18%

Seminole Indian Tribe of Florida (S)	6.535	10-01-20	315,000	281,059

Household Durables 0.33%

Whirlpool Corp.	8.600	05-01-14	225,000	266,629

Whirlpool Corp.	8.000	05-01-12	225,000	246,576

Media 2.15%

Comcast Cable Holdings LLC	9.800	02-01-12	1,000,000	1,122,228

DirecTV Holdings LLC	7.625	05-15-16	515,000	556,200

DirecTV Holdings LLC (S)	6.350	03-15-40	130,000	132,584

Grupo Televisa SA	6.625	01-15-40	185,000	185,197

News America Holdings, Inc.	9.500	07-15-24	600,000	765,233

Time Warner Cable, Inc.	6.750	07-01-18	285,000	320,964

Viacom, Inc.	7.875	07-30-30	215,000	235,869

Specialty Retail 0.23%

Staples, Inc.	9.750	01-15-14	285,000	349,030

Consumer Staples 2.69%				4,150,600

Beverages 0.51%

Anheuser-Busch InBev Worldwide, Inc.	4.125	01-15-15	235,000	242,511

PepsiCo, Inc.	7.900	11-01-18	230,000	294,627

SABMiller PLC (S)	5.500	08-15-13	230,000	251,283

Food & Staples Retailing 0.27%

CVS Caremark Corp.
(6.302% to 6-1-12, then 3 month
LIBOR + 2.065%)	6.302	06-01-37	460,000	416,300

Food Products 0.92%

Bunge Ltd. Finance Corp.	8.500	06-15-19	205,000	238,754

Bunge Ltd. Finance Corp.	5.350	04-15-14	270,000	287,227

Kraft Foods, Inc.	6.000	02-11-13	405,000	446,972

Kraft Foods, Inc.	5.375	02-10-20	425,000	441,385

See notes to financial statements

12	Investment Grade Bond Fund | Annual report

		Maturity
	Rate	date	Par value	Value
Tobacco 0.99%

Altria Group, Inc.	8.500%	11-10-13	$475,000	$553,845

Lorillard Tobacco Company	6.875	05-01-20	220,000	221,608

Philip Morris International, Inc.	5.650	05-16-18	370,000	402,221

Reynolds American, Inc.	7.250	06-01-13	320,000	353,867

Energy 3.19%				4,929,955

Energy Equipment & Services 0.18%

NGPL PipeCo LLC (S)	7.119	12-15-17	270,000	283,044

Oil, Gas & Consumable Fuels 3.01%

Energy Transfer Partners LP	9.700	03-15-19	215,000	262,665

Energy Transfer Partners LP	8.500	04-15-14	230,000	268,422

Enterprise Products Operating LLC	6.650	04-15-18	565,000	623,479

Enterprise Products Operating LLC	6.500	01-31-19	475,000	517,570

Enterprise Products Operating LLC, Series G	5.600	10-15-14	385,000	416,648

Gulf South Pipeline Company LP (S)	5.750	08-15-12	230,000	247,412

Kinder Morgan Energy Partners LP	7.750	03-15-32	115,000	128,715

Motiva Enterprises LLC (S)	6.850	01-15-40	165,000	182,579

NuStar Logistics LP	7.650	04-15-18	220,000	247,631

ONEOK Partners LP	6.150	10-01-16	425,000	473,951

Spectra Energy Capital LLC	6.200	04-15-18	185,000	200,561

Williams Partners LP	7.250	02-01-17	600,000	677,332

Woodside Finance, Ltd. (S)	4.500	11-10-14	385,000	399,946

Financials 20.51%				31,711,208

Capital Markets 2.80%

Jefferies Group, Inc.	7.750	03-15-12	310,000	333,455

Jefferies Group, Inc.	6.450	06-08-27	145,000	134,027

Macquarie Group, Ltd. (S)	7.300	08-01-14	170,000	185,736

Macquarie Group, Ltd. (S)	6.000	01-14-20	200,000	194,402

Morgan Stanley	7.300	05-13-19	315,000	330,857

Morgan Stanley, Series F, MTN	6.625	04-01-18	825,000	847,177

Northern Trust Corp.	4.625	05-01-14	250,000	268,954

Northern Trust Corp.	6.500	08-15-18	125,000	144,814

State Street Capital Trust IV (P)	1.536	06-15-37	545,000	403,738

The Charles Schwab Corp.	4.950	06-01-14	220,000	236,975

The Goldman Sachs Group, Inc.	7.500	02-15-19	100,000	110,404

The Goldman Sachs Group, Inc.	6.750	10-01-37	555,000	519,623

The Goldman Sachs Group, Inc.	6.150	04-01-18	390,000	398,405

The Goldman Sachs Group, Inc.	5.375	03-15-20	225,000	217,068

Commercial Banks 3.19%

Allfirst Preferred Capital Trust (P)	1.803	07-15-29	205,000	147,202

Bank of Nova Scotia	3.400	01-22-15	280,000	285,099

BPCE SA
(12.50% to 9-30-19, then 3 month
LIBOR + 12.980%) (S)	12.500	— (Q)	157,000	177,741

Chuo Mitsui Trust & Banking Company, Ltd.
(5.506% to 4-15-15, then 3 month
LIBOR + 2.490%) (S)	5.506	— (Q)	370,000	332,222

See notes to financial statements

Annual report | Investment Grade Bond Fund	13

		Maturity
	Rate	date	Par value	Value
Commercial Banks (continued)

Commonwealth Bank of Australia (S)	5.000%	03-19-20	$320,000	$318,678

Credit Suisse New York	5.300	08-13-19	260,000	267,126

HSBC Capital Funding LP
(9.547% to 6-30-10, then 3 month
LIBOR + 4.060%) (S)	9.547	— (Q)	500,000	500,000

PNC Funding Corp.	4.250	09-21-15	435,000	447,936

Regions Financial Corp.	7.750	11-10-14	290,000	308,021

Santander Issuances SA
(6.500% to 11-1-14, then 3 month
LIBOR + 3.920%) (S)	6.500	08-11-19	300,000	313,179

Silicon Valley Bank	6.050	06-01-17	295,000	281,793

The Royal Bank of Scotland PLC	4.875	03-16-15	200,000	197,712

Wachovia Bank NA	5.850	02-01-37	235,000	222,164

Wachovia Bank NA, Series BKNT	6.600	01-15-38	445,000	463,960

Wells Fargo Bank NA	5.750	05-16-16	285,000	306,691

Westpac Banking Corp.	4.875	11-19-19	360,000	358,698

Consumer Finance 1.05%

American Express Credit Corp., Series C	7.300	08-20-13	360,000	404,950

Capital One Financial Corp.	6.150	09-01-16	390,000	407,983

Discover Bank	7.000	04-15-20	140,000	137,989

Discover Financial Services	10.250	07-15-19	375,000	441,714

SLM Corp., MTN	8.450	06-15-18	250,000	227,357

Diversified Financial Services 6.37%

American Honda Finance Corp. (S)	7.625	10-01-18	370,000	440,627

Bank of America Corp.	5.650	05-01-18	400,000	402,302

Bank of America Corp.	4.500	04-01-15	205,000	203,758

Bear Stearns Companies LLC	7.250	02-01-18	435,000	495,896

Beaver Valley Funding	9.000	06-01-17	850,000	916,861

Citigroup, Inc.	6.375	08-12-14	510,000	538,899

Citigroup, Inc.	6.125	11-21-17	450,000	458,951

Citigroup, Inc.	5.850	12-11-34	180,000	163,299

CME Group, Inc.	5.750	02-15-14	320,000	352,551

Crown Castle Towers LLC (S)	6.113	01-15-20	250,000	267,578

ERAC USA Finance Company (S)	6.375	10-15-17	220,000	248,380

General Electric Capital Corp.	5.625	05-01-18	510,000	529,452

General Electric Capital Corp. (P)	0.916	08-15-36	360,000	257,138

General Electric Capital Corp., GMTN	6.000	08-07-19	210,000	222,470

GTP Towers Issuer LLC (S)	4.436	02-15-15	305,000	315,385

Harley-Davidson Funding Corp. (S)	6.800	06-15-18	170,000	177,103

Harley-Davidson Funding Corp. (S)	5.750	12-15-14	165,000	170,393

Hyundai Capital Services, Inc. (S)	6.000	05-05-15	270,000	291,199

JPMorgan Chase & Company	6.000	01-15-18	510,000	550,599

JPMorgan Chase & Company	4.650	06-01-14	400,000	422,969

JPMorgan Chase & Company, Series 1
(7.900% to 4-30-18, then 3 month
LIBOR + 3.470%)	7.900	— (Q)	315,000	320,434

Merrill Lynch & Company, Inc.	7.750	05-14-38	555,000	572,449

See notes to financial statements

14	Investment Grade Bond Fund | Annual report

		Maturity
	Rate	date	Par value	Value
Diversified Financial Services (continued)

Rabobank Nederland NV
(11.000% to 6-30-19, then 3 month
LIBOR + 10.868%) (S)	11.000%	— (Q)	$904,000	$1,096,640

Teco Finance, Inc.	6.572	11-01-17	200,000	222,491

USB Realty Corp.
(6.091% to 1-15-12, then 3 month
LIBOR + 1.147%) (S)	6.091	— (Q)	300,000	219,000

Insurance 3.82%

Aflac, Inc.	8.500	05-15-19	220,000	261,603

Aflac, Inc.	6.900	12-17-39	145,000	145,055

AXA SA
(6.379% to 12-13-36, then 3 month
LIBOR + 2.256%) (S)	6.379	— (Q)	155,000	122,450

CNA Financial Corp.	7.350	11-15-19	200,000	210,230

CNA Financial Corp.	6.500	08-15-16	210,000	216,979

Horace Mann Educators Corp.	6.850	04-15-16	205,000	213,195

Liberty Mutual Group, Inc. (S)	7.500	08-15-36	520,000	477,283

Liberty Mutual Group, Inc. (S)	7.300	06-15-14	320,000	346,333

Lincoln National Corp.	8.750	07-01-19	315,000	387,571

Lincoln National Corp.
(6.050% until 4-20-17, then 3 month
LIBOR + 2.040%)	6.050	04-20-67	120,000	92,400

Massachusetts Mutual Life Insurance
Company (S)	8.875	06-01-39	135,000	177,260

MetLife, Inc.	6.750	06-01-16	220,000	246,530

New York Life Insurance Company (S)	6.750	11-15-39	360,000	395,317

Progressive Corp.
(6.700% to 6-15-17, then 3 month
LIBOR + 2.018%)	6.700	06-15-37	155,000	141,417

Prudential Financial, Inc., MTN	7.375	06-15-19	130,000	148,832

Prudential Financial, Inc., Series D, MTN	5.150	01-15-13	350,000	369,943

QBE Insurance Group, Ltd. (S)	9.750	03-14-14	238,000	291,018

Teachers Insurance & Annuity Association
of America (S)	6.850	12-16-39	385,000	423,169

Unum Group	7.125	09-30-16	245,000	274,093

UnumProvident Finance Company PLC (S)	6.850	11-15-15	380,000	409,113

W.R. Berkley Corp.	5.600	05-15-15	230,000	237,268

Willis North America, Inc.	7.000	09-29-19	305,000	318,754

Real Estate Investment Trusts 3.28%

AMB Property LP	6.625	12-01-19	310,000	327,291

Biomed Realty LP (S)	6.125	04-15-20	80,000	81,837

Boston Properties LP	5.875	10-15-19	170,000	178,483

Brandywine Operating Partnership LP	7.500	05-15-15	220,000	242,661

Dexus Property Group (S)	7.125	10-15-14	310,000	337,862

Duke Realty LP	6.750	03-15-20	500,000	524,628

Health Care, Inc.	6.200	06-01-16	245,000	266,203

Healthcare Realty Trust, Inc.	6.500	01-17-17	345,000	364,213

HRPT Properties Trust	6.650	01-15-18	280,000	288,673

Mack-Cali Realty Corp.	7.750	08-15-19	210,000	242,911

ProLogis	6.625	05-15-18	515,000	497,442

See notes to financial statements

Annual report | Investment Grade Bond Fund	15

		Maturity
	Rate	date	Par value	Value
Real Estate Investment Trusts (continued)

ProLogis	5.625%	11-15-15	$250,000	$246,996

Simon Property Group LP	10.350	04-01-19	230,000	298,498

Simon Property Group LP	5.625	08-15-14	320,000	346,458

Vornado Realty Trust	4.250	04-01-15	440,000	440,385

WEA Finance LLC (S)	6.750	09-02-19	185,000	204,633

WEA Finance LLC (S)	5.400	10-01-12	175,000	185,547

Health Care 1.63%				2,521,846

Health Care Equipment & Supplies 0.23%

Hospira, Inc.	6.050	03-30-17	320,000	355,100

Health Care Providers & Services 0.68%

CIGNA Corp.	6.375	10-15-11	410,000	428,386

Medco Health Solutions, Inc.	7.250	08-15-13	550,000	630,874

Life Sciences Tools & Services 0.16%

Life Technologies Corp.	6.000	03-01-20	230,000	243,539

Pharmaceuticals 0.56%

Schering-Plough Corp.	6.000	09-15-17	385,000	442,303

Watson Pharmaceuticals, Inc.	6.125	08-15-19	260,000	278,367

Wyeth	5.500	03-15-13	130,000	143,277

Industrials 2.72%				4,207,497

Aerospace & Defense 0.16%

Embraer Overseas, Ltd.	6.375	01-15-20	240,000	240,600

Airlines 0.91%

Continental Airlines, Inc.
Series 1998-1, Class A	6.648	09-15-17	106,464	105,399

Continental Airlines, Inc.
Series 1999-1, Class A	6.545	02-02-19	68,846	70,223

Continental Airlines, Inc.
Series 2007-1, Class A	5.983	04-19-22	324,156	322,535

Delta Air Lines, Inc.
Series 2007-1 Class A	6.821	08-10-22	429,776	419,031

Northwest Airlines, Inc.
Series 2002-1, Class G2	6.264	11-20-21	312,326	295,148

Northwest Airlines, Inc.
Series 2007-1, Class A	7.027	11-01-19	202,330	189,179

Building Materials 0.36%

Voto-Votorantim Overseas Trading
Operations NV (S)	6.625	09-25-19	285,000	280,013

Voto-Votorantim, Ltd. (S)	6.750	04-05-21	285,000	280,013

Industrial Conglomerates 0.55%

Hutchison Whampoa International, Ltd. (S)	6.500	02-13-13	243,000	265,775

Hutchison Whampoa International, Ltd. (S)	5.750	09-11-19	265,000	269,679

Textron, Inc.	5.600	12-01-17	305,000	319,048

Machinery 0.26%

Ingersoll-Rand Global Holding Company, Ltd.	6.000	08-15-13	370,000	409,052

Road & Rail 0.20%

Burlington Northern Santa Fe Corp.	5.750	03-15-18	285,000	313,362

Trading Companies & Distributors 0.28%

GATX Corp.	8.750	05-15-14	365,000	428,440

See notes to financial statements

16	Investment Grade Bond Fund | Annual report

		Maturity
	Rate	date	Par value	Value
Information Technology 0.58%				$899,869

Electronic Equipment, Instruments & Components 0.42%

Amphenol Corp.	4.750%	11-15-14	$340,000	356,652

Tyco Electronics Group SA	6.000	10-01-12	280,000	301,956

IT Services 0.16%

Fiserv, Inc.	6.800	11-20-17	215,000	241,261

Materials 2.49%				3,845,628

Chemicals 0.29%

Incitec Pivot Finance LLC (S)	6.000	12-10-19	215,000	217,748

RPM International, Inc.	6.500	02-15-18	210,000	227,470

Construction Materials 0.19%

CRH America, Inc.	8.125	07-15-18	250,000	297,897

Metals & Mining 1.55%

Allegheny Technologies, Inc.	9.375	06-01-19	185,000	216,662

ArcelorMittal	9.850	06-01-19	365,000	445,535

Commercial Metals Company	7.350	08-15-18	170,000	178,499

Rio Tinto Alcan, Inc.	6.125	12-15-33	285,000	288,014

Rio Tinto Finance USA, Ltd.	8.950	05-01-14	230,000	276,312

Teck Resources, Ltd.	10.750	05-15-19	650,000	783,250

Vale Overseas, Ltd.	6.875	11-10-39	205,000	204,191

Paper & Forest Products 0.46%

International Paper Company	9.375	05-15-19	255,000	319,975

International Paper Company	7.950	06-15-18	335,000	390,075

Telecommunication Services 1.35%				2,093,488

Diversified Telecommunication Services 1.00%

BellSouth Corp.	6.550	06-15-34	250,000	265,656

BellSouth Corp.	6.300	12-15-15	325,721	345,048

Qwest Corp.	7.875	09-01-11	210,000	219,975

Telecom Italia Capital SA	6.175	06-18-14	690,000	713,814

Wireless Telecommunication Services 0.35%

America Movil SAB de CV (S)	5.000	03-30-20	255,000	253,945

SBA Tower Trust (S)	5.101	04-15-17	280,000	295,050

Utilities 3.29%				5,089,469

Electric Utilities 2.28%

Allegheny Energy Supply Company LLC (S)	5.750	10-15-19	180,000	180,593

Aquila, Inc.	11.875	07-01-12	320,000	368,640

Commonwealth Edison Company	5.800	03-15-18	415,000	456,555

Duke Energy Corp.	6.300	02-01-14	225,000	252,495

FirstEnergy Solutions Corp.	4.800	02-15-15	235,000	242,502

FPL Energy National Wind LLC (S)	5.608	03-10-24	184,202	182,845

Israel Electric Corp., Ltd. (S)	7.250	01-15-19	200,000	219,247

ITC Holdings Corp. (S)	5.875	09-30-16	115,000	122,291

ITC Holdings Corp. (S)	5.500	01-15-20	265,000	279,077

Monongahela Power Company (S)	7.950	12-15-13	395,000	463,094

Pepco Holdings, Inc.	6.450	08-15-12	325,000	352,962

PNPP II Funding Corp.	9.120	05-30-16	140,000	152,172

Waterford 3 Funding Corp.	8.090	01-02-17	244,762	253,307

See notes to financial statements

Annual report | Investment Grade Bond Fund	17

		Maturity
	Rate	date	Par value	Value
Gas Utilities 0.23%

DCP Midstream LLC (S)	9.750%	03-15-19	$275,000	$351,015

Multi-Utilities 0.78%

DTE Energy Company	7.625	05-15-14	565,000	660,127

Sempra Energy	8.900	11-15-13	205,000	244,044

Sempra Energy	6.500	06-01-16	270,000	308,503

Convertible Bonds 0.64%				$991,763

(Cost $582,910)

Financials 0.13%				202,388

Real Estate Investment Trusts 0.13%

Corporate Office Properties LP (S)	4.250%	04-15-30	$210,000	202,388

Industrials 0.51%				789,375

Machinery 0.51%

Ingersoll-Rand Company, Ltd.	4.500	04-15-12	375,000	789,375

U.S. Government & Agency Obligations 36.62%				$56,626,707

(Cost $55,829,189)

U.S. Government 15.43%				23,856,837

Treasury Inflation Protected Securities
Inflation Indexed Note (E)	1.625%	01-15-15	$421,489	441,576

U.S. Treasury
Bond	4.625	02-15-40	6,180,000	6,599,078
Note	3.500	05-15-20	2,915,000	2,963,272
Note	2.625	12-31-14	970,000	997,585
Note	2.500	03-31-15	2,120,000	2,165,050
Note	2.500	04-30-15	2,000,000	2,040,312
Note	2.375	02-28-15	930,000	944,964
Note	2.250	01-31-15	1,185,000	1,197,498
Note	2.125	11-30-14	340,000	342,709
Note	1.750	04-15-13	2,970,000	3,014,312
Note	1.375	04-15-12	1,775,000	1,797,395
Note	1.375	10-15-12	1,340,000	1,353,086

U.S. Government Agency 21.19%				32,769,870

Federal Farm Credit Bank	3.000	12-22-14	1,000,000	1,012,735

Federal Home Loan Bank	5.375	05-18-16	430,000	493,473

Federal Home Loan Mortgage Corp.
30 Yr Pass Thru Ctf	4.500	03-01-39	1,917,651	1,959,525
Note	1.750	06-15-12	1,420,000	1,440,679

Federal National Mortgage Association
15 Yr Pass Thru Ctf	4.000	01-01-24	740,003	761,625
15 Yr Pass Thru Ctf	4.000	07-01-24	2,965,582	3,050,380
30 Yr Pass Thru Ctf (P)	5.850	03-01-14	1,436	1,486
30 Yr Pass Thru Ctf (P)	5.850	06-01-14	8,100	8,382
30 Yr Pass Thru Ctf	5.000	11-01-33	1,667,381	1,753,486
30 Yr Pass Thru Ctf (P)	5.383	11-01-38	2,083,516	2,207,216
30 Yr Pass Thru Ctf (P)	4.902	12-01-38	341,607	359,037
30 Yr Pass Thru Ctf	5.000	TBA	7,820,000	8,183,508
Note	3.000	03-09-15	2,370,000	2,386,197
Note	2.050	01-28-13	2,520,000	2,533,459
Note	1.875	10-29-12	690,000	692,782
Note	1.800	03-15-13	615,000	617,545

See notes to financial statements

18	Investment Grade Bond Fund | Annual report

		Maturity
	Rate	date	Par value	Value

Government National Mortgage Association
15 Yr Pass Thru Ctf	7.500%	04-15-13	$11,189	$11,390
30 Yr Pass Thru Ctf	4.500	02-15-39	2,269,408	2,334,742
30 Yr Pass Thru Ctf	4.500	03-15-39	980,244	1,008,464
30 Yr Pass Thru Ctf	4.500	03-15-39	1,416,256	1,457,028
30 Yr Pass Thru Ctf	4.500	04-15-39	482,831	496,731

Collateralized Mortgage Obligations 15.46%				$23,910,749

(Cost $27,866,731)

Collateralized Mortgage Obligations 15.46%				23,910,749

American Tower Trust
Series 2007-1A, Class C (S)	5.615%	04-15-37	$450,000	473,042
Series 2007-1A, Class D (S)	5.957	04-15-37	420,000	442,087

Banc of America Commercial Mortgage, Inc.
Series 2005-4, Class A5A	4.933	07-10-45	1,500,000	1,485,282
Series 2006-3, Class A4 (P)	5.889	07-10-44	825,000	828,671

Banc of America Funding Corp.
Series 2006-B, Class 6A1 (P)	5.826	03-20-36	432,095	301,652

Bear Stearns Commercial
Mortgage Securities, Inc.
Series 2006-PW14, Class D (S)	5.412	12-11-38	320,000	115,295

Bear Stearns Mortgage Funding Trust
Series 2006-AR1, Class 2A1 (P)	0.563	08-25-36	210,716	110,883

Citigroup Mortgage Loan Trust, Inc.
Series 2005-10, Class 1A5A (P)	5.680	12-25-35	348,576	223,217

Citigroup/Deutsche Bank Commercial
Mortgage Trust
Series 2005-CD1, Class C (P)	5.223	07-15-44	185,000	123,351

Commercial Mortgage Pass
Through Certificates
Series 2007-C9, Class A4 (P)	5.816	12-10-49	820,000	825,714

Countrywide Alternative Loan Trust
Series 2006-OA12, Class X IO	2.945	09-20-46	7,215,952	279,026

Federal Home Loan Mortgage Corp.
Series 3581, Class IO IO	6.000	10-15-39	586,626	106,570
Series 3623, Class LI IO	4.500	01-15-25	600,367	63,727
Series 3630, Class BI IO	4.000	05-15-27	348,628	52,374

Federal National Mortgage Association
Series 2009-109, Class IW IO	4.500	04-25-38	887,488	153,362
Series 2009-50, Class GI IO	5.000	05-25-39	1,327,214	198,577

Federal National Mortgage Association
Series 2009-78, Class IB IO	5.000%	06-25-39	1,895,776	328,017
Series 2010-14, Class AI IO	4.000	08-25-27	1,046,156	186,794
Series 2010-3, Class LI IO	5.000	02-25-25	7,803,664	925,014
Series 2010-36, Class BI IO	4.000	03-25-28	1,057,227	150,736
Series 398, Class C3 IO	4.500	05-25-39	1,152,801	263,114
Series 401, Class C2 IO	4.500	06-25-39	787,235	172,295
Series 402, Class 3 IO	4.000	11-25-39	753,203	175,467
Series 402, Class 4 IO	4.000	10-25-39	1,352,712	313,528
Series 402, Class 7 IO	4.500	11-25-39	1,366,059	309,668

First Horizon Alternative Mortgage Securities
Series 2006-RE1, Class A1	5.500	05-25-35	444,771	359,610
Series 2004-AA5, Class B1 (P)	2.230	12-25-34	758,143	66,377

GMAC Commercial Mortgage Securities, Inc.
Series 2003-C2, Class B (P)	5.675	05-10-40	955,000	1,003,464

See notes to financial statements

Annual report | Investment Grade Bond Fund	19

		Maturity
	Rate	date	Par value	Value

GMAC Mortgage Corp. Loan Trust
Series 2006-AR1, Class 2A1 (P)	5.518%	04-19-36	$251,924	$208,242

Greenwich Capital Commercial Funding Corp.
Series 2007-GG9, Class C (P)	5.554	03-10-39	230,000	65,218
Series 2007-GG9, Class F (P)	5.633	03-10-39	130,000	24,189
Series 2007-GG9, Class A4	5.444	03-10-39	735,000	710,265

GSR Mortgage Loan Trust
Series 2005-AR6, Class 3A1 (P)	2.848	09-25-35	606,637	571,296
Series 2004-9, Class B1 (P)	3.900	08-25-34	302,163	116,989
Series 2006-AR1, Class 3A1 (P)	5.307	01-25-36	683,578	618,154

Harborview Mortgage Loan Trust
Series 2005-11, Class X IO	2.470	08-19-45	2,326,720	84,284
Series 2005-8, Class 1X IO	2.440	09-19-35	2,902,944	113,396
Series 2006-SB1, Class A1A (P)	1.271	12-19-36	361,552	157,039

IndyMac Index Mortgage Loan Trust
Series 2004-AR13, Class B1	5.296	01-25-35	210,082	20,926
Series 2005-AR18, Class 1X IO	2.384	10-25-36	5,861,443	201,634
Series 2005-AR18, Class 2X IO	2.110	10-25-36	7,849,081	279,427
Series 2005-AR5, Class B1 (P)	2.779	05-25-35	284,046	11,686

JPMorgan Chase Commercial Mortgage Securities Corp.
Series 2005-LDP3, Class A4B (P)	4.996	08-15-42	1,000,000	895,882
Series 2005-LDP4, Class B (P)	5.129	10-15-42	1,000,000	731,103
Series 2007-CB18, Class A4	5.440	06-12-47	725,000	702,169
Series 2006-LDP7, Class A4 (P)	5.874	04-15-45	515,000	536,563

JPMorgan Mortgage Trust
Series 2006-A7, Class 2A5 (P)	5.757	01-25-37	426,701	68,870
Series 2005-S2, Class 2A16	6.500	09-25-35	346,917	315,095

LB–UBS Commercial Mortgage Trust
Series 2007-C7, Class A3 (P)	5.866	09-15-45	735,000	718,872
Series 2006-C4, Class A4 (P)	5.882	06-15-38	620,000	639,915
Series 2007-C2, Class A3	5.430	02-15-40	770,000	740,556

Merrill Lynch/Countrywide Commercial
Mortgage Trust
Series 2006-2, Class A4 (P)	5.909	06-12-46	735,000	766,351

MLCC Mortgage Investors, Inc.
Series 2007-3, Class M1 (P)	5.830	09-25-37	185,997	77,853
Series 2007-3, Class M2 (P)	5.830	09-25-37	71,538	28,655
Series 2007-3, Class M3 (P)	5.830	09-25-37	47,692	17,560

Morgan Stanley Capital I
Series 2007-IQ13, Class A4	5.364	03-15-44	730,000	702,090
Series 2007-IQ15, Class A4 (P)	5.880	06-11-49	725,000	727,416
Series 2005-HQ7, Class A4 (P)	5.208	11-14-42	520,000	539,663
Series 2006-IQ12, Class E (P)	5.538	12-15-43	310,000	52,066

PRLM
Series JF-929, Class AI IO	4.500	07-02-40	1,305,000	210,839

Provident Funding Mortgage Loan Trust
Series 2005-1, Class B1 (P)	2.980	05-25-35	204,241	56,151

Structured Asset Securities Corp.
Series 2003-6A, Class B1 (P)	2.790	03-25-33	267,976	138,680

Washington Mutual, Inc.
Series 2005-AR1, Class X IO	1.697	01-25-45	13,462,833	440,336
Series 2005-AR19, Class B1 (P)	1.043	12-25-45	293,204	36,638
Series 2005-AR4, Class B1 (P)	2.720	04-25-35	955,823	200,754
Series 2006-AR4, Class 1A1B (P)	1.361	05-25-46	318,232	141,688
Series 2007-0A5, Class 2XPP IO	1.059	06-25-47	20,377,332	311,146
Series 2005-6, Class 1CB	6.500	08-25-35	230,624	160,932
Series 2005-AR13, Class B1 (P)	0.943	10-25-45	505,608	55,165
Series 2005-AR6, Class B1 (P)	0.943	04-25-45	568,468	73,789

See notes to financial statements

20	Investment Grade Bond Fund | Annual report

		Maturity
	Rate	date	Par value	Value

Wells Fargo Mortgage Backed Securities Trust
Series 2005-AR5, Class 1A1 (P)	5.090%	04-25-35	$504,750	$482,051
Series 2006-AR15, Class A3 (P)	5.488	10-25-36	432,630	122,242

Asset Backed Securities 2.14%				$3,308,369

(Cost $3,489,663)

Asset Backed Securities 2.14%				3,308,369

Bank of America Auto Trust,
Series 2009-1A, Class A4 (S)	3.520%	06-15-16	$395,000	411,387

Bayview Financial Acquisition Trust,
Series 2006-A, Class 2A3 (P)	0.704	02-28-41	333,432	264,305

BMW Vehicle Lease Trust,
Series 2009-1, Class A4	3.660	08-15-13	430,000	441,765

Carrington Mortgage Loan Trust,
Series 2006-NC4, Class A5 (P)	0.403	10-25-36	134,984	112,072

DB Master Finance LLC,
Series 2006-1, Class-A2 (S)	5.779	06-20-31	515,000	508,094

Dominos Pizza Master Issuer LLC,
Series 2007-1, Class A2 (S)	5.261	04-25-37	500,000	466,236

Hertz Vehicle Financing LLC,
Series 2009-2A, Class A2 (S)	5.290	03-25-16	485,000	517,180

Lehman XS Trust,
Series 2005-5N, Class 3A2 (P)	0.703	11-25-35	335,798	112,210

Renaissance Home Equity Loan Trust
Series 2005-2, Class AF3	4.499	08-25-35	138,408	132,257
Series 2005-2, Class AF4	4.934	08-25-35	420,000	342,863

			Shares	Value

Preferred Stocks 0.20%				$316,437

(Cost $319,375)

Financials 0.20%				316,437

Diversified Financial Services 0.20%

Bank of America Corp., 8.625%			12,775	316,437
		Maturity
	Yield*	date	Par value	Value

Short-Term Investments 8.02%				$12,400,000

(Cost $12,400,000)

Short-Term Securities 8.02%				12,400,000

Federal Home Loan Bank Discount Note	0.060%	06-01-10	$12,400,000	12,400,000

Total investments (Cost $160,542,004)† 104.65%				$161,828,214

Other assets and liabilities, net (4.65%)				($7,194,052)

Total net assets 100.00%				$154,634,162

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements

Annual report | Investment Grade Bond Fund	21

Notes to Schedule of Investments

BKNT Bank Note

IO Interest Only Security — Interest Tranche of Stripped Mortgage Pool

MTN Medium-Term Note

TBA To Be Announced

(E) Principal amount of security is adjusted for inflation.

(P) Variable rate obligation. The coupon rate shown represents the rate at period end.

(Q) Perpetual bonds have no stated maturity date.

(S) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $17,637,146 or 11.41% of the Fund’s net assets as of 5-31-10.

* Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

† At 5-31-10, the aggregate cost of investment securities for federal income tax purposes was $160,785,544. Net unrealized appreciation aggregated $1,042,670, of which $7,887,775 related to appreciated investment securities and $6,845,105 related to depreciated investment securities.

See notes to financial statements

22	Investment Grade Bond Fund | Annual report

F I N A N C I A L  S T A T E M E N T S

Financial statements

Statement of assets and liabilities 5-31-10

This Statement of Assets and Liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value and the maximum offering price per share.

Assets

Investments, at value (Cost $160,542,004)	$161,828,214
Cash	20,457
Cash held at broker for futures contracts	5,970
Receivable for investments sold	148,688
Receivable for fund shares sold	496,876
Dividends and interest receivable	1,646,171
Other assets	47,245

Total assets	164,193,621

Liabilities

Payable for investments purchased	837,112
Payable for delayed delivery securities purchased	8,342,651
Payable for fund shares repurchased	109,112
Payable for futures variation margin (Note 3)	5,563
Distributions payable	113,580
Payable to affiliates
Accounting and legal services fees	2,163
Transfer agent fees	56,946
Distribution and service fees	23,818
Trustees’ fees	12,419
Other liabilities and accrued expenses	56,095

Total liabilities	9,559,459

Net assets

Capital paid-in	$157,913,980
Undistributed net investment income	289,354
Accumulated net realized loss on investments and futures contracts	(4,849,661)
Net unrealized appreciation (depreciation) on investments and
futures contracts	1,280,489

Net assets	$154,634,162

See notes to financial statements

Annual report | Investment Grade Bond Fund	23

F I N A N C I A L  S T A T E M E N T S

Statement of assets and liabilities (continued)

Net asset value per share

Based on net asset values and shares outstanding — the Fund has an unlimited number of shares authorized with no par value
Class A ($121,365,734 ÷ 12,124,712 shares)	$10.01
Class B ($7,882,089 ÷ 787,332 shares)[1]	$10.01
Class C ($21,039,039 ÷ 2,101,617 shares)[1]	$10.01
Class I ($4,347,300 ÷ 434,338 shares)	$10.01

Maximum offering price per share

Class A (net asset value per share ÷ 95.5%)[2]	$10.48

1 Redemption price is equal to net asset value less any applicable contingent deferred sales charge.

2 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to financial statements

24	Investment Grade Bond Fund | Annual report

F I N A N C I A L  S T A T E M E N T S

Statement of operations For the year ended 5-31-10

This Statement of Operations summarizes the Fund’s investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Investment income

Interest	$8,378,209
Dividends	38,348
Securities lending	66
Less foreign taxes withheld	(1,555)

Total investment income	8,415,068

Expenses

Investment management fees (Note 5)	538,189
Distribution and service fees (Note 5)	510,845
Accounting and legal services fees (Note 5)	27,315
Transfer agent fees (Note 5)	313,231
Trustees’ fees (Note 5)	12,080
State registration fees	36,850
Printing and postage fees	42,563
Professional fees	65,066
Custodian fees	17,568
Registration and filing fees	22,258
Other	41,823

Total expenses	1,627,788
Less expense reductions (Note 5)	(23,721)

Net expenses	1,604,067

Net investment income	6,811,001

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments in unaffiliated issuers	2,035,440
Investments in affiliated issuers	(3)
Futures contracts (Note 3)	65,321
2,100,758
Change in net unrealized appreciation (depreciation) of
Investments	12,532,072
Futures contracts	(68,546)

12,463,526
Net realized and unrealized gain	14,564,284

Increase in net assets from operations	$21,375,285

See notes to financial statements

Annual report | Investment Grade Bond Fund	25

F I N A N C I A L  S T A T E M E N T S

Statements of changes in net assets

These Statements of Changes in Net Assets show how the value of the Fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of Fund share transactions.

	Year	Year
	ended	ended
	5-31-10	5-31-09

Increase (decrease) in net assets

From operations
Net investment income	$6,811,001	$6,091,935
Net realized gain	2,100,758	173,754
Change in net unrealized appreciation (depreciation)	12,463,526	(7,060,855)

Increase (decrease) in net assets resulting from operations	21,375,285	(795,166)

Distributions to shareholders
From net investment income
Class A	(5,833,129)	(5,325,987)
Class B	(341,919)	(295,460)
Class C	(764,178)	(432,350)
Class I	(100,575)	(31,697)

Total distributions	(7,039,801)	(6,085,494)

From Fund share transactions (Note 6)	21,706,597	8,814,021

Total increase	36,042,081	1,933,361

Net assets

Beginning of year	118,592,081	116,658,720

End of year	$154,634,162	$118,592,081

Undistributed net investment income	$289,354	$281,843

See notes to financial statements

26	Investment Grade Bond Fund | Annual report

Financial highlights

The Financial Highlights show how the Fund’s net asset value for a share has changed since the end of the previous period.

CLASS A SHARES Period ended	5-31-10	5-31-09	5-31-08	5-31-07	5-31-06

Per share operating performance

Net asset value, beginning of year	$8.95	$9.53	$9.67	$9.52	$10.06
Net investment income[1]	0.51	0.49	0.49	0.46	0.42
Net realized and unrealized gain (loss) on investments	1.07	(0.58)	(0.13)	0.16	(0.51)
Total from investment operations	1.58	(0.09)	0.36	0.62	(0.09)
Less distributions
From net investment income	(0.52)	(0.49)	(0.50)	(0.47)	(0.45)
Net asset value, end of year	$10.01	$8.95	$9.53	$9.67	$9.52
Total return (%)[2]	17.99[3]	(0.73)	3.72[3]	6.63[3]	(0.96)[3]

Ratios and supplemental data

Net assets, end of year (in millions)	$121	$99	$102	$108	$116
Ratios (as a percentage of average net assets):
Expenses before reductions	1.08	1.20[4]	0.99	1.06	1.04
Expenses net of fee waivers	1.08	1.20[4]	0.99	0.97	1.00
Expenses net of fee waivers and credits	1.07	1.20[4]	0.98	0.97	1.00
Net investment income	5.22	5.53	5.08	4.76	4.25
Portfolio turnover (%)	87	109	99	105	160

1 Based on the average daily shares outstanding.

2 Assumes dividend reinvestment (if applicable).

3 Total returns would have been lower had certain expenses not been reduced during the periods shown.

4 Includes the impact of proxy expenses, which amounted to 0.04% of average net assets.

CLASS B SHARES Period ended	5-31-10	5-31-09	5-31-08	5-31-07	5-31-06

Per share operating performance

Net asset value, beginning of year	$8.95	$9.53	$9.67	$9.52	$10.06
Net investment income[1]	0.44	0.42	0.42	0.39	0.34
Net realized and unrealized gain (loss) on investments	1.07	(0.58)	(0.14)	0.16	(0.50)
Total from investment operations	1.51	(0.16)	0.28	0.55	(0.16)
Less distributions
From net investment income	(0.45)	(0.42)	(0.42)	(0.40)	(0.38)
Net asset value, end of year	$10.01	$8.95	$9.53	$9.67	$9.52
Total return (%)[2]	17.12[3]	(1.47)	2.95[3]	5.84[3]	(1.70)

Ratios and supplemental data

Net assets, end of year (in millions)	$8	$6	$7	$8	$13
Ratios (as a percentage of average net assets):
Expenses before reductions	1.83	1.95[4]	1.74	1.81	1.79
Expenses net of fee waivers	1.83	1.95[4]	1.74	1.72	1.75
Expenses net of fee waivers and credits	1.82	1.95[4]	1.73	1.72	1.75
Net investment income	4.52	4.79	4.33	4.01	3.47
Portfolio turnover (%)	87	109	99	105	160

1 Based on the average daily shares outstanding.

2 Assumes dividend reinvestment (if applicable).

3 Total returns would have been lower had certain expenses not been reduced during the periods shown.

4 Includes the impact of proxy expenses, which amounted to 0.04% of average net assets.

See notes to financial statements

Annual report | Investment Grade Bond Fund	27

CLASS C SHARES Period ended	5-31-10	5-31-09	5-31-08	5-31-07	5-31-06

Per share operating performance

Net asset value, beginning of year	$8.95	$9.53	$9.67	$9.52	$10.06
Net investment income[1]	0.43	0.43	0.42	0.39	0.35
Net realized and unrealized gain (loss) on investments	1.08	(0.59)	(0.14)	0.16	(0.51)
Total from investment operations	1.51	(0.16)	0.28	0.55	(0.16)
Less distributions
From net investment income	(0.45)	(0.42)	(0.42)	(0.40)	(0.38)
Net asset value, end of year	$10.01	$8.95	$9.53	$9.67	$9.52
Total return (%)[2]	17.13[3]	(1.47)	2.95[3]	5.84[3]	(1.70)[3]

Ratios and supplemental data

Net assets, end of year (in millions)	$21	$12	$8	$6	$7
Ratios (as a percentage of average net assets):
Expenses before reductions	1.83	1.95[4]	1.73	1.81	1.79
Expenses net of fee waivers	1.83	1.95[4]	1.73	1.72	1.75
Expenses net of fee waivers and credits	1.82	1.95[4]	1.73	1.72	1.75
Net investment income	4.44	4.87	4.34	4.01	3.50
Portfolio turnover (%)	87	109	99	105	160

1 Based on the average daily shares outstanding.

2 Assumes dividend reinvestment (if applicable).

3 Total returns would have been lower had certain expenses not been reduced during the periods shown.

4 Includes the impact of proxy expenses, which amounted to 0.04% of average net assets.

CLASS I SHARES Period ended	5-31-10	5-31-09	5-31-08	5-31-07	5-31-06

Per share operating performance

Net asset value, beginning of year	$8.95	$9.53	$9.67	$9.52	$10.06
Net investment income[1]	0.49	0.52	0.53	0.50	0.47
Net realized and unrealized gain (loss) on investments	1.13	(0.58)	(0.14)	0.16	(0.51)
Total from investment operations	1.62	(0.06)	0.39	0.66	(0.04)
Less distributions
From net investment income	(0.56)	(0.52)	(0.53)	(0.51)	(0.50)
Net asset value, end of year	$10.01	$8.95	$9.53	$9.67	$9.52
Total return (%)[2]	18.45	(0.45)	4.08	7.00	(0.51)

Ratios and supplemental data

Net assets, end of year (in millions)	$4	$2	—[3]	—[3]	—[3]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.68	1.12[4]	0.63	0.62	0.62
Expenses net of fee waivers	0.68	1.12[4]	0.63	0.62	0.62
Expenses net of fee waivers and credits	0.68	1.12[4]	0.63	0.62	0.62
Net investment income	5.03	6.09	5.45	5.10	4.85
Portfolio turnover (%)	87	109	99	105	160

1 Based on the average daily shares outstanding.

2 Assumes dividend reinvestment (if applicable).

3 Less than $500,000.

4 Includes the impact of proxy expenses, which amounted to 0.04% of average net assets.

See notes to financial statements

28	Investment Grade Bond Fund | Annual report

Notes to financial statements

Note 1 — Organization

John Hancock Investment Grade Bond Fund (the Fund) is a diversified series of John Hancock Bond Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the Fund is to seek a high level of current income consistent with preservation of capital and maintenance of liquidity.

The Fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of Assets and Liabilities. Class A, Class B and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees and transfer agent fees for each class may differ. Class B shares convert to Class A shares eight years after purchase.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. The Fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these techniques are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes significant unobservable inputs when market prices are not readily available or reliable, including the Fund’s own assumptions in determining the fair value of investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Annual report | Investment Grade Bond Fund	29

The following is a summary of the values by input classification of the Fund’s investments as of May 31, 2010, by major security category or type:

			LEVEL 2	LEVEL 3
	TOTAL MARKET	LEVEL 1	SIGNIFICANT	SIGNIFICANT
	VALUE AT	QUOTED	OBSERVABLE	UNOBSERV-
	5-31-10	PRICE	INPUTS	ABLE INPUTS

Corporate Bonds	$64,274,189	—	$64,274,189	—
Convertible Bonds	991,763	—	991,763	—
Collateralized Mortgage	23,910,749	—	22,794,307	$1,116,442
Obligations
Asset Backed Securities	3,308,369	—	3,308,369	—
Preferred Stocks	316,437	$316,437	—	—
U.S. Government & Agency	56,626,707	—	56,626,707	—
Obligations

Short-Term Investments	12,400,000	—	12,400,000	—

Total Investments in Securities	$161,828,214	$316,437	$160,395,335	$1,116,442

Other Financial Instruments	(5,721)	(5,721)	—	—

Totals	$161,822,493	$310,716	$160,395,335	$1,116,442

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

COLLATERALIZED
MORTGAGE OBLIGATIONS

Balance as of May 31, 2009	$1,819,746
Accrued discounts/premiums	—
Realized gain (loss)	977,103
Change in unrealized appreciation (depreciation)	208,281
Net purchases (sales)	(1,437,407)
Net transfers in and/out of Level 3	(451,281)
Balance as of May 31, 2010	$1,116,442

During the year ended May 31, 2010, there were no significant transfers in or out of Level 1 and Level 2 assets.

In order to value the securities, the Fund uses the following valuation techniques. Equity securities held by the Fund are valued at the last sale price or official closing price on the principal securities exchange on which they trade. In the event there were no sales during the day or closing prices are not available, then securities are valued using the last quoted bid or evaluated price. Debt obligations are valued based on the evaluated prices provided by an independent pricing service, which utilizes both dealer-supplied and electronic data processing techniques, taking into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Certain securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Certain short-term securities are valued at amortized cost. Other portfolio securities and assets, where market quotations are not readily available, are valued at fair value, as determined in good faith by the Fund’s Pricing Committee, following procedures established by the Board of Trustees.

When-issued/delayed delivery securities. The Fund may purchase or sell debt securities on a when-issued or delayed-delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction, with delivery or payment to occur at a later date beyond the normal settlement period. TBA securities resulting from these transactions are included in the Portfolio of Investments or in a schedule to the Portfolio of Investments (Schedule of Securities Sold Short). At the time that the

30	Investment Grade Bond Fund | Annual report

Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security is reflected in the Fund’s net asset value. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time that the Fund enters into this type of transaction, the Fund is required to have sufficient cash and/or liquid securities to cover its commitments.

Certain risks may arise upon entering into when-issued or delayed-delivery securities transactions, including the potential inability of counterparties to meet the terms of their contracts, and the issuer’s failure to issue the securities due to political, economic, or other factors. Additionally, losses may arise due to declines in the value of the securities prior to settlement date.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation. Dividend income is recorded on the ex-date except for certain foreign dividends where the ex-date may have passed, which are recorded when the Fund becomes aware of the dividends. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful.

Securities lending. The Fund may lend its securities to earn additional income. It receives and maintains cash collateral received from the borrower in an amount not less than the market value of the loaned securities. The Fund will invest its collateral in John Hancock Collateral Investment Trust (JHCIT), which has a floating net asset value and invests in short term investments as part of the securities lending program. As a result, the Fund will receive the benefit of any gains and bear any losses generated by JHCIT. Although risk of the loss of the securities lent is mitigated by holding the collateral, the Fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. The Fund may receive compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Income received from JHCIT is a component of securities lending income as recorded on the Statement of Operations.

Stripped securities. Stripped mortgage backed securities are financial instruments that derive their value from other instruments so that one class receives the entire principal from the underlying mortgage assets (PO or principal only), while the other class receives the interest cash flows (IO or interest only). Both PO and IO investments represent an interest in the cash flows of an underlying stripped mortgage backed security. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully receive its initial investment in an IO security. The market value of these securities can be extremely volatile in response to changes in interest rates. In addition, these securities present additional credit risk such that the Fund may not receive all or part of its principal because the counterparty or issuer has defaulted on its obligation.

Line of credit. The Fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the custodian agreement, the custodian may loan money to a Fund to make properly authorized payments. The Fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian has a lien, security interest or security entitlement in any Fund property that is not segregated, to the maximum extent permitted by law for any overdraft.

Annual report | Investment Grade Bond Fund	31

In addition, the Fund and other affiliated funds have entered into an agreement with the custodian which enables them to participate in a $100 million unsecured committed line of credit. Prior to March 31, 2010, the amount of the line of credit was $150 million. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund on a pro rata basis based on their relative average net assets. For the year ended May 31, 2010, the Fund had no significant borrowings under the line of credit.

Expenses. The majority of expenses are directly attributable to an individual fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses, and realized and unrealized gains (losses) are determined at the Fund level and allocated daily to each class of shares based on the net asset value of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes are calculated daily at the class level based on the appropriate net asset value of each class and the specific expense rates applicable to each class.

Federal income taxes. The Fund intends to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, the Fund has a capital loss carryforward of $4,558,779 available to offset future net realized capital gains. The following table details the capital loss carryforward available as of May 31, 2010.

CAPITAL LOSS CARRYFORWARD
EXPIRING AT MAY 31

2013	2014	2015

$756,259	$1,220,926	$2,581,594

As of May 31, 2010, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure. The Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The Fund generally declares dividends daily and pays them monthly. Capital gain distributions, if any, are distributed annually. During the year ended May 31, 2010, the tax character of distributions paid was as follows: ordinary income $7,039,801. During the year ended May 31, 2009, the tax character of distributions paid was as follows: ordinary income $6,085,494.

Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class. As of May 31, 2010, the components of distributable earnings on a tax basis included $412,792 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Material distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

32	Investment Grade Bond Fund | Annual report

Capital accounts within financial statements are adjusted for permanent book/tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book/tax differences will reverse in a subsequent period. Permanent book/tax differences are primarily attributable to amortization and accretion on debt securities.

Note 3 — Derivative instruments

The Fund may invest in derivatives, including futures contracts, in order to meet its investment objectives. The Fund may use derivatives to manage against anticipated changes in securities markets, currency or interest rates, maintain diversification and liquidity, access certain securities markets, enhance potential gains or manage duration.

The use of derivatives may involve risks different from, or potentially greater than, the risks associated with investing directly in securities. Specifically, derivatives expose the Fund to the risk that the counterparty to an over-the-counter (OTC) derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction. If the counterparty defaults, the Fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that the Fund will succeed in enforcing them.

For more information regarding the Fund’s use of derivatives, please refer to the Fund’s Prospectuses and Statement of Additional Information.

Futures. A futures contract is a contractual agreement to buy or sell a particular commodity, currency, or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates and potential losses in excess of the fund’s initial investment.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) is recorded by the Fund.

During the year ended May 31, 2010, the Fund used futures contracts to manage the duration of the portfolio. The following table summarizes the contracts held at May 31, 2010. The range of futures contracts notional amounts held by the Fund during the year ended May 31, 2010 was approximately $0 to $5.3 million.

					UNREALIZED
OPEN	NUMBER OF				APPRECIATION
CONTRACTS	CONTRACTS	POSITION	EXPIRATION DATE	NOTIONAL VALUE	(DEPRECIATION)

U.S. Treasury 30-Year	6	Long	Sep 2010	$735,938	($11,301)
Bond Futures
U.S. Treasury 5-Year	16	Short	Sep 2010	(1,866,750)	5,580
Note Futures
					($5,721)

Annual report | Investment Grade Bond Fund	33

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the Fund at May 31, 2010 by risk category:

	STATEMENT OF	FINANCIAL	ASSET	LIABILITY
	ASSETS AND	INSTRUMENTS	DERIVATIVES	DERIVATIVES
	LIABILITIES LOCATION	LOCATION	FAIR VALUE	FAIR VALUE

Interest rate contracts	Receivable/payable	Futures†	$5,580	($11,301)
for futures

†Reflects cumulative appreciation/depreciation on futures as disclosed in Note 3. Only the year-end variation margin is separately disclosed on the Statement of Assets and Liabilities.

Effect of derivative instruments on the Statement of Operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended May 31, 2010:

	STATEMENT OF OPERATION LOCATION	FUTURES

		Futures Contracts
Interest rate contracts	Net realized gain (loss) on	$65,321

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended May 31, 2010:

	STATEMENT OF OPERATION LOCATION	FUTURES

		Futures Contracts
Interest rate contracts	Change in unrealized appreciation	($68,546)
	(depreciation) of

Note 4 — Guarantees and indemnifications

Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Adviser) serves as investment adviser for the Fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Adviser, serves as principal underwriter of the Fund. The Adviser and the Distributor are indirect wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The Fund has an investment management contract with the Adviser under which the Fund pays a daily management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.400% of the first $1,500,000,000 of the Fund’s average daily net asset value and (b) 0.385% of the Fund’s daily net asset value in excess of $1,500,000,000. Prior to July 1, 2009, the Fund paid this fee monthly. The Adviser has a subadvisory agreement with MFC Global Investment Management (U.S.), LLC, an indirect owned subsidiary of MFC and an affiliate of the Adviser. The Fund is not responsible for payment of the subadvisory fees. The investment management fees incurred for the year ended May 31, 2010 were equivalent to an annual effective rate of 0.40% of the Fund’s average daily net assets.

34	Investment Grade Bond Fund | Annual report

Accounting and legal services. Pursuant to the Service Agreement, the Fund reimburses the Adviser for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services of the Fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. The accounting and legal services fees incurred for the year ended May 31, 2010, amounted to an annual rate of 0.02% of the Fund’s average daily net assets.

Distribution and service plans. The Fund has a distribution agreement with the Distributor. The Fund has adopted distribution and service plans with respect to Class A, Class B and Class C shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the Fund. The Fund may pay up to the following contractual rates of distribution and service fees under this arrangement, expressed as an annual percentage of average daily net assets for each class of the Fund’s shares.

Class	12b-1 Fee

Class A	0.25%
Class B	1.00%
Class C	1.00%

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $187,337 for the year ended May 31, 2010. Of this amount, $22,424 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $153,862 was paid as sales commissions to broker-dealers and $11,051 was paid as sales commissions to sales personnel of Signator Investors, Inc. (Signator Investors), a broker-dealer affiliate of the Adviser.

Class B and Class C shares are subject to contingent deferred sales charges (CDSC). Class B shares that are redeemed within six years of purchase are subject to CDSC, at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC on the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended May 31, 2010, CDSCs received by the Distributor amounted to $15,238 and $5,469 for Class B and Class C shares, respectively.

Transfer agent fees. The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services or Transfer Agent), an affiliate of the Adviser. The transfer agent fees are made up of three components:

• The Fund pays a monthly transfer agent fee at an annual rate of 0.015% for all classes, based on each class’s average daily net assets.

• The Fund pays a monthly fee based on an annual rate of $17.50 per shareholder account for all classes.

• In addition, Signature Services is reimbursed for certain out-of-pocket expenses.

Effective July 1, 2010, the transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost). The Signature Services Cost is comprised of a component of allocated John Hancock corporate overhead for providing transfer agent services to the Fund and to all other John Hancock affiliated funds. It also includes out-of-pocket expenses that are comprised of payments made to third-parties for services provided to their clients who

Annual report | Investment Grade Bond Fund	35

invest in one or more John Hancock funds. Signature Services Cost is calculated monthly and allocated to four categories of share classes: Institutional Share Classes, Retirement Share Classes, Municipal Bond Classes and all other Retail Share Classes. Within each of these categories, Signature Services Cost is allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Certain investor accounts that maintain small balances are charged an annual small accounts fee by Signature Services. The amounts related to these fees are credited by Signature Services to the Fund. For the year ended May 31, 2010, these fees amounted to $19,623, $1,319 and $2,779 for Class A, Class B and Class C shares, respectively.

Class level expenses for the year ended May 31, 2010 were:

	Distribution and	Transfer
Share class	service fees	agent fees

Class A	$271,188	$257,744
Class B	73,843	17,294
Class C	165,814	36,891
Class I	—	1,302
Total	$510,845	$313,231

Trustee expenses. The Trust compensates each Trustee who is not an employee of the Adviser or its affiliates. These Trustees may, for tax purposes, elect to defer receipt of this compensation under the John Hancock Group of Funds Deferred Compensation (the Plan). Deferred amounts are invested in various John Hancock funds and remain in the funds until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting liability are included in the accompanying Statement of Assets and Liabilities.

Note 6 — Fund share transactions
Transactions in Fund shares for the years ended May 31, 2010 and 2009 were as follows:

	Year ended 5-31-10		Year ended 5-31-09
	Shares	Amount	Shares	Amount
Class A shares

Sold	3,046,523	$29,732,081	2,399,215	$21,295,168
Distributions reinvested	500,338	4,872,542	521,314	4,611,418
Repurchased	(2,434,626)	(23,530,975)	(2,606,625)	(23,068,477)

Net increase	1,112,235	$11,073,648	313,904	$2,838,109

Class B shares

Sold	366,477	$3,545,402	296,969	$2,595,214
Distributions reinvested	23,250	226,781	24,927	220,575
Repurchased	(312,401)	(3,035,024)	(344,077)	(3,073,323)

Net increase (decrease)	77,326	$737,159	(22,181)	($257,534)

Class C shares

Sold	1,203,181	$11,707,974	873,442	$7,635,446
Distributions reinvested	46,738	456,892	33,915	298,914
Repurchased	(500,880)	(4,872,803)	(356,300)	(3,121,761)

Net increase	749,039	$7,292,063	551,057	$4,812,599

36	Investment Grade Bond Fund | Annual report

	Year ended 5-31-10		Year ended 5-31-09
	Shares	Amount	Shares	Amount
Class I shares

Sold	321,933	$3,219,949	180,865	$1,557,572
Distributions reinvested	9,542	93,068	3,345	29,234
Repurchased	(72,830)	(709,290)	(19,065)	(165,959)

Net increase	258,645	$2,603,727	165,145	$1,420,847

Net increase	2,197,245	$21,706,597	1,007,925	$8,814,021

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities and U.S. Treasury obligations, aggregated $94,264,175 and $83,882,340, respectively, for the year ended May 31, 2010. Purchases and sales of U.S. Treasury obligations aggregated $35,540,324 and $30,867,201, respectively, for the year ended May 31, 2010.

Annual report | Investment Grade Bond Fund	37

Auditors’ report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Bond Trust and Shareholders of John Hancock
Investment Grade Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Investment Grade Bond Fund (the “Fund”) at May 31, 2010, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2010 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
July 16, 2010

38	Investment Grade Bond Fund | Annual report

Tax information

Unaudited

For federal income tax purposes, the following information is furnished with respect to the Distributions of the Fund, if any, paid during its taxable year ended May 31, 2010.

The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2010.

Shareholders will be mailed a 2010 U.S. Treasury Department Form 1099-DIV in January 2011. This will reflect the total of all distributions that are taxable for calendar year 2010.

Annual report | Investment Grade Bond Fund	39

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Independent Trustees

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Patti McGill Peterson, Born: 1943	2006	47

Chairperson (since December 2008); Principal, PMP Globalinc (consulting) (since 2007); Senior
Associate, Institute for Higher Education Policy (since 2007); Executive Director, CIES (international education agency) (until 2007); Vice President, Institute of International Education (until 2007); Senior
Fellow, Cornell University Institute of Public Affairs, Cornell University (1997–1998); Former President
Wells College, St. Lawrence University and the Association of Colleges and Universities of the State
of New York. Director of the following: Niagara Mohawk Power Corporation (until 2003); Security
Mutual Life (insurance) (until 1997); ONBANK (until 1993). Trustee of the following: Board of Visitors,
The University of Wisconsin, Madison (since 2007); Ford Foundation, International Fellowships Program
(until 2007); UNCF, International Development Partnerships (until 2005); Roth Endowment (since 2002);
Council for International Educational Exchange (since 2003).

James F. Carlin, Born: 1940	2006	47

Chief Executive Officer, Director and Treasurer, Alpha Analytical Laboratories (environmental, chemical and pharmaceutical analysis) (since 1985); Part Owner and Treasurer, Lawrence Carlin
Insurance Agency, Inc. (since 1995); Chairman and Chief Executive Officer, Carlin Consolidated, Inc.
(management/investments) (since 1987).

William H. Cunningham, Born: 1944	2006	47

Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director of the following: LIN Television
(since 2009); Lincoln National Corporation (insurance) (Chairman since 2009 and Director since 2006);
Resolute Energy Corporation (since 2009); Nanomedical Systems, Inc. (biotechnology company)
(Chairman since 2008); Yorktown Technologies, LP (tropical fish) (Chairman since 2007); Greater Austin
Crime Commission (since 2001); Southwest Airlines (since 2000); former Director of the following:
Introgen (manufacturer of biopharmaceuticals) (until 2008); Hicks Acquisition Company I, Inc. (until
2007); Jefferson-Pilot Corporation (diversified life insurance company) (until 2006); and former Advisory
Director, JP Morgan Chase Bank (formerly Texas Commerce Bank–Austin) (until 2009).

Deborah C. Jackson,[2] Born: 1952	2008	47

Chief Executive Officer, American Red Cross of Massachusetts Bay (since 2002); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation
(since 2001); Board of Directors of American Student Association Corp. (since 1996); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (since 2007).

40	Investment Grade Bond Fund | Annual report

Independent Trustees (continued)

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Charles L. Ladner, Born: 1938	2006	47

Chairman and Trustee, Dunwoody Village, Inc. (retirement services) (since 2008); Director, Philadelphia
Archdiocesan Educational Fund (since 2009); Senior Vice President and Chief Financial Officer, UGI
Corporation (public utility holding company) (retired 1998); Vice President and Director for AmeriGas,
Inc. (retired 1998); Director of AmeriGas Partners, L.P. (gas distribution) (until 1997); Director,
EnergyNorth, Inc. (until 1995); Director, Parks and History Association (Cooperating Association,
National Park Service) (until 2005).

Stanley Martin,[2] Born: 1947	2008	47

Senior Vice President/Audit Executive, Federal Home Loan Mortgage Corporation (2004–2006);
Executive Vice President/Consultant, HSBC Bank USA (2000–2003); Chief Financial Officer/Executive
Vice President, Republic New York Corporation & Republic National Bank of New York (1998–2000);
Partner, KPMG LLP (1971–1998).

Dr. John A. Moore, Born: 1939	2006	47

President and Chief Executive Officer, Institute for Evaluating Health Risks, (nonprofit institution)
(until 2001); Senior Scientist, Sciences International (health research) (until 2003); Former
Assistant Administrator & Deputy Administrator, Environmental Protection Agency; Principal,
Hollyhouse (consulting) (since 2000); Director, CIIT Center for Health Science Research (nonprofit research) (until 2007).

Steven R. Pruchansky,[2] Born: 1944	2006	47

Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First
American Bank (since 2008); Managing Director, Jon James, LLC (real estate) (since 2000); Director,
First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President,
Maxwell Building Corp. (until 1991).

Gregory A. Russo, Born: 1949	2008	47

Vice Chairman, Risk & Regulatory Matters, KPMG LLP (“KPMG”) (2002–2006); Vice Chairman, Industrial
Markets, KPMG (1998–2002).

Non-Independent Trustees[3]

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

James R. Boyle, Born: 1959	2005	244

Senior Executive Vice President, U.S. Division, Manulife Financial Corporation (since 2009), Executive
Vice President (1999–2009); President, John Hancock Financial Services; Chairman and Director,
John Hancock Advisers, LLC and John Hancock Funds, LLC (2005–2010) and Chairman and Director,
John Hancock Investment Management Services, LLC (2006–2010); Trustee of John Hancock Trust
(since 2005), John Hancock Funds II (since 2005), and the John Hancock retail funds (since 2005).

Annual report | Investment Grade Bond Fund	41

Non-Independent Trustees[3] (continued)

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

John G. Vrysen, Born: 1955	2009	47

Senior Vice President, Strategic Initiatives, Manulife Financial Corporation (since 2006), Vice
President (until 2006), Manulife Financial Corporation; Director, Executive Vice President and Chief
Operating Officer, John Hancock Advisers, LLC, John Hancock Investment Management Services,
LLC and John Hancock Funds, LLC (since 2005, including other positions); Chief Operating Officer,
John Hancock Funds II and John Hancock Trust (since 2007); Chief Operating Officer, John Hancock retail funds (2007–2009).

Principal officers who are not Trustees

Name, Year of Birth		Officer
Position(s) held with Fund		of the
Principal occupation(s) and other		Trust
directorships during past 5 years		since

Keith F. Hartstein, Born: 1956		2005

President and Chief Executive Officer
Senior Vice President, Manulife Financial Corporation (since 2004); Director, President and Chief
Executive Officer, John Hancock Advisers, LLC and John Hancock Funds, LLC (since 2005); Director,
MFC Global Investment Management (U.S.), LLC (since 2005); Director, John Hancock Investment
Management Services, LLC (since 2006); Director, Chairman and President and Chief Executive Officer,
John Hancock retail funds (since 2005); President, NM Capital Management, Inc. (since 2005); Member and former Chairman, Investment Company Institute Sales Force Marketing Committee (since 2003).

Andrew G. Arnott, Born: 1971		2009

Chief Operating Officer
Senior Vice President, Manulife Financial Corporation (since 2009); Executive Vice President,
John Hancock Advisers, LLC (since 2005, including prior positions); Executive Vice President,
John Hancock Investment Management Services, LLC (since 2006, including prior positions); Executive
Vice President, John Hancock Funds, LLC (since 2004, including prior positions); Chief Operating Officer,
John Hancock retail funds (since 2009) and Vice President (2007–2009); Vice President, John Hancock
Funds II and John Hancock Trust (since 2006); Senior Vice President, Product Management and
Development for John Hancock Funds, LLC (2005–2009); Vice President and Director, Marketing and
Product Management, John Hancock Funds, LLC (1998–2005).

Thomas M. Kinzler, Born: 1955		2006

Secretary and Chief Legal Officer
Secretary and Chief Legal Officer, John Hancock retail funds, John Hancock Funds II, and
John Hancock Trust (since 2006); Secretary and Chief Legal Counsel, John Hancock Advisers, LLC,
John Hancock Investment Management Services, LLC and John Hancock Funds, LLC (since 2007, including prior positions); Vice President and Associate General Counsel, Massachusetts Mutual Life
Insurance Company (1999–2006); Secretary and Chief Legal Counsel, MML Series Investment Fund
(2000–2006); Secretary and Chief Legal Counsel, MassMutual Select Funds and MassMutual Premier
Funds (2004–2006).

42	Investment Grade Bond Fund | Annual report

Principal officers who are not Trustees (continued)

Name, Year of Birth	Officer
Position(s) held with Fund	of the
Principal occupation(s) and other	Trust
directorships during past 5 years	since

Francis V. Knox, Jr., Born: 1947	2005

Chief Compliance Officer
Chief Compliance Officer (since 2008), Vice President and Chief Compliance Officer (2005–2008),
John Hancock retail funds, John Hancock Funds II, and John Hancock Trust; Chief Compliance Officer,
John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008);
Vice President and Chief Compliance Officer, John Hancock Advisers, LLC, John Hancock Investment
Management Services, LLC and MFC Global Investment Management (U.S.), LLC (2005–2008).

Charles A. Rizzo, Born: 1957	2007

Chief Financial Officer
Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management
Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds, John Hancock Funds II and
John Hancock Trust (since 2007); Assistant Treasurer, Goldman Sachs Mutual Fund Complex (registered investment companies) (2005–2007); Vice President, Goldman Sachs (2005–2007); Managing Director
and Treasurer of Scudder Funds, Deutsche Asset Management (2003–2005).

Michael J. Leary, Born: 1965	2007

Treasurer
Treasurer for John Hancock retail funds, John Hancock Funds II and John Hancock Trust (since 2009);
Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC
(since 2007); Assistant Treasurer, John Hancock retail funds, John Hancock Funds II and John Hancock
Trust (2007–2009); Vice President and Director of Fund Administration, JP Morgan (2004–2007).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available without charge, upon request, by calling 1-800-225-5291 or by visiting our Web site www.jhfunds.com.

1 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2 Member of Audit Committee.

3 Non-Independent Trustees hold positions with the Fund’s investment adviser, underwriter and certain other affiliates.

Annual report | Investment Grade Bond Fund	43

More information

Trustees	Investment adviser
Patti McGill Peterson, Chairperson	John Hancock Advisers, LLC
James R. Boyle†
James F. Carlin	Subadviser
William H. Cunningham	MFC Global Investment
Deborah C. Jackson*	Management (U.S.), LLC
Charles L. Ladner
Stanley Martin*	Principal distributor
Dr. John A. Moore	John Hancock Funds, LLC
Steven R. Pruchansky*
Gregory A. Russo	Custodian
John G. Vrysen†	State Street Bank and Trust Company

Officers	Transfer agent
Keith F. Hartstein	John Hancock Signature Services, Inc.
President and Chief Executive Officer
Legal counsel
Andrew G. Arnott	K&L Gates LLP
Chief Operating Officer
Independent registered
Thomas M. Kinzler	public accounting firm
Secretary and Chief Legal Officer	PricewaterhouseCoopers LLP

Francis V. Knox, Jr.	The report is certified under the Sarbanes-Oxley
Chief Compliance Officer	Act, which requires mutual funds and other public
companies to affirm that, to the best of their
Charles A. Rizzo	knowledge, the information in their financial reports
Chief Financial Officer	is fairly and accurately stated in all material respects.

Michael J. Leary
Treasurer

*Member of the Audit Committee
†Non-Independent Trustee

The Fund’s proxy voting policies and procedures, as well as the Fund’s proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) Web site at www.sec.gov or on our Web site.

The Fund’s complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The Fund’s Form N-Q is available on our Web site and the SEC’s Web site, www.sec.gov, and can be reviewed and copied (for a fee) at the SEC’s Public Reference Room in Washington, DC. Call 1-800-SEC-0330 to receive information on the operation of the SEC’s Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our Web site www.jhfunds.com or by calling 1-800-225-5291.

You can also contact us:
1-800-225-5291	Regular mail:	Express mail:
jhfunds.com	John Hancock Signature Services, Inc.	John Hancock Signature Services, Inc.
	P.O. Box 55913	Mutual Fund Image Operations
	Boston, MA 02205-5913	30 Dan Road
Canton, MA 02021

44	Investment Grade Bond Fund | Annual report

1-800-225-5291
1-800-554-6713 TDD
1-800-338-8080 EASI-Line
www.jhfunds.com

Now available: electronic delivery
www.jhfunds.com/edelivery

This report is for the information of the shareholders of John Hancock Investment Grade Bond Fund.	5500A 5/10
It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.	7/10

John Hancock

MUTUAL FUNDS

John Hancock
Government Income Fund

Annual Report

5.31.10

Management’s discussion of
Fund performance

By MFC Global Investment Management (U.S.), LLC

U.S. government bonds posted solid gains during the year ended May 31, 2010. Bonds benefited as the economy improved very gradually, inflation stayed in check and interest rates stayed at historically low levels. Demand for government bonds, however, slowed as investors began taking on more risk and the Federal government ended its repurchase of Treasuries, agencies and mortgage bonds. Over the year, Treasury issuance surged to record levels, which further pressured prices. For the year, government bonds came out well behind higher-risk assets, including corporate bonds and stocks. Mortgage bonds outperformed Treasuries, although growing concerns over the European sovereign debt crisis triggered a late-period flight to higher-quality assets, particularly Treasuries.

John Hancock Government Income Fund’s Class A shares returned 7.08% at net asset value during the 12 months ended May 31, 2010. Over the same period, the Fund’s benchmark, the Barclays Capital U.S. Government Bond Index, which consists entirely of Treasuries and government agency bonds, returned 4.53%. Investments in assets that are not included in the index helped the Fund outperform. Both a sizable stake in mortgage bonds issued by government agencies, such as Fannie Mae and Freddie Mac, and a relatively small position in commercial mortgage-backed securities (CMBSs), which are bonds issued for large commercial projects, such as office buildings or shopping malls, were particularly helpful. The Fund also benefited from owning non-agency mortgage bonds, which are mortgage loans packaged as securities and sold by investment banks and brokers, as they outperformed agency issues. Over the year, we increased Treasuries and added a stake in collateralized mortgage obligations (CMOs), which are high-quality structured mortgage products. We also reduced our investment in both callable (redeemable) and non-callable agencies, which offered little yield advantage over Treasuries, as well as 30-year mortgage bonds issued by government agencies.

This commentary reflects the views of the portfolio managers through the end of the Fund’s period discussed in this report. The managers’ statements reflect their own opinions. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Past performance is no guarantee of future results.

The major risk factors in this Fund’s performance are interest rate and credit risk. When interest rates rise, bond prices usually fall. Generally, an increase in the Fund’s average maturity will make it more sensitive to interest-rate risk.

6	Government Income Fund | Annual report

A look at performance

For the period ended May 31, 2010

	Average annual returns (%)			Cumulative total returns (%)			SEC 30-day	SEC 30-day
	with maximum sales			with maximum sales			yield (%)	yield (%)
	charge (POP)			charge (POP)			subsidized	unsubsidized[1]

							as of	as of
	1-year	5-year	10-year	1-year	5-year	10-year	5-31-10	5-31-10
Class A	2.29	3.85	5.14	2.29	20.77	65.14	3.68	3.63
Class B	1.39	3.69	5.00	1.39	19.86	62.84	3.12	3.07
Class C	5.41	4.04	4.84	5.41	21.88	60.41	3.12	3.07

Performance figures assume all distributions are reinvested. Public offering price (POP) figures reflect maximum sales charges on Class A shares of 4.5% and the applicable contingent deferred sales charge (CDSC) on Class B shares and Class C shares. The returns for Class C shares have been adjusted to reflect the elimination of the front-end sales charge, effective 7-15-04. The Class B shares’ CDSC declines annually between years 1 to 6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. The waivers and expense limitations are contractual at least until 9-30-10. The net expenses are as follows: Class A — 1.13%, Class B — 1.88% and Class C — 1.88%. Had the fee waivers and expense limitations not been in place, the gross expenses would be as follows: Class A — 1.18%, Class B — 1.93% and Class C — 1.93%.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Fund’s current performance may be higher or lower than the performance shown. For current to the most recent month end performance data, please call 1–800–225–5291 or visit the Fund’s Web site at www.jhfunds.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

The Fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

1 Unsubsidized yields reflect what the yield would have been without the effect of reimbursements and waivers.

Annual report | Government Income Fund	7

A look at performance

Growth of $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Government Income Fund Class A shares for the period indicated. For comparison, we’ve shown the same investment in the Barclays Capital U.S. Government Bond Index.

	Period	Without	With maximum
	beginning	sales charge	sales charge	Index

Class B2	5-31-00	$16,284	$16,284	$18,281

Class C2	5-31-00	16,041	16,041	18,281

Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the Fund’s Class B and Class C shares, respectively, as of 5-31-10. The Class C shares investment with maximum sales charge has been adjusted to reflect the elimination of the front-end sales charge effective 7-15-04. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

Barclays Capital U.S. Government Bond Index is an unmanaged index of U.S. Treasury and government agency bonds.

It is not possible to invest directly in an index. Index figures do not reflect sales charges or direct expenses, which would have resulted in lower values if they did.

1 NAV represents net asset value and POP represents public offering price.

2 No contingent deferred sales charge applicable.

8	Government Income Fund | Annual report

Your expenses

These examples are intended to help you understand your ongoing operating expenses.

Understanding fund expenses

As a shareholder of the Fund, you incur two types of costs:

■ Transaction costs which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

■ Ongoing operating expenses including management fees, distribution and service fees (if applicable), and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about your fund’s actual ongoing operating expenses, and is based on your fund’s actual return. It assumes an account value of $1,000.00 on December 1, 2009 with the same investment held until May 31, 2010.

	Account value	Ending value	Expenses paid during
	on 12-1-09	on 5-31-10	period ended 5-31-10[1]

Class A	$1,000.00	$1,018.60	$5.28

Class B	1,000.00	1,014.80	9.09

Class C	1,000.00	1,014.90	8.99

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at May 31, 2010, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Annual report | Government Income Fund	9

Your expenses

Hypothetical example for comparison purposes

This table allows you to compare your fund’s ongoing operating expenses with those of any other fund. It provides an example of the Fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not your fund’s actual return). It assumes an account value of $1,000.00 on December 1, 2009, with the same investment held until May 31, 2010. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses.

	Account value	Ending value	Expenses paid during
	on 12-1-09	on 5-31-10	period ended 5-31-10[1]

Class A	$1,000.00	$1,019.70	$5.29

Class B	1,000.00	1,015.90	9.10

Class C	1,000.00	1,016.00	9.00

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1 Expenses are equal to the Fund’s annualized expense ratio of 1.05%, 1.81% and 1.79% for Class A, Class B and Class C shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

10	Government Income Fund | Annual report

Portfolio summary

Sector Composition[1]

U.S. Government Agency	51%	Asset-Backed Securities	3%

U.S. Government	23%	Short-Term Investments & Other	5%

Collateralized Mortgage Obligations	18%

Quality Composition[1,2]

U.S. & Government Agency Obligations	74%

AAA	15%

A	3%

BBB	1%

BB	0%

B	1%

CCC & Below	1%

Short-Term Investments & Other	5%

1 As a percentage of net assets on 5-31-10.

2 Ratings are from Moody’s Investors Services, Inc. If not available, we have used S&P ratings. In the absence of ratings from these agencies, we have used Fitch, Inc ratings. “Not Rated” securities are those with no ratings available. They may have internal ratings similar to those shown. All are as of 5-31-10 and do not reflect subsequent downgrades.

Annual report | Government Income Fund	11

Fund’s investments

As of 5-31-10

		Maturity
	Rate	date	Par value	Value

U.S. Government & Agency Obligations 74.21%				$279,252,324

(Cost $273,611,390)

U.S. Government 23.35%				87,849,841

Treasury Inflation Protected Securities
Inflation Indexed Bond (E)	3.875%	04-15-29	$1,555,312	2,061,153
Inflation Indexed Note (E)	2.000	07-15-14	9,235,280	9,849,999
Inflation Indexed Note (E)	1.375	01-15-20	10,062,700	10,127,945

U.S. Treasury
Bond	8.750	08-15-20	4,905,000	7,161,300
Bond	4.500	08-15-39	5,415,000	5,663,754
Bond	4.375	11-15-39	2,330,000	2,388,250
Bond	3.500	02-15-39	8,000,000	7,037,504
Note	4.250	11-15-17	5,450,000	5,979,244
Note	3.375	11-15-19	655,000	659,043
Note	3.125	05-15-19	2,160,000	2,140,087
Note	2.500	03-31-15	5,430,000	5,545,388
Note	2.500	04-30-15	4,460,000	4,549,896
Note	2.375	02-28-15	14,335,000	14,565,650
Note	2.250	01-31-15	10,015,000	10,120,628

U.S. Government Agency 50.86%				191,402,483

Federal Agricultural Mortgage Corp.
Gtd. Note Trust 2006-2 (S)	5.500	07-15-11	3,005,000	3,163,592

Federal Farm Credit Bank	3.000	12-22-14	5,000,000	5,063,675

Federal Home Loan Bank	5.375	05-18-16	6,380,000	7,321,758

Federal Home Loan Mortgage Corp.
15 Yr Pass Thru Ctf	5.500	10-01-19	559,534	604,821
15 Yr Pass Thru Ctf	4.500	TBA	5,300,000	5,543,055
30 Yr Pass Thru Ctf	4.500	04-01-39	15,401,157	15,775,958

Federal National Mortgage Association
15 Yr Pass Thru Ctf (P)	5.175	04-01-48	843,259	895,144
15 Yr Pass Thru Ctf	5.000	02-13-17	3,000,000	3,362,871
15 Yr Pass Thru Ctf	5.000	06-01-23	8,764,513	9,319,485
15 Yr Pass Thru Ctf	5.000	TBA	14,300,000	15,184,813
15 Yr Pass Thru Ctf (P)	4.251	05-01-34	7,318,086	7,640,081
15 Yr Pass Thru Ctf	4.000	01-01-24	12,333,386	12,693,753
15 Yr Pass Thru Ctf	4.000	06-01-24	22,665,071	23,313,151
15 Yr Pass Thru Ctf	4.000	07-01-24	7,335,740	7,545,497
15 Yr Pass Thru Ctf	3.000	10-29-14	8,620,000	8,706,950
30 Yr Pass Thru Ctf	5.500	06-01-37	6,994,035	7,456,843
30 Yr Pass Thru Ctf (P)	5.383	11-01-38	7,589,220	8,039,799
30 Yr Pass Thru Ctf	5.000	11-01-33	9,731,239	10,233,766
30 Yr Pass Thru Ctf	5.000	TBA	27,825,000	29,118,428
30 Yr Pass Thru Ctf (P)	4.902	12-01-38	5,060,838	5,319,072
30 Yr Pass Thru Ctf (P)	3.601	07-01-39	4,878,698	5,039,173

See notes to financial statements

12	Government Income Fund | Annual report

		Maturity
	Rate	date	Par value	Value
U.S. Government Agency (continued)

Government National Mortgage Association
15 Yr Pass Thru Ctf	7.500%	04-15-13	$59,725	$60,798

Corporate Bonds 1.00%				$3,741,342

(Cost $2,892,781)

Diversified Financial Services 1.00%				3,741,342

Crown Castle Towers LLC (S)	6.113%	01-15-20	$685,000	733,163

GTP Towers Issuer LLC (S)	4.436	02-15-15	910,000	940,983

Private Export Funding Corp.	3.050	10-15-14	2,000,000	2,067,196

Collateralized Mortgage Obligations 18.10%				$68,110,039

(Cost $67,095,657)

Collateralized Mortgage Obligations 18.10%				68,110,039

American Tower Trust,
Series 2007-1A, Class C (S)	5.615%	04-15-37	$1,365,000	1,434,894

Banc of America Funding Corp.,
Series 2007-E, Class 4A1 (P)	5.710	07-20-47	681,436	462,802

Bear Stearns Mortgage Funding Trust,
Series 2006-AR1, Class 2A1 (P)	0.563	08-25-36	683,402	359,620

Commercial Mortgage Pass Through
Certificates,
Series 2007-C9, Class A4 (P)	5.816	12-10-49	2,245,000	2,260,644

Federal Home Loan Mortgage Corp.
Series 3528, Class AD	4.500	10-15-46	5,059,105	5,199,047
Series 3545, Class PA	4.000	06-15-39	8,131,085	8,369,224
Series 3581, Class IO IO	6.000	10-15-39	1,589,378	288,736
Series 3623, Class LI IO	4.500	01-15-25	1,771,056	187,992
Series 3630, Class BI IO	4.000	05-15-27	1,016,422	152,696

Federal National Mortgage Association
Series 1993-225, Class TK	6.500	12-25-23	5,032,000	5,584,049
Series 2009-109, Class IW IO	4.500	04-25-38	2,383,939	411,956
Series 2009-47, Class EI IO	5.000	08-25-19	2,246,580	256,835
Series 2009-50, Class GI IO	5.000	05-25-39	3,741,113	559,743
Series 2009-78, Class IB IO	5.000	06-25-39	5,033,800	870,973
Series 2010-14, Class AI IO	4.000	08-25-27	2,921,342	521,612
Series 2010-25, Class NI IO	5.000	03-25-25	8,424,399	998,377
Series 2010-3, Class LI IO	5.000	02-25-25	21,304,141	2,525,303
Series 2010-36, Class BI IO	4.000	03-25-28	3,092,264	440,885
Series 398, Class C3 IO	4.500	05-25-39	3,254,410	742,782
Series 401, Class C2 IO	4.500	06-25-39	2,272,385	497,337
Series 402, Class 3 IO	4.000	11-25-39	2,126,690	495,437
Series 402, Class 4 IO	4.000	10-25-39	3,820,850	885,587
Series 402, Class 7 IO	4.500	11-25-39	3,556,633	806,243

First Horizon Alternative Mortgage Securities,
Series 2006-RE1, Class A1	5.500	05-25-35	1,475,064	1,192,629

Government National Mortgage Association,
Series 2009-45, Class DA	4.500	06-20-39	7,851,634	8,214,336

Greenpoint Mortgage Funding Trust
Series 2005-AR4, Class 4A2 (P)	0.703	10-25-45	910,079	225,498
Series 2006-AR1, Class A2A (P)	0.713	02-25-36	1,445,280	425,968

Greenwich Capital Commercial Funding Corp.,
Series 2007-GG9, Class A4	5.444	03-10-39	2,094,000	2,023,530

See notes to financial statements

Annual report | Government Income Fund	13

		Maturity
	Rate	date	Par value	Value
Collateralized Mortgage Obligations (continued)

GSR Mortgage Loan Trust,
Series 2005-AR6, Class 3A1 (P)	2.848%	09-25-35	$1,552,495	$1,462,050

Harborview Mortgage Loan Trust
Series 2005-11, Class X IO	2.470	08-19-45	6,703,464	242,830
Series 2005-16, Class 2A1B (P)	0.669	01-19-36	537,357	138,053
Series 2006-SB1, Class A1A (P)	1.271	12-19-36	1,093,001	474,743

IndyMac Index Mortgage Loan Trust
Series 2005-AR18, Class 1X IO	2.385	10-25-36	18,535,778	637,631
Series 2005-AR18, Class 2X IO	2.110	10-25-36	18,469,454	657,513

JPMorgan Chase Commercial Mortgage
Securities Corp.
Series 2007-CB18, Class A4	5.440	06-12-47	2,000,000	1,937,018
Series 2006-LDP7, Class A4 (P)	5.874	04-15-45	1,435,000	1,495,084

LB–UBS Commercial Mortgage Trust
Series 2007-C7, Class A3 (P)	5.866	09-15-45	2,060,000	2,014,796
Series 2006-C4, Class A4 (P)	5.882	06-15-38	1,720,000	1,775,249
Series 2007-C2, Class A3	5.430	02-15-40	2,125,000	2,043,742

Morgan Stanley Capital I
Series 2007-IQ13, Class A4	5.364	03-15-44	2,025,000	1,947,579
Series 2007-IQ15, Class A4 (P)	5.880	06-11-49	2,055,000	2,061,847

PRLM,
Series JF-929, Class AI IO	4.500	07-02-40	3,325,000	537,195

Washington Mutual, Inc.
Series 2005-AR1, Class X IO IO	1.700	01-25-45	33,963,827	1,110,872
Series 2006-AR4, Class 1A1B (P)	1.361	05-25-46	989,413	440,519
Series 2007-0A5, Class 2XPP IO	1.059	06-25-47	62,952,407	961,233
Series 2005-AR13, Class B1 (P)	0.943	10-25-45	1,534,260	167,396
Series 2005-AR6, Class B1 (P)	0.943	04-25-45	1,694,110	219,902

Wells Fargo Mortgage Backed Securities Trust,
Series 2005-AR5, Class 1A1 (P)	5.090	04-25-35	1,455,507	1,390,052

Asset Backed Securities 2.53%				$9,531,235

(Cost $9,628,882)

Asset Backed Securities 2.53%				9,531,235

Bank of America Auto Trust,
Series 2009-1A, Class A4 (S)	3.520%	06-15-16	$1,290,000	1,343,517

Bayview Financial Acquisition Trust,
Series 2006-A, Class 2A3 (P)	0.704	02-28-41	939,672	744,859

BMW Vehicle Lease Trust,
Series 2009-1, Class A4	3.660	08-15-13	2,000,000	2,054,721

Carrington Mortgage Loan Trust,
Series 2006-NC4, Class A5 (P)	0.403	10-25-36	443,260	368,019

Countrywide Asset-Backed Certificates,
Series 2006-3, Class 2A2 (P)	0.523	06-25-36	1,774,383	1,461,914

Dominos Pizza Master Issuer LLC,
Series 2007-1, Class A2 (S)	5.261	04-25-37	1,600,000	1,491,956

Hertz Vehicle Financing LLC,
Series 2009-2A, Class A2 (S)	5.290	03-25-16	1,380,000	1,471,563

Lehman XS Trust
Series 2005-5N, Class 3A2 (P)	0.703	11-25-35	1,100,862	367,864
Series 2005-7N, Class 1A1B (P)	0.643	12-25-35	709,126	226,822

See notes to financial statements

14	Government Income Fund | Annual report

			Par value	Value

Short-Term Investments 16.89%				$63,542,000

(Cost $63,542,000)

Repurchase Agreement 0.94%				3,542,000

Repurchase Agreement with State Street Corp. dated 5-28-10
at 0.01% to be repurchased at $3,542,004 on 6-1-10,
collateralized by $3,585,000 Federal National Mortgage Association,
1.375% due 4-28-11 (valued at $3,616,369)			$3,542,000	3,542,000

		Maturity
	Yield*	date	Par value	Value
Short-Term Securities 15.95%				$60,000,000

Federal Home Loan Bank Discount Note	0.060%	06-01-10	$60,000,000	60,000,000

Total investments (Cost $416,770,710) 112.73%				$424,176,940

Other assets and liabilities, net (12.73%)				($47,884,602)

Total net assets 100.00%				$376,292,338

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

IO Interest Only Security — Interest Tranche of Stripped Mortgage Pool

TBA To Be Announced

(E) Principal amount of security is adjusted for inflation.

(P) Variable rate obligation. The coupon rate shown represents the rate at period end.

(S) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.

* Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.

† At 5-31-10, the aggregate cost of investment securities for federal income tax purposes was $417,491,042. Net unrealized appreciation aggregated $6,685,898, of which $11,750,862 related to appreciated investment securities and $5,064,964 related to depreciated investment securities.

See notes to financial statements

Annual report | Government Income Fund	15

F I N A N C I A L  S T A T E M E N T S

Financial statements

Statement of assets and liabilities 5-31-10

This Statement of Assets and Liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value and the maximum offering price per share.

Assets

Investments, at value (Cost $416,770,710)	$424,176,940
Cash	918
Cash held at broker for futures contracts	143,640
Receivable for fund shares sold	1,087,560
Interest receivable	1,880,386
Receivable due from adviser	1,038
Other receivables and prepaid assets	53,871

Total assets	427,344,353

Liabilities

Payable for delayed delivery securities purchased	50,061,428
Payable for fund shares repurchased	576,036
Payable for futures variation margin (Note 3)	10,078
Distributions payable	208,691
Payable to affiliates
Accounting and legal services fees	5,238
Transfer agent fees	46,747
Distribution and service fees	27,049
Trustees’ fees	42,883
Other liabilities and accrued expenses	73,865

Total liabilities	51,052,015

Net assets

Capital paid-in	$394,454,084
Undistributed net investment Income	375,679
Accumulated net realized loss on investments and futures contracts	(25,849,766)
Net unrealized appreciation on investments and futures contracts	7,312,341

Net assets	$376,292,338

Net asset value per share

Based on net asset values and shares outstanding — the Fund has an unlimited number of shares authorized with no par value
Class A ($327,476,876 ÷ 34,517,798 shares)	$9.49
Class B ($15,311,103 ÷ 1,614,098 shares)[1]	$9.49
Class C ($33,504,359 ÷ 3,531,614 shares)[1]	$9.49

Maximum offering price per share

Class A (net asset value per share ÷ 95.5%)[2]	$9.94

1 Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

2 On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

See notes to financial statements

16	Government Income Fund | Annual report

F I N A N C I A L   S T A T E M E N T S

Statement of operations For the year ended 5-31-10

This Statement of Operations summarizes the Fund’s investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Investment income

Interest	$16,425,627

Expenses

Investment management fees (Note 5)	2,285,680
Distribution and service fees (Note 5)	1,349,507
Accounting and legal services fees (Note 5)	83,551
Transfer agent fees (Note 5)	654,341
Trustees’ fees (Note 5)	28,935
State registration fees	63,582
Printing and postage fees	92,914
Professional fees	98,845
Custodian fees	56,867
Other	16,504

Total expenses	4,730,726
Less expense reductions (Note 5)	(220,525)

Net expenses	4,510,201

Net investment income	11,915,426

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments in unaffiliated issuers	1,312,579
Futures contracts (Note 3)	275,059
1,587,638
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	12,191,913
Futures contracts (Note 3)	(233,916)

11,957,997

Net realized and unrealized gain	13,545,635

Increase in net assets from operations	$25,461,061

See notes to financial statements

Annual report | Government Income Fund	17

F I N A N C I A L   S T A T E M E N T S

Statements of changes in net assets

These Statements of Changes in Net Assets show how the value of the Fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of Fund share transactions.

	Year	Year
	ended	ended
	5-31-10	5-31-09

Increase (decrease) in net assets

From operations
Net investment income	$11,915,426	$13,379,675
Net realized gain	1,587,638	11,460,029
Change in net unrealized appreciation (depreciation)	11,957,997	(5,618,586)

Increase in net assets resulting from operations	25,461,061	19,221,118

Distributions to shareholders
From net investment income
Class A	(11,989,925)	(12,859,424)
Class B	(501,427)	(624,301)
Class C	(1,016,824)	(699,168)

Total distributions	(13,508,176)	(14,182,893)

From Fund share transactions (Note 6)	(28,824,472)	39,021,871

Total increase (decrease)	(16,871,587)	44,060,096

Net assets

Beginning of year	393,163,925	349,103,829

End of year	$376,292,338	$393,163,925

Undistributed net investment income	$375,679	$239,293

See notes to financial statements

18	Government Income Fund | Annual report

Financial highlights

The Financial Highlights show how the Fund’s net asset value for a share has changed since the end of the previous period.

CLASS A SHARES Period ended	5-31-10	5-31-09	5-31-08	5-31-07	5-31-06

Per share operating performance

Net asset value, beginning of year	$9.19	$9.09	$8.87	$8.79	$9.26
Net investment income[1]	0.30	0.33	0.41	0.41	0.36
Net realized and unrealized gain (loss) on investments	0.34	0.13	0.23	0.09	(0.45)
Total from investment operations	0.64	0.46	0.64	0.50	(0.09)
Less distributions
From net investment income	(0.34)	(0.36)	(0.42)	(0.42)	(0.38)
Net asset value, end of year	$9.49	$9.19	$9.09	$8.87	$8.79
Total return (%)[2,3]	7.08	5.15	7.30	5.76	(0.99)

Ratios and supplemental data

Net assets, end of year (in millions)	$327	$337	$322	$320	$349
Ratios (as a percentage of average net assets):
Expenses before reductions	1.13	1.21[4]	1.10	1.10	1.12
Expenses net of fee waivers	1.09	1.16[4]	1.04	1.05	1.08
Expenses net of fee waivers and credits	1.08	1.16[4]	1.04	1.05	1.08
Net investment income	3.22	3.70	4.53	4.64	4.00
Portfolio turnover (%)	91[5]	157[5]	154	168	209

1 Based on the average daily shares outstanding.

2 Assumes dividend reinvestment (if applicable).

3 Total returns would have been lower had certain expenses not been reduced during the periods shown.

4 Includes the impact of proxy expenses, which amounted to 0.03% of average net assets.

5 The portfolio turnover rate including the effect of “TBA” (to be announced) for the periods ended were as follows: 127% and 207% for 5-31-10 and 5-31-09, respectively. Prior years include the effect of TBA transactions.

CLASS B SHARES Period ended	5-31-10	5-31-09	5-31-08	5-31-07	5-31-06

Per share operating performance

Net asset value, beginning of year	$9.18	$9.09	$8.87	$8.79	$9.26
Net investment income[1]	0.23	0.26	0.34	0.34	0.29
Net realized and unrealized gain (loss) on investments	0.35	0.12	0.23	0.09	(0.44)
Total from investment operations	0.58	0.38	0.57	0.43	(0.15)
Less distributions
From net investment income	(0.27)	(0.29)	(0.35)	(0.35)	(0.32)
Net asset value, end of year	$9.49	$9.18	$9.09	$8.87	$8.79
Total return (%)[2,3]	6.39	4.25	6.51	4.98	(1.73)

Ratios and supplemental data

Net assets, end of year (in millions)	$15	$21	$17	$19	$28
Ratios (as a percentage of average net assets):
Expenses before reductions	1.88	1.97[4]	1.86	1.85	1.87
Expenses net of fee waivers	1.84	1.92[4]	1.80	1.80	1.83
Expenses net of fee waivers and credits	1.83	1.92[4]	1.79	1.80	1.83
Net investment income	2.48	2.90	3.79	3.88	3.23
Portfolio turnover (%)	91[5]	157[5]	154	168	209

1 Based on the average daily shares outstanding.

2 Assumes dividend reinvestment (if applicable).

3 Total returns would have been lower had certain expenses not been reduced during the periods shown.

4 Includes the impact of proxy expenses, which amounted to 0.03% of average net assets.

5 The portfolio turnover rate including the effect of “TBA” (to be announced) for the periods ended were as follows: 127% and 207% for 5-31-10 and 5-31-09, respectively. Prior years include the effect of TBA transactions.

See notes to financial statements

Annual report | Government Income Fund	19

CLASS C SHARES Period ended	5-31-10	5-31-09	5-31-08	5-31-07	5-31-06

Per share operating performance

Net asset value, beginning of year	$9.18	$9.09	$8.86	$8.79	$9.26
Net investment income[1]	0.23	0.25	0.34	0.34	0.29
Net realized and unrealized gain (loss) on investments	0.35	0.13	0.24	0.08	(0.44)
Total from investment operations	0.58	0.38	0.58	0.42	(0.15)
Less distributions
From net investment income	(0.27)	(0.29)	(0.35)	(0.35)	(0.32)
Net asset value, end of year	$9.49	$9.18	$9.09	$8.86	$8.79
Total return (%)[2,3]	6.41	4.25	6.51	4.98	(1.73)

Ratios and supplemental data

Net assets, end of year (in millions)	$34	$36	$10	$5	$5
Ratios (as a percentage of average net assets):
Expenses before reductions	1.87	2.00[4]	1.85	1.85	1.87
Expenses net of fee waivers	1.84	1.93[4]	1.79	1.80	1.83
Expenses net of fee waivers and credits	1.83	1.93[4]	1.79	1.80	1.83
Net investment income	2.46	2.79	3.75	3.91	3.24
Portfolio turnover (%)	91[5]	157[5]	154	168	209

1 Based on the average daily shares outstanding.

2 Assumes dividend reinvestment (if applicable).

3 Total returns would have been lower had certain expenses not been reduced during the periods shown.

4 Includes the impact of proxy expenses, which amounted to 0.03% of average net assets.

5 The portfolio turnover rate including the effect of “TBA” (to be announced) for the periods ended were as follows: 127% and 207% for 5-31-10 and 5-31-09, respectively. Prior years include the effect of TBA transactions.

See notes to financial statements

20	Government Income Fund | Annual report

Notes to financial statements

Note 1 — Organization

John Hancock Government Income Fund (the Fund) is a diversified series of John Hancock Bond Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the Fund is to seek a high level of current income consistent with preservation of capital. Maintaining a stable share price is a secondary goal.

The Fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of Assets and Liabilities. Class A, Class B and Class C shares are offered to all investors. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees and transfer agent fees for each class may differ. Class B shares convert to Class A shares eight years after purchase.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. The Fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these techniques are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes significant unobservable inputs when market prices are not readily available or reliable, including the Fund’s own assumptions in determining the fair value of investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Annual report | Government Income Fund	21

The following is a summary of the values by input classification of the Fund’s investments as of May 31, 2010, by major security category or type:

			LEVEL 2	LEVEL 3
	TOTAL MARKET		SIGNIFICANT	SIGNIFICANT
INVESTMENTS	VALUE AT	LEVEL 1	OBSERVABLE	UNOBSERVABLE
IN SECURITIES	5-31-10	QUOTED PRICE	INPUTS	INPUTS

U.S. Government &	$279,252,324	—	$279,252,324	—
Agency Obligations
Corporate Bonds	3,741,342	—	3,741,342	—
Collateralized Mortgage	68,110,039	—	65,316,467	$2,793,572
Obligations
Asset Backed Securities	9,531,235	—	9,531,235	—
Short-Term Investments	63,542,000	—	63,542,000	—

Total Investments in	$424,176,940	—	$421,383,368	$2,793,572
Securities
Other Financial	($93,889)	($93,889)	—	—
Instruments
Totals	$424,083,051	($93,889)	$421,383,368	$2,793,572

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	COLLATERALIZED	U.S. GOVERNMENT
	MORTGAGE	& AGENCY
	OBLIGATIONS	OBLIGATIONS	TOTAL

Balance as of June 1, 2009	$2,916,190	$9,234,844	$12,151,034
Accrued discounts/premiums	—	—	—
Realized gain (loss)	1,078,159	—	1,078,159
Change in unrealized gain (loss)	1,113,901	—	1,113,901
Net purchases (sales)	(1,798,224)	(9,234,844)	(11,033,068)
Net transfers in and/out of Level 3	(516,454)	—	(516,454)
Balance as of May 31, 2010	$2,793,572	—	$2,793,572

During the year ended May 31, 2010, there were no significant transfers in or out of Level 1 and Level 2 assets.

In order to value the securities, the Fund uses the following valuation techniques. Debt obligations are valued based on the evaluated prices provided by an independent pricing service, which utilizes both dealer-supplied and electronic data processing techniques, taking into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Certain securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Certain short-term securities are valued at amortized cost. Other portfolio securities and assets, where market quotations are not readily available, are valued at fair value, as determined in good faith by the Fund’s Pricing Committee, following procedures established by the Board of Trustees.

Repurchase agreements. The Fund may enter into repurchase agreements. When a Fund enters into a repurchase agreement, it receives collateral which is held in a segregated account by the Fund’s custodian. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline.

22	Government Income Fund | Annual report

When-issued/delayed delivery securities. The Fund may purchase or sell debt securities on a when-issued or delayed-delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time that the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the Fund’s net asset value. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time that the Fund enters into this type of transaction, the Fund is required to have sufficient cash and/or liquid securities to cover is commitments.

Certain risks may arise upon entering into when-issued or delayed-delivery securities transactions, including the potential inability of counterparties to meet the terms of their contracts, and the issuer’s failure to issue the securities due to political, economic, or other factors. Additionally, losses may arise due to declines in the value of the securities prior to settlement date.

Stripped securities. Stripped mortgage backed securities are financial instruments that derive their value from other instruments so that one class receives the entire principal from the underlying mortgage assets (PO or principal only), while the other class receives the interest cash flows (IO or interest only). Both PO and IO investments represent an interest in the cash flows of an underlying stripped mortgage backed security. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully receive its initial investment in an IO security. The market value of these securities can be extremely volatile in response to changes in interest rates. In addition, these securities present additional credit risk such that the Fund may not receive all or part of its principal because the counterparty or issuer has defaulted on its obligation.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful.

Line of credit. The Fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the custodian agreement, the custodian may loan money to a Fund to make properly authorized payments. The Fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian has a lien, security interest or security entitlement in any Fund property that is not segregated, to the maximum extent permitted by law for any overdraft.

In addition, the Fund and other affiliated funds have entered into an agreement with the custodian which enables them to participate in a $100 million unsecured committed line of credit. Prior to March 31, 2010, the amount of the line of credit was $150 million. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund on a pro rata basis based on their relative average net assets. For the year ended May 31, 2010, the Fund had no significant borrowings under the line of credit.

Expenses. The majority of expenses are directly attributable to an individual fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s

Annual report | Government Income Fund	23

relative assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses, and realized and unrealized gains (losses) are determined at the Fund level and allocated daily to each class of shares based on the net asset value of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees for all classes are calculated daily at the class level based on the appropriate net asset value of each class and the specific expense rates applicable to each class.

Federal income taxes. The Fund intends to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, the Fund has a capital loss carryforward of $24,832,100 available to offset future net realized capital gains. The following table details the capital loss carryforward available as of May 31, 2010. Net capital losses of $90,756, that are a result of security transactions occurring after October 31, 2009, are treated as occurring on June 1, 2010, the first day of the Fund’s next taxable year.

CAPITAL LOSS CARRYFORWARD EXPIRING MAY 31
2012	2013	2014	2015	2018

$4,248,579	$4,467,829	$9,620,557	$6,462,038	$33,097

As of May 31, 2010, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure. The Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The Fund generally declares dividends daily and pays them monthly. Capital gain distributions, if any, are paid annually. The tax character of distributions for the years ended May 31, 2010 and May 31, 2009 were as follows: Ordinary income $13,508,176 and $14,182,893, respectively.

Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class. As of May 31, 2010, the components of distributable earnings on a tax basis included $617,543 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Material distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Capital accounts within financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period. Permanent book-tax differences are primarily attributable to pay-downs and amortization and accretion on debt securities.

Note 3 — Derivative instruments

The Fund may invest in derivatives, including futures contracts, in order to meet its investment objectives. The Fund may use derivatives to manage against anticipated changes in securities markets, or interest rates, maintain diversification and liquidity, access certain securities markets, enhance potential gains, or manage duration.

24	Government Income Fund | Annual report

The use of derivatives may involve risks different from, or potentially greater than, the risks associated with investing directly in securities. Specifically, derivatives expose the Fund to the risk that the counterparty to an over-the-counter (OTC) derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction. If the counterparty defaults, the Fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or the Fund will succeed in enforcing them.

For more information regarding the Fund’s use of derivatives, please refer to the Fund’s Prospectus and Statement of Additional Information.

Futures. A futures contract is a contractual agreement to buy or sell a particular commodity, currency, or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates and potential losses in excess of the fund’s initial investment.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (variation margin) is recorded by the Fund.

During the year ended May 31, 2010 the Fund used futures contracts to manage the duration of the Portfolio. The following table summarizes the contracts held at May 31, 2010. The range of futures contracts notional amounts held by the Fund during the year ended May 31, 2010 was approximately $11.7 million to $13.7 million.

					UNREALIZED
OPEN	NUMBER OF				APPRECIATION
CONTRACTS	CONTRACTS	POSITION	EXPIRATION DATE	NOTIONAL VALUE	(DEPRECIATION)

U.S. Treasury 30-Year
Bond Futures	60	Long	Sep 2010	$7,359,375	($112,721)
U.S. Treasury 5-Year
Note Futures	54	Short	Sep 2010	(6,300,281)	18,832

					($93,889)

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the Fund at May 31, 2010 by risk category:

		FINANCIAL	ASSET	LIABILITY
	STATEMENT OF ASSETS AND	INSTRUMENTS	DERIVATIVES	DERIVATIVES
RISK	LIABILITIES LOCATION	LOCATION	FAIR VALUE	FAIR VALUE

Interest rate contracts	Receivable/payable	Futures†	$18,832	($112,721)
for futures

†Reflects cumulative appreciation/depreciation on futures as disclosed in Note 3. Only the year end variation margin is separately disclosed in the Statements of Assets and Liabilities.

Annual report | Government Income Fund	25

Effect of derivative instruments on the Statement of Operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended May 31, 2010:

	STATEMENT OF
RISK	OPERATIONS LOCATION	FUTURES CONTRACTS

Interest rate contracts	Net realized gain (loss) on	$275,059

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended May 31, 2010:

RISK	STATEMENT OF OPERATIONS LOCATION	FUTURES CONTRACTS

Interest rate contracts	Change in unrealized	($233,916)
	appreciation (depreciation) of

Note 4 — Guarantees and indemnifications

Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Adviser) serves as investment adviser for the Fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Adviser, serves as principal underwriter of the Fund. The Adviser and the Distributor are indirect wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The Fund has an investment management contract with the Adviser under which the Fund pays a daily management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.625% of the first $300,000,000 of the Fund’s average daily net assets, (b) 0.50% of the next $300,000,000, (c) 0.48% of the next $400,000,000, (d) 0.45% of the next $1,000,000,000 and (e) 0.43% of the Fund’s average daily net assets in excess of $2,000,000,000. Prior to October 1, 2009, the Fund paid this fee equivalent, on an annual basis, to the sum of: (a) 0.625% of the first $300,000,000 of the Fund’s average daily net assets and (b) 0.50% of the Fund’s average daily net assets in excess of $300,000,000. Prior to July 1, 2009, the Fund paid this fee monthly. The Adviser has a subadvisory agreement with MFC Global Investment Management (U.S.), LLC, an indirect owned subsidiary of MFC and an affiliate of the Adviser. The Fund is not responsible for payment of the subadvisory fees.

The Adviser has contractually agreed to limit the management fee to a maximum annual rate of 0.55% of the Fund’s average daily net asset value, at least until September 30, 2010. Accordingly, the expense reductions related to management fee limitation amounted to $183,932 for the year ended May 31, 2010.

In addition, the Adviser voluntarily waived certain other expenses. Accordingly, these expense reductions amounted to $128, $6 and $13 for Class A, Class B and Class C shares, respectively, for the year ended May 31, 2010.

Accounting and legal services. Pursuant to the Service Agreement, the Fund reimburses the Adviser for all expenses associated with providing the administrative, financial, legal, accounting

26	Government Income Fund | Annual report

and recordkeeping services of the Fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. The accounting and legal services fees incurred for the year ended May 31, 2010, amounted to an annual rate of 0.02%of the Fund’s average daily net assets.

Distribution and service plans. The Fund has a distribution agreement with the Distributor. The Fund has adopted distribution and service plans with respect to Class A, Class B and Class C shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the Fund. The Fund may pay up to the following contractual rates of distribution and service fees under this arrangement, expressed as an annual percentage of average daily net assets for each class of the Fund’s shares.

Class	12b-1 Fees

Class A	0.25%
Class B	1.00%
Class C	1.00%

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $249,304 for the year ended May 31, 2010. Of this amount, $30,204 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $189,268 was paid as sales commissions to broker-dealers and $29,832 was paid as sales commissions to sales personnel of Signator Investors, Inc. (Signator Investors), a broker-dealer affiliate of the Adviser.

Class B and Class C shares are subject to contingent deferred sales charges (CDSC). Class B shares that are redeemed within six years of purchase are subject to CDSC, at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC on the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended May 31, 2010, CDSCs received by the Distributor amounted to $39,306 and $19,286 for Class B and Class C shares, respectively.

Transfer agent fees. The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services or Transfer Agent), an affiliate of the Adviser. The transfer agent fees are made up of three components:

• The Fund pays a monthly transfer agent fee at an annual rate of 0.015% for all classes, based on each class’s average daily net assets.

• The Fund pays a monthly fee based on an annual rate of $17.50 per shareholder account for all classes.

• In addition, Signature Services is reimbursed for certain out-of-pocket expenses.

Effective July 1, 2010, the transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost). The Signature Services Cost is comprised of a component of allocated John Hancock corporate overhead for providing transfer agent services to the Fund and to all other John Hancock affiliated funds. It also includes out-of-pocket expenses that are comprised of payments made to third-parties for services provided to their clients who invest in one or more John Hancock funds. Signature Services Cost is calculated monthly and allocated to four categories of share classes: Institutional Share Classes, Retirement Share Classes, Municipal Bond Classes and all other Retail Share Classes. Within each of these categories,

Annual report | Government Income Fund	27

Signature Services Cost is allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Certain investor accounts that maintain small balances are charged an annual small accounts fee by Signature Services. The amounts related to these fees are credited by Signature Services to the Fund. For the year ended May 31, 2010, these fees amounted to $31,369, $1,782 and $3,295 for Class A, Class B and Class C shares, respectively.

Class level expenses for the year ended May 31, 2010 were:

	Distribution and	Transfer
Share class	service fees	agent fees

Class A	$823,951	$563,595
Class B	173,935	30,705
Class C	351,621	60,041
Total	$1,349,507	$654,341

Trustee expenses. The Trust compensates each Trustee who is not an employee of the Adviser or its affiliates. These Trustees may, for tax purposes, elect to defer receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan (the Plan). Deferred amounts are invested in various John Hancock funds and remain in the funds until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting liability are included in the accompanying Statement of Assets and Liabilities.

Note 6 — Fund share transactions

Transactions in Fund shares for the years ended May 31, 2010 and May 31, 2009 were as follows:

	Year ended 5-31-10		Year ended 5-31-09
	Shares	Amount	Shares	Amount
Class A shares

Sold	5,932,300	$55,606,069	9,274,977	$83,683,440
Distributions reinvested	990,854	9,273,026	1,107,246	10,010,856
Repurchased	(9,050,352)	(84,423,926)	(9,192,055)	(83,327,934)

Net increase (decrease)	(2,127,198)	($19,544,831)	1,190,168	$10,366,362

Class B shares

Sold	519,867	$4,853,336	1,485,247	$13,429,283
Distributions reinvested	37,916	354,498	53,166	485,498
Repurchased	(1,191,779)	(11,097,988)	(1,201,012)	(10,934,919)

Net increase (decrease)	(633,996)	($5,890,154)	337,401	$2,979,862

Class C shares

Sold	3,072,799	$28,785,343	5,419,960	$48,903,703
Distributions reinvested	59,397	555,907	46,029	417,396
Repurchased	(3,509,096)	(32,730,737)	(2,607,534)	(23,645,452)

Net increase (decrease)	(376,900)	($3,389,487)	2,858,455	$25,675,647

Net increase (decrease)	(3,138,094)	($28,824,472)	4,386,024	$39,021,871

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities and U.S. Treasury obligations, aggregated $167,820,009 and $245,106,320, respectively for the year ended May 31, 2010. Purchases and sales of U.S. Treasury obligations aggregated $171,646,858 and $144,941,980, respectively for the year ended May 31, 2010.

28	Government Income Fund | Annual report

Auditors’ report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Bond Trust and Shareholders of
John Hancock Government Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Government Income Fund (the “Fund”) at May 31, 2010, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2010 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
July 16, 2010

Annual report | Government Income Fund	29

Tax information

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable period ended May 31, 2010.

The Fund designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2010.

Shareholders will be mailed a 2010 U.S. Treasury Department Form 1099-DIV in January 2011. This will reflect the total of all distributions that are taxable for the calendar year 2010.

30	Government Income Fund | Annual report

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Independent Trustees

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Patti McGill Peterson, Born: 1943	2006	47

Chairperson (since December 2008); Principal, PMP Globalinc (consulting) (since 2007); Senior
Associate, Institute for Higher Education Policy (since 2007); Executive Director, CIES (international education agency) (until 2007); Vice President, Institute of International Education (until 2007); Senior
Fellow, Cornell University Institute of Public Affairs, Cornell University (1997–1998); Former President
Wells College, St. Lawrence University and the Association of Colleges and Universities of the State
of New York. Director of the following: Niagara Mohawk Power Corporation (until 2003); Security
Mutual Life (insurance) (until 1997); ONBANK (until 1993). Trustee of the following: Board of Visitors,
The University of Wisconsin, Madison (since 2007); Ford Foundation, International Fellowships Program
(until 2007); UNCF, International Development Partnerships (until 2005); Roth Endowment (since 2002);
Council for International Educational Exchange (since 2003).

James F. Carlin, Born: 1940	2006	47

Chief Executive Officer, Director and Treasurer, Alpha Analytical Laboratories (environmental, chemical and pharmaceutical analysis) (since 1985); Part Owner and Treasurer, Lawrence Carlin
Insurance Agency, Inc. (since 1995); Chairman and Chief Executive Officer, Carlin Consolidated, Inc.
(management/investments) (since 1987).

William H. Cunningham, Born: 1944	2006	47

Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director of the following: LIN Television
(since 2009); Lincoln National Corporation (insurance) (Chairman since 2009 and Director since 2006);
Resolute Energy Corporation (since 2009); Nanomedical Systems, Inc. (biotechnology company)
(Chairman since 2008); Yorktown Technologies, LP (tropical fish) (Chairman since 2007); Greater Austin
Crime Commission (since 2001); Southwest Airlines (since 2000); former Director of the following:
Introgen (manufacturer of biopharmaceuticals) (until 2008); Hicks Acquisition Company I, Inc. (until
2007); Jefferson-Pilot Corporation (diversified life insurance company) (until 2006); and former Advisory
Director, JP Morgan Chase Bank (formerly Texas Commerce Bank–Austin) (until 2009).

Deborah C. Jackson,[2] Born: 1952	2008	47

Chief Executive Officer, American Red Cross of Massachusetts Bay (since 2002); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation
(since 2001); Board of Directors of American Student Association Corp. (since 1996); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (since 2007).

Annual report | Government Income Fund	31

Independent Trustees (continued)

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Charles L. Ladner, Born: 1938	2006	47

Chairman and Trustee, Dunwoody Village, Inc. (retirement services) (since 2008); Director, Philadelphia
Archdiocesan Educational Fund (since 2009); Senior Vice President and Chief Financial Officer, UGI
Corporation (public utility holding company) (retired 1998); Vice President and Director for AmeriGas,
Inc. (retired 1998); Director of AmeriGas Partners, L.P. (gas distribution) (until 1997); Director,
EnergyNorth, Inc. (until 1995); Director, Parks and History Association (Cooperating Association,
National Park Service) (until 2005).

Stanley Martin,[2] Born: 1947	2008	47

Senior Vice President/Audit Executive, Federal Home Loan Mortgage Corporation (2004–2006);
Executive Vice President/Consultant, HSBC Bank USA (2000–2003); Chief Financial Officer/Executive
Vice President, Republic New York Corporation & Republic National Bank of New York (1998–2000);
Partner, KPMG LLP (1971–1998).

Dr. John A. Moore, Born: 1939	2006	47

President and Chief Executive Officer, Institute for Evaluating Health Risks, (nonprofit institution)
(until 2001); Senior Scientist, Sciences International (health research) (until 2003); Former
Assistant Administrator & Deputy Administrator, Environmental Protection Agency; Principal,
Hollyhouse (consulting) (since 2000); Director, CIIT Center for Health Science Research (nonprofit research) (until 2007).

Steven R. Pruchansky,[2] Born: 1944	2006	47

Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First
American Bank (since 2008); Managing Director, Jon James, LLC (real estate) (since 2000); Director,
First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President,
Maxwell Building Corp. (until 1991).

Gregory A. Russo, Born: 1949	2008	47

Vice Chairman, Risk & Regulatory Matters, KPMG LLP (“KPMG”) (2002–2006); Vice Chairman, Industrial
Markets, KPMG (1998–2002).

Non-Independent Trustees[3]

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

James R. Boyle, Born: 1959	2005	244

Senior Executive Vice President, U.S. Division, Manulife Financial Corporation (since 2009), Executive
Vice President (1999–2009); President, John Hancock Financial Services; Chairman and Director,
John Hancock Advisers, LLC and John Hancock Funds, LLC (2005–2010) and Chairman and Director,
John Hancock Investment Management Services, LLC (2006–2010); Trustee of John Hancock Trust
(since 2005), John Hancock Funds II (since 2005), and the John Hancock retail funds (since 2005).

32	Government Income Fund | Annual report

Non-Independent Trustees3 (continued)

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

John G. Vrysen, Born: 1955	2009	47

Senior Vice President, Strategic Initiatives, Manulife Financial Corporation (since 2006), Vice
President (until 2006), Manulife Financial Corporation; Director, Executive Vice President and Chief
Operating Officer, John Hancock Advisers, LLC, John Hancock Investment Management Services,
LLC and John Hancock Funds, LLC (since 2005, including other positions); Chief Operating Officer,
John Hancock Funds II and John Hancock Trust (since 2007); Chief Operating Officer, John Hancock retail funds (2007–2009).

Principal officers who are not Trustees

Name, Year of Birth		Officer
Position(s) held with Fund		of the
Principal occupation(s) and other		Trust
directorships during past 5 years		since

Keith F. Hartstein, Born: 1956		2005

President and Chief Executive Officer
Senior Vice President, Manulife Financial Corporation (since 2004); Director, President and Chief
Executive Officer, John Hancock Advisers, LLC and John Hancock Funds, LLC (since 2005); Director,
MFC Global Investment Management (U.S.), LLC (since 2005); Director, John Hancock Investment
Management Services, LLC (since 2006); Director, Chairman and President and Chief Executive Officer,
John Hancock retail funds (since 2005); President, NM Capital Management, Inc. (since 2005); Member and former Chairman, Investment Company Institute Sales Force Marketing Committee (since 2003).

Andrew G. Arnott, Born: 1971		2009

Chief Operating Officer
Senior Vice President, Manulife Financial Corporation (since 2009); Executive Vice President,
John Hancock Advisers, LLC (since 2005, including prior positions); Executive Vice President,
John Hancock Investment Management Services, LLC (since 2006, including prior positions); Executive
Vice President, John Hancock Funds, LLC (since 2004, including prior positions); Chief Operating Officer,
John Hancock retail funds (since 2009) and Vice President (2007–2009); Vice President, John Hancock
Funds II and John Hancock Trust (since 2006); Senior Vice President, Product Management and
Development for John Hancock Funds, LLC (2005–2009); Vice President and Director, Marketing and
Product Management, John Hancock Funds, LLC (1998–2005).

Thomas M. Kinzler, Born: 1955		2006

Secretary and Chief Legal Officer
Secretary and Chief Legal Officer, John Hancock retail funds, John Hancock Funds II, and John Hancock
Trust (since 2006); Secretary and Chief Legal Counsel, John Hancock Advisers, LLC, John Hancock
Investment Management Services, LLC and John Hancock Funds, LLC (since 2007, including prior positions); Vice President and Associate General Counsel, Massachusetts Mutual Life Insurance
Company (1999–2006); Secretary and Chief Legal Counsel, MML Series Investment Fund
(2000–2006); Secretary and Chief Legal Counsel, MassMutual Select Funds and MassMutual
Premier Funds (2004–2006).

Annual report | Government Income Fund	33

Principal officers who are not Trustees (continued)

Name, Year of Birth	Officer
Position(s) held with Fund	of the
Principal occupation(s) and other	Trust
directorships during past 5 years	since

Francis V. Knox, Jr., Born: 1947	2005

Chief Compliance Officer
Chief Compliance Officer (since 2008), Vice President and Chief Compliance Officer (2005–2008),
John Hancock retail funds, John Hancock Funds II, and John Hancock Trust; Chief Compliance Officer,
John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008);
Vice President and Chief Compliance Officer, John Hancock Advisers, LLC, John Hancock Investment
Management Services, LLC and MFC Global Investment Management (U.S.), LLC (2005–2008).

Charles A. Rizzo, Born: 1957	2007

Chief Financial Officer
Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management
Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds, John Hancock Funds II and
John Hancock Trust (since 2007); Assistant Treasurer, Goldman Sachs Mutual Fund Complex (registered investment companies) (2005–2007); Vice President, Goldman Sachs (2005–2007); Managing Director
and Treasurer of Scudder Funds, Deutsche Asset Management (2003–2005).

Michael J. Leary, Born: 1965	2007

Treasurer
Treasurer for John Hancock retail funds, John Hancock Funds II and John Hancock Trust (since 2009);
Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC
(since 2007); Assistant Treasurer, John Hancock retail funds, John Hancock Funds II and John Hancock
Trust (2007–2009); Vice President and Director of Fund Administration, JP Morgan (2004–2007).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available without charge, upon request, by calling 1-800-225-5291 or by visiting our Web site www.jhfunds.com.

1 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2 Member of Audit Committee.

3 Non-Independent Trustees hold positions with the Fund’s investment adviser, underwriter and certain other affiliates.

34	Government Income Fund | Annual report

More information

Trustees	Investment adviser
Patti McGill Peterson, Chairperson	John Hancock Advisers, LLC
James R. Boyle†
James F. Carlin	Subadviser
William H. Cunningham	MFC Global Investment
Deborah C. Jackson*	Management (U.S.), LLC
Charles L. Ladner
Stanley Martin*	Principal distributor
Dr. John A. Moore	John Hancock Funds, LLC
Steven R. Pruchansky*
Gregory A. Russo	Custodian
John G. Vrysen†	State Street Bank and Trust Company

Officers	Transfer agent
Keith F. Hartstein	John Hancock Signature Services, Inc.
President and Chief Executive Officer
Legal counsel
Andrew G. Arnott	K&L Gates LLP
Chief Operating Officer
Independent registered
Thomas M. Kinzler	public accounting firm
Secretary and Chief Legal Officer	PricewaterhouseCoopers LLP

Francis V. Knox, Jr.	The report is certified under the Sarbanes-Oxley
Chief Compliance Officer	Act, which requires mutual funds and other public
companies to affirm that, to the best of their
Charles A. Rizzo	knowledge, the information in their financial reports
Chief Financial Officer	is fairly and accurately stated in all material respects.

Michael J. Leary
Treasurer

*Member of the Audit Committee
†Non-Independent Trustee

The Fund’s proxy voting policies and procedures, as well as the Fund’s proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) Web site at www.sec.gov or on our Web site.

The Fund’s complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The Fund’s Form N-Q is available on our Web site and the SEC’s Web site, www.sec.gov, and can be reviewed and copied (for a fee) at the SEC’s Public Reference Room in Washington, DC. Call 1-800-SEC-0330 to receive information on the operation of the SEC’s Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our Web site www.jhfunds.com or by calling 1-800-225-5291.

You can also contact us:
1-800-225-5291	Regular mail:	Express mail:
jhfunds.com	John Hancock Signature Services, Inc.	John Hancock Signature Services, Inc.
	P.O. Box 55913	Mutual Fund Image Operations
	Boston, MA 02205-5913	30 Dan Road
Canton, MA 02021

Annual report | Government Income Fund	35

1-800-225-5291
1-800-554-6713 TDD
1-800-338-8080 EASI-Line
www.jhfunds.com

Now available: electronic delivery
www.jhfunds.com/edelivery

This report is for the information of the shareholders of John Hancock Government Income Fund.	5600A 5/10
It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.	7/10

John Hancock
MUTUAL FUNDS

John Hancock
High Yield Fund

Annual Report
5.31.10

Management’s discussion of
Fund performance

By MFC Global Investment Management (U.S.), LLC

The year ended May 31, 2010, captured a remarkable rally in the high-yield market led by securities that did the worst during the financial crisis. However, the market stumbled in May — the worst month for the Bank of America Merrill Lynch U.S. High Yield Master II Index (formerly known as the Merrill Lynch U.S. High Yield Master II Index) since the late-2008 collapse of Lehman Brothers — as the European debt crisis intensified and investors aggressively sold risk assets such as stocks and high-yield bonds. For the full year, the spread (or difference in yield) over Treasuries narrowed by about 470 basis points (a basis point equals 0.01%, so 470 basis points equals 4.70%) to finish the fiscal year at just under 700 basis points.

For the 12 months, John Hancock High Yield Fund’s Class A shares posted a total return of 64.42% at net asset value. At the same time, the Bank of America Merrill Lynch U.S. High-Yield Master II Index, the Fund’s benchmark, gained 29.87%. The average return of the high-yield bond funds tracked by Morningstar, Inc. was 26.34%. In a period of such strong relative and absolute results, contributions to Fund performance came from a broad range of industries, including airlines, cable, media, materials and paper and packaging, among others. Two of the strongest contributors to performance were cable company Charter Communications, Inc. and Sirius XM Radio, Inc., both of which underwent debt restructurings that significantly improved their balance sheets. Strength also came from the Fund’s airline stake, where a position in Delta Air Lines common stock was a top contributor. The Fund’s equity holdings also contributed significantly to returns. Few positions detracted from performance; nevertheless, a handful of the Fund’s holdings in the gaming sector limited relative returns for the fiscal year.

This commentary reflects the views of the portfolio managers through the end of the Fund’s period discussed in this report. The managers’ statements reflect their own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Past performance is no guarantee of future results.

The major risk factors in this Fund’s performance are interest rate and credit risk. When interest rates rise, bond prices usually fall. Generally, an increase in the Fund’s average maturity will make it more sensitive to interest-rate risk.

International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting. Higher-yielding bonds are riskier than lower-yielding bonds, and their value may fluctuate more in response to market conditions. The Fund may not be appropriate for all investors.

Sector investing is subject to greater risks than the market as a whole. Because the Fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors.

6	High Yield Fund | Annual report

A look at performance

For the period ended May 31, 2010

	Average annual returns (%)			Cumulative total returns (%)			SEC 30-day
	with maximum sales charge (POP)			with maximum sales charge (POP)			yield (%)

							as of
	1-year	5-year	10-year	1-year	5-year	10-year	5-31-10
Class A	56.77	2.87	5.12	56.77	15.20	64.77	8.53
Class B	57.82	2.76	4.99	57.82	14.57	62.72	8.21
Class C	62.26	3.06	4.83	62.26	16.29	60.23	8.20
Class I1,2	64.98	4.17	5.98	64.98	22.68	78.79	9.09

Performance figures assume all distributions are reinvested. Public offering price (POP) figures reflect maximum sales charges on Class A shares of 4.5% and the applicable contingent deferred sales charge (CDSC) on Class B shares and Class C shares. The returns for Class C shares have been adjusted to reflect the elimination of the front-end sales charge effective 7-15-04. The Class B shares’ CDSC declines annually between years 1 to 6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charges are not applicable for Class I shares.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Fund and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. The net expenses equal the gross expenses and are as follows: Class A — 1.08%, Class B — 1.83%, Class C — 1.83% and Class I — 0.80%.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Fund’s current performance may be higher or lower than the performance shown. For current to the most recent month end performance data, please call 1–800–225–5291 or visit the Fund’s Web site at www.jhfunds.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

The Fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

1 For certain types of investors as described in the Fund’s Class I share prospectus.

2 6-30-93 is the inception date for the oldest class of shares, Class A shares. The inception date for Class I shares is 8-27-07. The returns prior to this date are those of Class A shares that have been recalculated to apply the gross fees and expenses of Class I shares.

Annual report | High Yield Fund	7

A look at performance

Growth of $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock High Yield Fund Class A shares for the period indicated. For comparison, we’ve shown the same investment in the Bank of America Merrill Lynch U.S. High Yield Master II Index.

	Period	Without	With maximum
	beginning	sales charge	sales charge	Index

Class B2	5-31-00	$16,272	$16,272	$20,003

Class C2	5-31-00	16,023	16,023	20,003

Class I3,4	5-31-00	17,879	17,879	20,003

Assuming all distributions were reinvested for the period indicated, the table above shows the value of a $10,000 investment in the Fund’s Class B, Class C and Class I shares, respectively, as of 5-31-10. The Class C shares investment with maximum sales charge has been adjusted to reflect the elimination of the front-end sales charge effective 7-15-04. Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

Bank of America Merrill Lynch U.S. High Yield Master II Index is an unmanaged index consisting of U.S. dollar-denominated public corporate issues with par amounts greater than $100 million that are rated below investment grade.

It is not possible to invest directly in an index. Index figures do not reflect sales charges or direct expenses, which would have resulted in lower values if they did.

1 NAV represents net asset value and POP represents public offering price.

2 No contingent deferred sales charge applicable.

3 For certain types of investors as described in the Fund’s Class I share prospectus.

4 6-30-93 is the inception date for the oldest class of shares, Class A shares. The inception date for Class I shares is 8-27-07. The returns prior to this date are those of Class A shares that have been recalculated to apply the gross fees and expenses of Class I shares.

8	High Yield Fund | Annual report

Your expenses

These examples are intended to help you understand your ongoing operating expenses.

Understanding fund expenses

As a shareholder of the Fund, you incur two types of costs:

■ Transaction costs which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

■ Ongoing operating expenses including management fees, distribution and service fees (if applicable), and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about your fund’s actual ongoing operating expenses, and is based on your fund’s actual return. It assumes an account value of $1,000.00 on December 1, 2009 with the same investment held until May 31, 2010.

	Account value	Ending value	Expenses paid during
	on 12-1-09	on 5-31-10	period ended 5-31-10[1]

Class A	$1,000.00	$1,179.00	$4.94

Class B	1,000.00	1,171.60	9.04

Class C	1,000.00	1,174.80	9.00

Class I	1,000.00	1,181.20	3.53

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at May 31, 2010, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Annual report | High Yield Fund	9

Your expenses

Hypothetical example for comparison purposes

This table allows you to compare your fund’s ongoing operating expenses with those of any other fund. It provides an example of the Fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not your fund’s actual return). It assumes an account value of $1,000.00 on December 1, 2009, with the same investment held until May 31, 2010. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses.

	Account value	Ending value	Expenses paid during
	on 12-1-09	on 5-31-10	period ended 5-31-10[1]

Class A	$1,000.00	$1,020.40	$4.58

Class B	1,000.00	1,016.60	8.40

Class C	1,000.00	1,016.70	8.35

Class I	1,000.00	1,021.70	3.28

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1 Expenses are equal to the Fund’s annualized expense ratio of 0.91%, 1.67%, 1.66% and 0.65% for Class A, Class B, Class C and Class I shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

10	High Yield Fund | Annual report

Portfolio summary

Top 10 Issuers[1,2]

XM Satellite Radio Holdings, Inc.	9.7%	Continental Airlines	4.7%

Delta Air Lines, Inc.	8.6%	MTR Gaming Group, Inc.	4.0%

UAL Corp.	5.8%	CII Carbon LLC	3.4%

Charter Communications, Inc.	5.7%	Allison Transmission, Inc.	3.0%

US Airways Group, Inc.	4.8%	Greektown Holdings LLC	2.9%

Sector Composition[3,4]

Consumer Discretionary	51%	Asset-Backed Securities	4%

Industrials	30%	Financials	4%

Materials	10%	Short-Term Investments & Other	1%

Quality Composition[3,5]

BBB	1%

BB	4%

B	22%

CCC & Below	40%

Equity	20%

Not Rated	12%

Short-Term Investments & Other	1%

*Denotes market value of swap contracts.

1 As a percentage of net assets on 5-31-10. Excludes cash and cash equivalents.

2 Credit Default Swaps

The following table outlines, as of 5-31-10, the Fund’s investment exposure to issuers for which the Fund holds credit default swaps. For more information on credit default swaps, refer to Note 3 of the Notes to Financial Statements.

		Unrealized Appreciation
	Investments held	(Depreciation) on
Issuer	by the Fund	Credit Default Swaps
Delta Airlines	8.60%	0.09%
AMR Corp.	1.13%	(0.03%)
Texas Competitive Electric Holdings, Inc.	0.00%	(0.36%)

3 As a percentage of net assets on 5-31-10.

4 Sector investing is subject to greater risks than the market as a whole. Because the Fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors.

5 Ratings are from Moody’s Investors Services, Inc. If not available, we have used S&P ratings. In the absence of ratings from these agencies, we have used Fitch, Inc ratings. “Not Rated” securities are those with no ratings available. They may have internal ratings similar to those shown. All are as of 5-31-10 and do not reflect subsequent downgrades.

Annual report | High Yield Fund	11

Fund’s investments

As of 5-31-10

		Maturity
	Rate	date	Par value	Value

Corporate Bonds 45.68%				$438,288,055

(Cost $625,805,862)

Consumer Discretionary 26.59%				255,127,679

Auto Components 4.77%

Allison Transmission, Inc., PIK (S)	11.250%	11-01-15	$27,549,400	28,926,870

Exide Technologies, Series B	10.500	03-15-13	16,956,000	16,828,830

Hotels, Restaurants & Leisure 9.98%

FDR Management LLC	15.000	05-31-12	703,676	694,049

FDR Management LLC	16.000	05-31-12	8,682,905	4,002,819

Fontainebleau Las Vegas Holdings LLC (H)(S)	10.250	06-15-15	22,920,000	257,850

Fontainebleau Las Vegas Holdings LLC, PIK (H)	12.500	06-01-22	14,575,170	0

Greektown Holdings LLC (H)(S)	10.750	12-01-13	24,429,000	1,557,349

Indianapolis Downs LLC & Capital Corp., PIK (S)	15.500	11-01-13	726,488	211,590

Little Traverse Bay Bands of Odawa Indians (H)(S)	10.250	02-15-14	9,635,000	3,191,594

Majestic Holdco LLC (H)(S)	12.500	10-15-11	10,000,000	62,500

Majestic Star Casino LLC (H)	9.750	01-15-11	8,675,000	1,095,219

Majestic Star Casino LLC (H)	9.500	10-15-10	37,627,000	24,316,449

Marquee Holdings, Inc.	12.000	08-15-14	2,795,000	2,277,925

Mashantucket Western Pequot Tribe (H)(S)	5.912	09-01-21	1,470,000	932,098

Mashantucket Western Pequot Tribe,
Series A (H)(S)	8.500	11-15-15	25,430,000	5,594,600

MGM Mirage, Inc. (S)	11.125	11-15-17	1,575,000	1,704,937

Mohegan Tribal Gaming Authority	7.125	08-15-14	5,520,000	4,084,800

Mohegan Tribal Gaming Authority	6.125	02-15-13	1,605,000	1,356,225

MTR Gaming Group, Inc.	12.625	07-15-14	13,570,000	13,570,000

MTR Gaming Group, Inc., Series B	9.000	06-01-12	32,435,000	25,299,300

Silver Slipper Casino	7.000	11-30-10	659,926	622,195

Silver Slipper Casino	9.000	11-30-10	4,871,436	4,794,931

Trump Entertainment Resorts, Inc. (H)	8.500	06-01-15	29,340,000	110,025

Media 11.84%

Canadian Satellite Radio Holdings, Inc.	12.750	02-15-14	15,100,000	12,910,500

Canadian Satellite Radio Holdings, Inc. (CAD)(D)	8.000	09-10-14	6,400,000	3,947,963

Canadian Satellite Radio Holdings, Inc.	8.000	02-14-16	$952,926	576,428

Canadian Satellite Radio Holdings, Inc.	18.000	09-14-14	837,775	770,763

CCH II LLC / CCH II Capital Corp. (S)	13.500	11-30-16	17,765,867	20,186,466

Clear Channel Communications, Inc., PIK	11.000	08-01-16	26,346,175	18,508,188

Mobile Satellite Ventures LP (S)	14.000	04-01-13	3,600,000	3,798,000

Sirius XM Radio, Inc. (S)	8.750	04-01-15	8,000,000	7,760,000

See notes to financial statements

12	High Yield Fund | Annual report

		Maturity
	Rate	date	Par value	Value
Media (continued)

SuperMedia, Inc. (H)	8.000%	11-15-16	$68,145,000	$851,813

Vertis, Inc., PIK	13.500	04-01-14	3,413,289	1,467,714

Vertis, Inc., Series A, PIK	18.500	10-01-12	8,479,975	7,695,577

XM Satellite Radio, Inc. (S)	13.000	08-01-13	32,100,000	35,149,500

Young Broadcasting, Inc. (H)	10.000	03-01-11	6,306,000	12,612

Consumer Staples 0.96%				9,186,594

Food Products 0.15%

FAGE Dairy Industry SA (S)	9.875	02-01-20	1,535,000	1,468,874

Personal Products 0.00%

Global Health Sciences, Inc. (H)(J)	11.000	05-01-08	3,175,000	0

Tobacco 0.81%

North Atlantic Holding Company, Inc.	12.250	03-01-14	1,300,000	481,000

North Atlantic Trading Company (S)	10.000	03-01-12	8,390,400	7,236,720

Energy 0.33%				3,147,076

Oil, Gas & Consumable Fuels 0.33%

Dominion Petroleum Acquisitions	8.500	10-01-11	3,473,965	3,147,076

Financials 1.86%				17,870,015

Diversified Financial Services 0.28%

Nationstar Mortgage/Nationstar Capital
Corp. (S)	10.875	04-01-15	3,195,000	2,731,725

Insurance 0.29%

MBIA Insurance Corp. (14.00% to 1-15-13,
then 3 month LIBOR + 11.26%) (S)	14.000	01-15-33	5,700,000	2,736,000

Real Estate Management & Development 1.29%

Realogy Corp.	12.375	04-15-15	2,355,000	1,766,250

Realogy Corp.	10.500	04-15-14	1,440,000	1,224,000

Realogy Corp., PIK	11.000	04-15-14	11,204,810	9,412,040

Industrials 5.12%				49,119,139

Airlines 3.11%

Alaska Airlines, Inc., Series D	9.500	04-12-12	1,864,172	1,780,284

American Airlines, Inc. (S)	10.320	07-30-14	4,540,875	4,070,895

American Airlines, Inc.	10.190	05-26-16	4,211,000	3,768,845

American Airlines, Inc.	8.080	09-11-11	276,625	266,943

GOL Finance (S)	8.750	— (Q)	14,970,000	13,473,000

KLM Royal Dutch Airlines NV (2.125% to
2-12-15, coupon reset every 10 years by
company) (CHF) (D)	2.125	12-29-49	1,680,000	534,925

Northwest Airlines, Inc., Escrow certificates (I)	10.000	02-01-49	$7,250,000	9,063

Northwest Airlines, Inc., Escrow certificates (I)	9.875	03-15-37	43,785,000	54,731

Northwest Airlines, Inc., Escrow certificates (I)	8.875	06-01-49	28,886,000	36,108

Northwest Airlines, Inc., Escrow certificates (I)	8.700	03-15-49	15,806,000	19,758

Northwest Airlines, Inc., Escrow certificates (I)	7.875	12-31-49	1,915,000	2,394

Northwest Airlines, Inc., Escrow certificates (I)	7.625	11-15-23	45,535,000	56,919

Northwest Airlines, Inc., Escrow certificates (I)	6.625	05-15-23	15,437,000	19,296

Northwest Airlines, Inc., Escrow certificates (I)	—	01-16-17	15,890,000	0

US Airways Group, Inc. (H)	11.200	03-31-11	606,056	0

US Airways Group, Inc.	6.820	01-30-14	7,296,879	5,691,565

See notes to financial statements

Annual report | High Yield Fund	13

		Maturity
	Rate	date	Par value	Value
Auto Components 1.46%

Travelport LLC	9.875%	09-01-14	$14,085,000	$14,049,788

Building Products 0.03%

USG Corp. (S)	9.750	08-01-14	310,000	324,725

Commercial Services & Supplies 0.52%

MSX International, Inc. (S)	12.500	04-01-12	4,230,000	3,553,200

Quebecor World, Inc., Escrow certificates (I)(S)	9.750	01-15-49	10,410,000	624,600

Quebecor World, Inc., Escrow certificates. (I)	6.500	08-01-49	1,850,000	111,000

Quebecor World, Inc., Escrow certificates (I)	6.125	11-15-13	9,970,000	598,200

Quebecor World, Inc., Escrow certificates (I)(S)	4.875	11-15-49	1,210,000	72,600

Professional Services 0.00%

PCA LLC (H)(J)	11.875	08-01-09	3,000,000	300

Materials 9.44%				90,579,057

Chemicals 2.66%

American Pacific Corp.	9.000	02-01-15	25,565,000	25,021,744

Applied Extrusion Technologies, Inc. (L)(S)	12.000	03-15-12	536,364	534,187

Containers & Packaging 0.92%

Jefferson Smurfit Corp. (H)	8.250	10-01-12	2,300,000	1,949,250

Smurfit-Stone Container Enterprises, Inc. (H)	8.000	03-15-17	8,090,000	6,896,725

Metals & Mining 3.41%

CII Carbon LLC (S)	11.125	11-15-15	33,325,000	32,658,500

LTV Corp. (H)(J)	11.750	11-15-09	9,700,000	0

Paper & Forest Products 2.45%

Abitibi-Consolidated of Canada, Inc. (H)(S)	15.500	07-15-10	1,339,000	736,450

Abitibi-Consolidated of Canada, Inc. (H)	8.375	04-01-15	9,995,000	1,799,100

Abitibi-Consolidated of Canada, Inc. (H)	7.750	06-15-11	3,000,000	540,000

Abitibi-Consolidated of Canada, Inc. (H)	6.000	06-20-13	4,880,000	878,400

Abitibi-Consolidated, Inc. (H)	8.850	08-01-30	3,000,000	540,000

Abitibi-Consolidated, Inc. (H)	7.400	04-01-18	3,500,000	630,000

APP Finance II Mauritius, Ltd. (H)	12.000	— (Q)	7,500,000	750

Indah Kiat Finance Mauritius, Ltd. (H)(J)	10.000	07-01-07	6,000,000	360,000

Indah Kiat International Finance Company,
Series C (H)(J)	12.500	06-15-06	2,500,000	75,000

NewPage Corp.	11.375	12-31-14	2,315,000	2,164,525

NewPage Corp.	10.000	05-01-12	13,000,000	7,556,250

PE Paper Escrow GmbH (S)	12.000	08-01-14	1,170,000	1,281,150

Pope & Talbot, Inc. (H)	8.375	06-01-13	1,561,000	156

Pope & Talbot, Inc. (H)	8.375	06-01-13	5,450,000	545

Sappi Papier Holding AG (S)	7.500	06-15-32	7,655,000	6,124,000

Tjiwi Kimia Finance Mauritius, Ltd. (H)(J)	13.250	08-01-01	5,250,000	157,500

Tjiwi Kimia Finance Mauritius, Ltd. (H)(J)	10.000	08-01-04	1,500,000	45,000

Verso Paper Holdings LLC (S)	11.500	07-01-14	590,000	629,825

Telecommunication Services 1.38%				13,258,495

Diversified Telecommunication Services 0.43%

Muzak Holdings LLC, PIK	15.000	07-31-14	3,783,000	3,366,870

Muzak Holdings LLC, PIK	10.000	01-01-11	2,000,000	800,000

See notes to financial statements

14	High Yield Fund | Annual report

		Maturity
	Rate	date	Par value	Value
Wireless Telecommunication Services 0.95%

Digicel Group, Ltd. (S)	8.875%	01-15-15	$1,440,000	$1,393,200

Digicel Group, Ltd. (S)	8.250	09-01-17	1,200,000	1,176,000

Grupo Iusacell SA de CV (H)(S)	10.000	12-31-13	3,081,656	924,497

TerreStar Networks, Inc., PIK (S)	15.000	02-15-14	5,831,175	5,597,928

Utilities 0.00%				0

Independent Power Producers & Energy Traders 0.00%

Mirant Corp. (H)	7.625	05-01-16	10,500,000	0

Convertible Bonds 15.44%				$148,178,383

(Cost $157,951,089)

Consumer Discretionary 5.60%				53,766,612

Automobiles 1.85%

Ford Motor Company	4.250%	11-15-16	$12,675,000	17,808,375

Media 3.50%

XM Satellite Radio, Inc. (S)	7.000	12-01-14	33,495,000	33,582,087

Multiline Retail 0.25%

Saks, Inc.	2.000	03-15-24	2,555,000	2,376,150

Financials 0.82%				7,873,219

Capital Markets 0.70%

Janus Capital Group, Inc.	3.250	07-15-14	6,180,000	6,682,125

Thrifts & Mortgage Finance 0.12%

The PMI Group, Inc.	4.500	04-15-20	1,375,000	1,191,094

Industrials 8.98%				86,160,016

Airlines 8.98%

AMR Corp.	6.250	10-15-14	2,600,000	2,720,250

Continental Airlines, Inc.	5.000	06-15-23	10,265,000	11,368,487

UAL Corp.	4.500	06-30-21	48,693,000	47,840,873

UAL Corp.	6.000	10-15-29	2,000,000	4,845,000

US Airways Group, Inc.	7.000	09-30-20	19,265,000	19,385,406

Materials 0.04%				378,536

Paper & Forest Products 0.04%

Timberwest Forest Corp. (CAD)(D)	9.000	02-11-14	307,471	378,536

Municipal Bonds 0.21%				$1,997,060

(Cost $2,000,000)

Texas 0.21%				1,997,060
Dallas-Fort Worth Texas International,
Airport Facility Improvement Corp.	9.125%	05-01-29	$2,000,000	1,997,060

Term Loans (M) 9.83%				$94,291,502

(Cost $92,444,163)

Consumer Discretionary 7.01%				67,270,557

Hotels, Restaurants & Leisure 5.10%

East Valley Tourist Development Authority	12.000%	08-06-12	$3,003,575	2,583,075

Greektown Holdings LLC	14.500	09-30-10	9,171,634	9,263,351

Greektown Holdings LLC, PIK (T)	7.000	12-03-12	5,791,970	5,791,970

See notes to financial statements

Annual report | High Yield Fund	15

		Maturity
	Rate	date	Par value	Value
Hotels, Restaurants & Leisure (continued)

Greektown Holdings LLC, PIK (T)	7.000%	12-03-12	$1,019,133	$1,019,133

Greektown Holdings LLC, PIK	6.750	12-02-10	8,328,442	8,328,442

Greektown Holdings LLC, PIK	6.750	12-02-10	1,413,993	1,413,993

Greektown Holdings LLC (T)(U)	—	09-30-10	957,336	966,910

Harrah’s Operating Company, Inc. (T)	3.316	01-28-15	23,410,000	19,530,635

Media 1.91%

Citadel Broadcasting Corp.	2.110	06-12-14	12,325,000	11,955,250

RH Donnelley, Inc.	9.250	10-24-14	3,154,024	2,960,840

SuperMedia, Inc.	11.000	12-31-15	1,154,306	975,800

The Star Tribune Company	8.000	09-29-14	1,654,106	1,488,695

The Star Tribune Company	8.000	09-29-14	1,102,737	992,463

Financials 0.13%				1,254,750

Real Estate Management & Development 0.13%

Realogy Corp.	13.500	10-15-17	1,195,000	1,254,750

Industrials 1.76%				16,888,646

Airlines 1.76%

US Airways Group, Inc.	2.813	03-21-14	21,818,181	16,888,646

Materials 0.16%				1,548,262

Paper & Forest Products 0.16%

AbitibiBowater, Inc.	11.000	03-30-11	1,040,696	995,600

Tembec, Inc.	7.273	02-28-12	617,500	552,662

Telecommunication Services 0.77%				7,329,287

Diversified Telecommunication Services 0.77%

Muzak Holdings LLC	12.750	02-01-14	7,013,672	7,329,287

			Shares	Value

Common Stocks 19.81%				$190,036,940

(Cost $341,131,121)

Consumer Discretionary 8.40%				80,608,381

Auto Components 1.32%

Lear Corp. (I)			187,836	12,710,862

Hotels, Restaurants & Leisure 0.00%

FDR Management, LLC, Class A (I)			9,827	0

FDR Management, LLC, Class B (I)			213	0

Fontainebleau Resorts LLC, Class A (I)			249,211	0

Media 7.08%

Affiliated Media Group, Inc. (I)			29,750	0

Canadian Satellite Radio Holdings, Inc. (I)			1,189,323	4,029,103

Canadian Satellite Radio Holdings, Inc., Class A (I)			602,071	2,039,653

Charter Communications, Inc., Class A (I)			935,600	33,681,600

Comcast Corp., Class A			261,272	4,499,104

Dex One Corp. (I)			61,621	1,261,998

Granite Broadcasting Corp. (I)			11,688	12

Sirius XM Radio, Inc. (I)			16,526,120	17,021,904

SuperMedia, Inc. (I)			59,234	1,784,720

See notes to financial statements

16	High Yield Fund | Annual report

	Shares	Value
Media (continued)

The Star Tribune Company	43,011	$860,220

Time Warner Cable, Inc.	49,684	2,719,205

Vertis Holdings, Inc. (I)	150,235	0

Energy 0.62%		5,957,188

Oil, Gas & Consumable Fuels 0.62%

Dominion Petroleum, Ltd., GDR (I)	56,630,246	4,833,336

Po Valley Energy, Ltd. (I)	3,100,000	1,123,852

Industrials 10.49%		100,614,892

Airlines 10.06%

Air France-KLM, ADR	174,118	2,101,604

Delta Air Lines, Inc. (I)	6,073,289	82,475,265

Global Aviation Holdings, Inc.	870	1,296,300

Pinnacle Airlines Corp. (I)	439,100	3,016,617

UAL Corp. (I)	150,000	3,001,500

US Airways Group, Inc. (I)	517,752	4,571,750

Commercial Services & Supplies 0.43%

Kaiser Group Holdings, Inc. (I)	81,949	2,253,597

World Color Press, Inc. (I)	165,066	1,898,259

Machinery 0.00%

Glasstech, Inc., Class B (I)	4,430	0

Glasstech, Inc., Class C (I)	10	0

Materials 0.30%		2,856,479

Chemicals 0.20%

American Pacific Corp. (I)	200,500	1,114,780

Applied Extrusion Technologies, Inc., Class A (I)(L)	51,082	826,881

Paper & Forest Products 0.10%

APP China Group, Ltd. (I)	37,717	754,340

Tembec, Inc. (I)	88,508	160,478

Telecommunication Services 0.00%		0

Diversified Telecommunication Services 0.00%

Muzak Holdings LLC (I)	228,295	0

Preferred Stocks 7.12%		$68,268,117

(Cost $69,029,221)

Consumer Discretionary 2.43%		23,276,996

Auto Components 0.65%

Lear Corp., Series A	92,488	6,196,696

Automobiles 0.59%

Ford Motor Company Capital Trust II,
6.500% (I)	125,000	5,683,750

Media 1.19%

Xanadoo, Series C, 6.500% (I)	345,350	11,396,550

See notes to financial statements

Annual report | High Yield Fund	17

			Shares	Value
Financials 1.09%				$10,431,236

Insurance 0.28%

Hartford Financial Services Group, Inc., 7.250%			110,975	2,642,315

SIG Capital Trust I, 9.500% (I)			5,000,000	5

Real Estate Investment Trusts 0.81%

iStar Financial, Inc., Series E, 7.875%			100,000	1,495,000

iStar Financial, Inc., Series F, 7.800%			229,165	3,377,892

iStar Financial, Inc., Series G, 7.650%			199,182	2,916,024

Industrials 3.60%				34,559,885

Airlines 3.50%

Continental Airlines Finance Trust II, 6.000%			1,123,404	33,561,694

Northwest Airlines, Inc. (I)			143,381	3,643

Machinery 0.10%

Glasstech, Inc., Series A (I)			143	143,000

Glasstech, Inc., Series B (I)			4,475	851,548

Glasstech, Inc., Series C (I)			11	0

			Shares	Value

Stapled Units 0.18%				$1,775,314

(Cost $2,924,176)

Materials 0.18%				1,775,314

Paper & Forest Products 0.18%

Timberwest Forest Corp. ∆			447,200	1,775,314

		Maturity
	Rate	date	Par value	Value

Collateralized Mortgage Obligations 0.35%				$3,353,463

(Cost $25,229,234)

Collateralized Mortgage Obligations 0.35%				3,353,463
GS Mortgage Securities Corp.
Series 2006-3, Class OS (I)	Zero	10-26-37	$12,000	1,200

Harborview Mortgage Loan Trust
Series 2007-3, Class ES IO	0.350%	05-19-47	197,188,508	1,045,099
Series 2007-4, Class ES IO	0.350	07-19-47	220,548,519	1,257,127
Series 2007-6, Class ES IO (S)	0.342	08-19-37	158,847,281	1,049,981

IndyMac Index Corp., Net Interest Margin Notes
Series 2006-AR6-N3 (I)(S)	8.833	06-25-46	3,860,649	39

Lehman XS Net Interest Margin Notes
Series 2007-GPM8, Class A3 (H)(S)	9.000	01-28-47	1,171,094	0
Series 2007-GPM8, Class A4 (H)(S)	9.000	01-28-47	1,730,000	17

RALI Asset Holdings Corp.
Series 2006, Class Q04	Zero	11-21-37	650	0

Asset Backed Securities 3.68%				$35,346,104

(Cost $34,985,978)

DB Master Finance LLC,
Series 2006-1, Class-M1 (S)	8.285%	06-20-31	$23,710,000	21,938,389

Dominos Pizza Master Issuer LLC,
Series 2007-1, Class M1 (S)	7.629	04-25-37	15,545,000	13,407,715

See notes to financial statements

18	High Yield Fund | Annual report

	Shares	Value

Warrants 0.13%		$1,256,535

(Cost $4,934,733)

Consumer Discretionary 0.05%		457,294

Hotels, Restaurants & Leisure 0.00%

Planet Hollywood International, Inc. (I)	2,816	0

Media 0.05%

Charter Communications, Inc., Class A (Expiration Date: 11-30-14;
Strike Price: $46.86) (I)	76,057	433,525

Charter Communications, Inc., Class A (Expiration Date: 11-30-14;
Strike Price: $51.28) (I)	5,586	23,740

Granite Broadcasting Corp., Class A (Expiration Date: 6-04-12;
Strike Price: $32.37) (I)	29,220	29

Star Tribune Company (Expiration Date: 9-28-13; Strike Price $151.23) (I)	15,943	0

Consumer Staples 0.00%		3

Food & Staples Retailing 0.00%

Pathmark Stores, Inc. (I)	62,796	3

Industrials 0.06%		608,088

Airlines 0.00%

ATA Holdings Corp. (Expirations Date: 2-28-11; Strike Price: $10.00) (I)	11,942	0

Commercial Services & Supplies 0.06%

World Color Press, Inc. (Expiration Date: 7-20-14; Strike Price: $13.00) (I)	93,552	467,760

World Color Press, Inc. (Expiration Date: 7-20-14; Strike Price: $16.30) (I)	93,552	140,328

Materials 0.02%		191,150

Metals & Mining 0.02%

Katanga Mining Ltd. (Expiration Date: 11-20-11; Strike Price: CAD 8.50) (I)	80,000	4,199

New Gold, Inc. (Expiration Date: 6-28-17; Strike Price: CAD 15.00) (I)	168,884	186,951

Other Investments 0.00%		$0

(Cost $215,000)

Casinos & Gaming 0.00%		0
Gabrielino-Tongva Execution Investment (I)	125,000	0

Gabrielino-Tongva Gaming Machine Revenue (I)	90,000	0

Short-Term Investments 0.02%		$148,600

(Cost $148,510)

Repurchase Agreement 0.00%		22,035
Repurchase Agreement with State Street Corp. dated 5-28-10 at
0.01% to be repurchased at $22,035 on 6-1-10, collateralized by $25,000 U.S. Treasury Note, 3.125% due 4-30-2017 (valued
at $25,595)	$22,035	22,035

	Shares	Value
Securities Lending Collateral 0.02%		126,565
John Hancock Collateral Investment Trust, 0.2693% (W)(Y)	12,648	126,565

Total investments (Cost $1,356,799,087)† 102.45%		$982,940,073

Other assets and liabilities, net (2.45%)		($23,503,569)

Total net assets 100.00%		$959,436,504

See notes to financial statements

Annual report | High Yield Fund	19

Notes to Schedule of Investments

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

Currency abbreviations
CAD — Canadian Dollar
CHF — Swiss Franc

ADR American Depositary Receipts

GDR Global Depositary Receipt

IO Interest Only Security — Interest Tranche of Stripped Mortgage Pool

PIK Paid In Kind

(D) Par value of foreign bonds is expressed in local currency, as shown parenthetically in security description.

(H) Defaulted Security. Currently, the issuer is in default with respect to interest payments.

(I) Non-income producing security.

(J) Defaulted bond beyond maturity date.

(L) All or a portion of this security is on loan as of 5-31-10.

(M) Term loans are variable rate obligations. The coupon rate shown represents the rate at period end unless the investment is unsettled.

(Q) Perpetual bonds have no stated maturity date.

(S) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $266,659,658 or 27.73% of the Fund’s net assets as of 5-31-10.

(T) All or a portion of this security represents an unsettled term loan commitment. Rate will be determined at time of settlement.

(U) All or a portion of this position represents unfunded loan commitment.

(W) Investment is an affiliate of the Fund, the adviser and/or subadviser. Also, it represents the investment of securities lending collateral received.

(Y) The rate shown is the annualized seven-day yield as of 5-31-10.

∆ A Stapled Unit is a security that combines the common shares and a fixed-income component in a single security.

† At May 31, 2010, the aggregate cost of investment securities for federal income tax purposes was $1,362,190,235. Net unrealized depreciation aggregated $379,250,162, of which $63,541,556 related to appreciated investment securities and $442,791,718 related to depreciated investment securities.

See notes to financial statements

20	High Yield Fund | Annual report

F I N A N C I A L  S T A T E M E N T S

Financial statements

Statement of assets and liabilities 5-31-10

This Statement of Assets and Liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value and the maximum offering price per share.

Assets

Investments in unaffiliated issuers, at value (Cost $1,356,672,612)
including $111,896 of securities loaned (Note 2)	$982,813,508
Investments in affiliated issuers, at value (Cost $126,475) (Note 2)	126,565

Total investments, at value (Cost $1,356,799,087)	982,940,073
Receivable for investments sold	27,067,042
Receivable for forward foreign currency exchange contracts (Note 3)	613,843
Receivable for fund shares sold	5,180,338
Dividends and interest receivable	16,559,393
Receivable for securities lending income	25
Other receivables and prepaid assets	110,139

Total assets	1,032,470,853

Liabilities

Due to custodian	36,991,119
Payable for investments purchased	22,132,551
Payable for forward foreign currency exchange contracts (Note 3)	103,604
Payable for fund shares repurchased	5,541,374
Payable upon return of securities loaned (Note 2)	126,475
Swap contracts, at value (includes unamortized upfront amounts received
of $2,359,574) (Note 3)	5,203,712
Distributions payable	2,567,849
Payable to affiliates
Accounting and legal services fees	14,791
Transfer agent fees	78,525
Distribution and service fees	82,220
Trustees’ fees	57,365
Other liabilities and accrued expenses	134,764

Total liabilities	73,034,349

Net assets

Capital paid-in	$1,609,141,811
Undistributed net investment income	18,990,098
Accumulated net realized loss on investments, foreign currency
transactions and swap agreements	(292,519,448)
Net unrealized depreciation on investments, translation of assets and
liabilities in foreign currencies and swap agreements	(376,175,957)

Net assets	$959,436,504

See notes to financial statements

Annual report | High Yield Fund	21

F I N A N C I A L  S T A T E M E N T S

Statement of assets and liabilities (continued)

Net asset value per share

Based on net asset values and shares outstanding — the Fund has an unlimited number of shares authorized with no par value
Class A ($632,172,402 ÷ 173,763,931 shares)	$3.64
Class B ($94,248,664 ÷ 25,930,050 shares)[1]	$3.63
Class C ($206,691,235 ÷ 56,838,607 shares)[1]	$3.64
Class I ($26,324,203 ÷ 7,240,800 shares)	$3.64

Maximum offering price per share

Class A (net asset value per share ÷ 95.5%)[2]	$3.81

1 Redemption price is equal to net asset value less any applicable contingent deferred sales charge.

2 On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

See notes to financial statements

22	High Yield Fund | Annual report

F I N A N C I A L  S T A T E M E N T S

Statement of operations For the year ended 5-31-10

This Statement of Operations summarizes the Fund investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Investment income

Interest	$83,002,089
Dividends	4,492,433
Securities lending	321
Less foreign taxes withheld	(837)

Total investment income	87,494,006

Expenses

Investment management fees (Note 5)	4,426,040
Distribution and service fees (Note 5)	4,156,751
Accounting and legal services fees (Note 5)	129,533
Transfer agent fees (Note 5)	1,170,506
Trustees’ fees (Note 5)	54,216
State registration fees	86,347
Printing and postage fees	174,623
Professional fees	173,625
Custodian fees	84,130
Other	213,334

Total expenses	10,669,105
Less expense reductions (Note 5)	(246,516)

Net expenses	10,422,589

Net investment income	77,071,417

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments in unaffiliated issuers	(27,883,122)
Swap contracts (Note 3)	4,252,609
Foreign currency transactions	(4,076,104)
(27,706,617)
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	323,899,895
Investments in affiliated issuers	90
Swap contracts (Note 3)	5,837,229
Translation of assets and liabilities in foreign currencies	3,801,026

333,538,240

Net realized and unrealized gain	305,831,623

Increase in net assets from operations	$382,903,040

See notes to financial statements

Annual report | High Yield Fund	23

F I N A N C I A L  S T A T E M E N T S

Statements of changes in net assets

These Statements of Changes in Net Assets show how the value of the Fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of Fund share transactions.

	Year	Year
	ended	ended
	5-31-10	5-31-09

Increase (decrease) in net assets

From operations
Net investment income	$77,071,417	$91,442,913
Net realized loss	(27,706,617)	(79,730,037)
Change in net unrealized appreciation (depreciation)	333,538,240	(378,087,176)

Increase (decrease) in net assets resulting from operations	382,903,040	(366,374,300)

Distributions to shareholders
From net investment income
Class A	(57,257,670)	(66,589,900)
Class B	(8,889,521)	(12,928,063)
Class C	(17,687,297)	(19,444,294)
Class I	(2,267,075)	(690,656)

Total distributions	(86,101,563)	(99,652,913)

From Fund share transactions (Note 6)	78,623,550	(128,957,539)

Total increase (decrease)	375,425,027	(594,984,752)

Net assets

Beginning of year	584,011,477	1,178,996,229

End of year	$959,436,504	$584,011,477

Undistributed net investment income	$18,990,098	$21,200,271

See notes to financial statements

24	High Yield Fund | Annual report

Financial highlights

The Financial Highlights show how the Fund’s net asset value for a share has changed since the end of the previous period.

CLASS A SHARES Period ended	5-31-10	5-31-09	5-31-08	5-31-07	5-31-06

Per share operating performance

Net asset value, beginning of year	$2.46	$4.54	$5.74	$5.20	$5.05
Net investment income[1]	0.30	0.41	0.38	0.44	0.42
Net realized and unrealized gain (loss) on investments	1.22	(2.05)	(1.21)	0.59	0.15
Total from investment operations	1.52	(1.64)	(0.83)	1.03	0.57
Less distributions
From net investment income	(0.34)	(0.44)	(0.37)	(0.49)	(0.42)
Net asset value, end of year	$3.64	$2.46	$4.54	$5.74	$5.20
Total return (%)[2]	64.42[3]	(35.84)	(15.07)	20.65	11.63

Ratios and supplemental data

Net assets, end of year (in millions)	$632	$383	$772	$901	$469
Ratios (as a percentage of average net assets):
Expenses before reductions	1.01	1.11[4]	0.95	0.93	1.01
Expenses net of fee waivers	0.99	1.11[4]	0.95	0.93	1.01
Expenses net of fee waivers and credits	0.98	1.11[4]	0.95	0.93	1.01
Net investment income	9.23	13.40	7.12	8.12	8.09
Portfolio turnover (%)	92	55	55	47	47[5]

1 Based on the average daily shares outstanding.

2 Assumes dividend reinvestment (if applicable).

3 Total returns would have been lower had certain expenses not been reduced during the period shown.

4 Includes proxy fees. The impact of this expense to the gross and net expense ratios was 0.02%.

5 Excludes merger activity.

CLASS B SHARES Period ended	5-31-10	5-31-09	5-31-08	5-31-07	5-31-06

Per share operating performance

Net asset value, beginning of year	$2.46	$4.54	$5.74	$5.20	$5.05
Net investment income[1]	0.27	0.39	0.34	0.41	0.38
Net realized and unrealized gain (loss) on investments	1.21	(2.06)	(1.21)	0.58	0.15
Total from investment operations	1.48	(1.67)	(0.87)	0.99	0.53
Less distributions
From net investment income	(0.31)	(0.41)	(0.33)	(0.45)	(0.38)
Net asset value, end of year	$3.63	$2.46	$4.54	$5.74	$5.20
Total return (%)[2]	62.82[3]	(36.32)	(15.72)	19.77	10.83

Ratios and supplemental data

Net assets, end of year (in millions)	$94	$71	$161	$258	$281
Ratios (as a percentage of average net assets):
Expenses before reductions	1.76	1.86[4]	1.70	1.68	1.74
Expenses net of fee waivers	1.74	1.86[4]	1.70	1.68	1.74
Expenses net of fee waivers and credits	1.73	1.86[4]	1.70	1.68	1.74
Net investment income	8.50	12.71	6.33	7.54	7.36
Portfolio turnover (%)	92	55	55	47	47[5]

1 Based on the average daily shares outstanding.

2 Assumes dividend reinvestment (if applicable).

3 Total returns would have been lower had certain expenses not been reduced during the periods shown.

4 Includes proxy fees. The impact of this expense to the gross and net expense ratios was 0.02%.

5 Excludes merger activity.

See notes to financial statements

Annual report | High Yield Fund	25

CLASS C SHARES Period ended	5-31-10	5-31-09	5-31-08	5-31-07	5-31-06

Per share operating performance

Net asset value, beginning of year	$2.46	$4.54	$5.74	$5.20	$5.05
Net investment income[1]	0.28	0.38	0.34	0.40	0.38
Net realized and unrealized gain (loss) on investments	1.21	(2.05)	(1.21)	0.59	0.15
Total from investment operations	1.49	(1.67)	(0.87)	0.99	0.53
Less distributions
From net investment income	(0.31)	(0.41)	(0.33)	(0.45)	(0.38)
Net asset value, end of year	$3.64	$2.46	$4.54	$5.74	$5.20
Total return (%)[2]	63.26[3]	(36.32)	(15.72)	19.76	10.81

Ratios and supplemental data

Net assets, end of year (in millions)	$207	$120	$244	$271	$124
Ratios (as a percentage of average net assets):
Expenses before reductions	1.76	1.86[4]	1.70	1.68	1.76
Expenses net of fee waivers	1.74	1.86[4]	1.70	1.68	1.76
Expenses net of fee waivers and credits	1.73	1.86[4]	1.70	1.68	1.76
Net investment income	8.47	12.59	6.39	7.32	7.34
Portfolio turnover (%)	92	55	55	47	47[5]

1 Based on the average daily shares outstanding.

2 Assumes dividend reinvestment (if applicable).

3 Total returns would have been lower had certain expenses not been reduced during the periods shown.

4 Includes proxy fees. The impact of this expense to the gross and net expense ratios was 0.02%.

5 Excludes merger activity.

CLASS I SHARES Period ended	5-31-10	5-31-09	5-31-08[1]

Per share operating performance

Net asset value, beginning of year	$2.46	$4.54	$5.42
Net investment income[2]	0.32	0.31	0.31
Net realized and unrealized gain (loss) on investments	1.21	(1.94)	(0.91)
Total from investment operations	1.53	(1.63)	(0.60)
Less distributions
From net investment income	(0.35)	(0.45)	(0.28)
Net asset value, end of year	$3.64	$2.46	$4.54
Total return (%)[3]	64.98	(35.63)	(11.40)[4]

Ratios and supplemental data

Net assets, end of year (in millions)	$26	$11	$2
Ratios (as a percentage of average net assets):
Expenses before reductions	0.66	0.87[5]	0.70[6]
Expenses net of fee waivers	0.66	0.87[5]	0.70[6]
Expenses net of fee waivers and credits	0.66	0.87[5]	0.70[6]
Net investment income	9.49	12.00	8.06[6]
Portfolio turnover (%)	92	55	55

1 Period from 8-27-07 (inception date) to 5-31-08.

2 Based on the average daily shares outstanding.

3 Assumes dividend reinvestment (if applicable).

4 Not annualized.

5 Includes proxy fees. The impact of this expense to the gross and net expense ratios was 0.02%.

6 Annualized.

See notes to financial statements

26	High Yield Fund | Annual report

Notes to financial statements

Note 1 — Organization

John Hancock High Yield Fund (the Fund) is a diversified series of John Hancock Bond Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the Fund is to seek high current income. Capital appreciation is a secondary goal.

The Fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of Assets and Liabilities. Class A, Class B and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees and transfer agent fees for each class may differ. Class B shares convert to Class A shares eight years after purchase.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. The Fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these techniques are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes significant unobservable inputs when market prices are not readily available or reliable, including the Fund’s own assumptions in determining the fair value of investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Annual report | High Yield Fund	27

The following is a summary of the values by input classification of the Fund’s investments as of May 31, 2010, by major security category or type:

			LEVEL 2	LEVEL 3
	TOTAL MARKET		SIGNIFICANT	SIGNIFICANT
	VALUE AT	LEVEL 1	OBSERVABLE	UNOBSERV-
	5-31-10	QUOTED PRICE	INPUTS	ABLE INPUTS

Corporate Bonds	$438,288,055	—	$415,481,585	$22,806,470
Convertible Bonds	148,178,383	—	114,596,296	33,582,087
Municipal Bonds	1,997,060	—	1,997,060	—
Term Loans	94,291,502	—	86,962,215	7,329,287
Collateralized Mortgage	3,353,463	—	2,307,164	1,046,299
Obligations
Asset Backed Securities	35,346,104	—	35,346,104	—
Common Stocks	190,036,940	$180,342,011	5,957,188	3,737,741
Preferred Stocks	68,268,117	22,311,677	33,561,694	12,394,746
Stapled Units	1,775,314	1,775,314	—	—
Warrants	1,256,535	1,232,792	23,743	—
Short-Term Investments	148,600	126,565	22,035	—

Total investments in securities	$982,940,073	$205,788,359	$696,255,084	$80,896,630
Other financial instruments	($4,693,473)	—	($4,693,473)	—
Totals	$978,246,600	$205,788,359	$691,561,611	$80,896,630

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

				COLLATER-
				ALIZED	ASSET
	CORPORATE	CONVERTIBLE		MORTGAGE	BACKED	COMMON	PREFERRED
	BONDS	BONDS	TERM LOANS	OBLIGATIONS	SECURITIES	STOCKS	STOCKS	TOTALS

Balance as of	$38,163,767	$280,741	$5,472,432	$3,402,271	$5,592,400	$1,575,774	$13,002,831	$67,490,216
5-31-09
Accrued	1,405,722	868,955	49,608	1,702	—	—	—	2,325,987
discount/
premiums
Realized gain	(1,305,509)	—	(6,895)	—	—	(144,014)	—	(1,456,418)
(loss)
Change in	10,143,981	8,090,992	14,645,144	147,751	—	(5,684,343)	(608,085)	26,735,440
unrealized
appreciation
(depreciation)
Net purchases	(24,041,911)	24,622,140	(12,831,002)	(312,549)	—	7,990,324	—	(4,572,998)
(sales)
Net transfers	(1,559,580)	(280,741)	—	(2,192,876)	(5,592,400)	—	—	(9,625,597)
in and/out of
Level 3
Balance as	$22,806,470	$33,582,087	$7,329,287	$1,046,299	—	$3,737,741	$12,394,746	$80,896,630
of 5-31-10

During the year ended May 31, 2010, there were no significant transfers in or out of Level 1 and Level 2 assets.

In order to value the securities, the Fund uses the following valuation techniques. Equity securities held by the Fund are valued at the last sale price or official closing price on the principal securities exchange on which they trade. In the event there were no sales during the day or closing prices are not available, then securities are valued using the last quoted bid or evaluated price. Debt obligations are valued based on the evaluated prices provided by an independent pricing service, which utilizes both dealer-supplied and electronic data processing techniques, taking into account

28	High Yield Fund | Annual report

factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing service. Certain securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Certain short-term securities are valued at amortized cost. John Hancock Collateral Investment Trust (JHCIT), an affiliate of the Fund, is valued at its closing net asset value. JHCIT has a floating net asset value (NAV) and invests in short-term investments as part of a securities lending program.

Other portfolio securities and assets, where market quotations are not readily available, are valued at fair value, as determined in good faith by the Fund’s Pricing Committee, following procedures established by the Board of Trustees. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of trading on the NYSE. The values of non-U.S. securities, used in computing the net asset value of the Fund’s shares, are generally determined at these times. Significant market events that affect the values of non-U.S. securities may occur after the time when the valuation of the securities is generally determined and the close of the NYSE. During significant market events, these securities will be valued at fair value, as determined in good faith, following procedures established by the Board of Trustees.

Repurchase agreements. The Fund may enter into repurchase agreements. When a Fund enters into a repurchase agreement it receives collateral which is held in a segregated account by the Fund’s custodian. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline.

Term loans. Floating rate loans are generally subject to legal or contractual restrictions on resale. The liquidity of floating rate loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual loans. During periods of infrequent trading, valuing a floating rate loan can be more difficult and buying and selling a floating rate loan at an acceptable price can be more difficult and delayed. Difficulty in selling a floating rate loan can result in a loss. Fees associated with loan amendments are accrued daily. At May 31, 2010, the Fund had $966,910 in unfunded loan commitments outstanding.

Loan participations and assignments. A Fund’s ability to receive payments of principal and interest and other amounts in connection with loans (whether through participations, assignments or otherwise) will depend primarily on the financial condition of the borrower. A Fund’s failure to receive scheduled interest or principal payments on a term loan due to a default, bankruptcy or other reasons would adversely affect the Fund’s income and would likely reduce the value of its assets. Because many term loans are not rated by independent credit rating agencies, a decision to invest in a particular loan could depend exclusively on the subadviser’s credit analysis of the borrower and/or term loan agents. A Fund may have limited rights to enforce the terms of an underlying loan.

Payment-in-kind bonds. The Fund may invest in payment-in-kind bonds (PIK Bonds). PIK Bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The market prices of PIK Bonds are affected to a greater extent by interest rate changes and thereby tend to be more volatile than securities which pay cash interest periodically. The Fund accrues income on these securities and this income is required to be distributed to shareholders. Because no cash is received at the time income accrues on these securities, the Fund may need to sell other investments to make distributions.

Annual report | High Yield Fund	29

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation. Dividend income is recorded on the ex-date except for certain foreign dividends where the ex-date may have passed, which are recorded when the Fund becomes aware of the dividends. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful.

Securities lending. The Fund may lend its securities to earn additional income. It receives and maintains cash collateral received from the borrower in an amount not less than the market value of the loaned securities. The Fund will invest its collateral in JHCIT, which has a floating NAV. As a result, the Fund will receive the benefit of any gains and bear any losses generated by JHCIT. Although risk of the loss of the securities lent is mitigated by holding the collateral, the Fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. The Fund may receive compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Income received from JHCIT is a component of securities lending income as recorded on the Statement of Operations.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Funds investing in a single country or in a limited geographic region tend to be riskier than funds that invest more broadly. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs) and accounting standards. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Line of credit. The Fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the custodian agreement, the custodian may loan money to a Fund to make properly authorized payments. The Fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian has a lien, security interest or security entitlement in any Fund property that is not segregated, to the maximum extent permitted by law for any overdraft.

In addition, the Fund and other affiliated funds have entered into an agreement with the custodian which enables them to participate in a $100 million unsecured committed line of credit. Prior to March 31, 2010, the amount of the line of credit was $150 million. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund on a pro rata basis based on their relative average net assets. For the year ended May 31, 2010, the Fund had no significant borrowings under the line of credit.

Expenses. The majority of expenses are directly attributable to an individual fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the funds’

30	High Yield Fund | Annual report

relative assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses, and realized and unrealized gains (losses) are determined at the Fund level and allocated daily to each class of shares based on the net asset value of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes are calculated daily at the class level based on the appropriate net asset value of each class and the specific expense rates applicable to each class.

Federal income taxes. The Fund intends to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, the Fund has a capital loss carryforward of $250,984,102 available to offset future net realized capital gains. The following table details the capital loss carryforward available as of May 31, 2010. Net capital losses of $36,424,182, that are a result of security transactions occurring after October 31, 2009, are treated as occurring on June 1, 2010, the first day of the Fund’s next taxable year.

At May 31, 2010, capital loss carryforward available to offset future realized gains is as follows:

CAPITAL LOSS CARRYFORWARD EXPIRING AT MAY 31
2011	2012	2013	2014	2017	2018

$49,238,057	$32,389,010	$16,601,696	$49,081,713	$5,139,278	$98,534,348

It is estimated that $109,262,745 of the loss carryforward will likely expire unused because of limitations.

As of May 31, 2010, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure. The Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. The Fund generally declares dividends daily and pays them monthly. Capital gain distributions, if any, are distributed annually. The tax character of distributions for the years ended May 31, 2010 and May 31, 2009 were as follows: ordinary income of $86,101,563 and $99,652,913, respectively.

Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class. As of May 31, 2010, the components of distributable earnings on a tax basis included $19,334,220 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Material distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Capital accounts within financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period. Permanent book-tax differences are primarily attributable to defaulted bonds, foreign currency transactions, expiration of capital loss carryforward, derivative transactions and amortization and accretion on debt securities.

Annual report | High Yield Fund	31

Note 3 — Derivative instruments

The Fund may invest in derivatives, including forward foreign currency contracts and swap contracts, in order to meet its investment objectives. The Fund may use derivatives to manage against anticipated changes in securities markets, currency or interest rates, maintain diversification and liquidity, access certain securities markets, enhance potential gains, or manage duration.

The use of derivatives may involve risks different from, or potentially greater than, the risks associated with investing directly in securities. Specifically, derivatives expose the Fund to the risk that the counterparty to an over-the-counter (OTC) derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction. If the counterparty defaults, the Fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that the Fund will succeed in enforcing them.

For more information regarding the Fund’s use of derivatives, please refer to the Fund’s Prospectuses and Statement of Additional Information.

Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell a specific currency at a price that is set on the date of the contract. The forward contract calls for delivery of the currency on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral, the risk that currency movements will not occur thereby reducing the fund’s total return, and the potential for losses in excess of the fund’s initial investment.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency.

During the year ended May 31, 2010 the Fund used forward foreign currency contracts to manage against anticipated currency exchange rate changes. The following table summarizes the contracts held at May 31, 2010. The range of forward foreign currency contracts notional amounts held by the Fund during the year ended May 31, 2010 was approximately $14.3 million to $49.3 million.

		PRINCIPAL AMOUNT		UNREALIZED
	PRINCIPAL AMOUNT	COVERED BY	SETTLEMENT	APPRECIATION
CURRENCY	COVERED BY CONTRACT	CONTRACT (USD)	DATE	(DEPRECIATION)

Buys
Canadian Dollar	2,202,555	$2,205,312	Jun 2010	($103,604)
		$2,205,312		($103,604)

Sells
Australian Dollar	4,417,000	$3,985,459	Jun 2010	$273,444
Canadian Dollar	7,100,000	6,913,205	Jun 2010	138,294
Euro	1,630,000	2,173,621	Jun 2010	169,360
Pound Sterling	900,000	1,340,253	Jun 2010	32,745
		$14,412,538		$613,843

Options. There are two types of options, a put option and a call option. Options are traded either over-the-counter or by means of an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase the Fund’s exposure to changes in the value of the underlying instrument. Buying puts and writing

32	High Yield Fund | Annual report

calls may decrease the Fund’s exposure to such changes. Risks related to the use of options include the loss of the premium, possible illiquidity of the options markets, trading restrictions imposed by an exchange, movements in underlying security values, and for written options, potential losses in excess of the Fund’s initial investment.

Options listed on an exchange are valued at their closing price. If no closing price is available, then they are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. For options not listed on an exchange, an independent pricing source is used to value the options at the mean between the last bid and ask prices. When the Fund purchases an option, the premium paid by the Fund is included in the Portfolio of Investments and subsequently “marked-to-market” to reflect current market value. If the purchased option expires, the Fund realizes a loss equal to the cost of the option. If the Fund enters into a closing sale transaction, the Fund realizes a gain or loss, depending on whether proceeds from the closing sale are greater or less than the original cost. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium paid.

During the year ended May 31, 2010, the Fund used purchased options to enhance potential gain. The number of purchased options contracts held by the Fund during the year ended May 31, 2010 ranged from 0 to approximately 1.4 million.

Swaps. The Fund may enter into interest rate, credit default, and other forms of swap agreements. Swap agreements are privately negotiated agreements between a Fund and counterparty to exchange cash flows, assets, foreign currencies or market-linked returns at specified intervals. Swaps are marked-to-market daily based upon values from third party vendors or broker quotations, and the change in value is recorded as an unrealized appreciation/depreciation of swap contracts. The value of the swap will typically implicate collateral posting obligations by the party that is considered out-of-the-money on the swap.

Upfront payments made/received by the Fund are amortized/accreted for financial reporting purposes, with the unamortized/unaccreted portion included in the Statement of Assets and Liabilities. A termination payment by the counterparty or the Fund is recorded as realized gain or loss, as well as the net periodic payments received or paid by a Fund.

Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may amount to values that are in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for the swap, that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. Market risks may also accompany the swap, including interest rate risk. The Fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.

Credit default swaps. Credit default swaps (CDS) involve the exchange of a fixed rate premium (paid by “the Buyer”), for protection against the loss in value of an underlying debt instrument, referenced entity or index, in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a “guarantor” (the Seller), receiving the premium and agreeing to remedies that are specified within the credit default agreement. The Fund may enter into CDS in which it may act as either Buyer or Seller. By acting as the Seller, the Fund may incur economic leverage since it would be obligated to pay the Buyer the notional amount of the contract in the event of a default. The amount of loss in such case would be reduced by any recovery value on the underlying credit.

Annual report | High Yield Fund	33

Implied credit spreads are utilized in determining the market value of CDS agreements in which the Fund is the Seller at period end. The implied credit spread generally represents the yield of the instrument above a credit-risk free rate, such as the U.S. Treasury Bond Yield, and may include upfront payments required to be made to enter into the agreement. It also serves as an indicator of the current status of the payment/performance risk and represents the likelihood or risk of default for the credit derivative. Wider credit spreads represent a deterioration of the referenced entity’s credit rating and an increased risk of default or other credit event occurring as defined under the terms of the agreement. The maximum potential amount of future payments (undiscounted) that the Fund as the Seller could be required to make under a CDS agreement, would be an amount equal to the notional amount of the agreement.

During the year ended May 31, 2010, the Fund held CDS on certain securities to take a long position in the exposure to the reference credit and enhance potential gain. The following table summarizes the credit default swap contracts the Fund held as of May 31, 2010 where the Fund acted as a Seller of protection. During the year ended May 31, 2010, the Fund acted as Seller on credit default swap contracts with total notional values as represented below.

		IMPLIED
		CREDIT			(PAY)/		UNAMORTIZED	UNREALIZED
	REFERENCE	SPREAD AT	NOTIONAL	CUR-	RECEIVED	MATURITY	UPFRONT	APPRECIATION
COUNTERPARTY	OBLIGATION	5-31-10	AMOUNT	RENCY	FIXED RATE	DATE	PAYMENT	(DEPRECIATION)	VALUE

Lehman
Brothers
Special
Financing inc.	AMR Corp.	15.99%	2,000,000	USD	5.00%	Mar 2013	($194,741)	($253,611)	($448,352)

Morgan
Stanley Capital
Services, inc.	AMR Corp.	10.53%	3,000,000	USD	5.00%	Sep 2010	(140,408)	119,507	(20,901)

Morgan
Stanley Capital
Services, inc.	AMR Corp.	10.53%	3,000,000	USD	5.00%	Sep 2010	(144,413)	123,512	(20,901)

Morgan
Stanley Capital
Services, inc.	AMR Corp.	10.53%	5,000,000	USD	5.00%	Sep 2010	(213,884)	179,049	(34,835)

Morgan
Stanley Capital
Services, inc.	AMR Corp.	16.01%	3,000,000	USD	6.60%	Sep 2012	—	(480,724)	(480,724)

	Texas
	Competitive
	Electric
Morgan	Holdings
Stanley Capital	Company
Services, inc.	LLC	15.80%	10,000,000	USD	4.60%	Jun 2013	—	(2,372,144)	(2,372,144)

	Texas
	Competitive
	Electric
Morgan	Holdings
Stanley Capital	Company
Services, inc.	LLC	15.80%	5,000,000	USD	5.85%	Jun 2013	—	(1,036,303)	(1,036,303)

Morgan
Stanley Capital	Delta Airlines,
Services, inc.	Inc.	8.17%	5,000,000	USD	5.00%	Sep 2013	(880,905)	486,129	(394,776)

Morgan
Stanley Capital	Delta Airlines,
Services, inc.	Inc.	8.17%	5,000,000	USD	5.00%	Sep 2013	(785,223)	390,447	(394,776)

Total			41,000,000	USD			($2,359,574)	($2,844,138)	($5,203,712)

34	High Yield Fund | Annual report

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the Fund at May 31, 2010 by risk category:

		FINANCIAL		LIABILITY
	STATEMENT OF ASSETS AND	INSTRUMENTS	ASSET DERIVATIVES	DERIVATIVES
RISK	LIABILITIES LOCATION	LOCATION	FAIR VALUE	FAIR VALUE

Credit contracts	Unrealized appreciation/	Credit default	—	($5,203,712)
	depreciation of swap	swaps
	contracts

Foreign exchange	Receivable/Payable for	Foreign forward	$613,843	(103,604)
contracts	foreign forward currency	currency contracts
	exchange contracts

Total			$613,843	($5,307,316)

Effect of derivative instruments on the Statements of Operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended May 31, 2010:

	STATEMENT OF	INVESTMENTS	FOREIGN
	OPERATIONS	(PURCHASED	CURRENCY	SWAP
RISK	LOCATION	OPTIONS)	TRANSACTIONS	CONTRACTS	TOTAL

Credit contracts	Net realized	—	—	$4,252,609	$4,252,609
	gain (loss) on
Equity contracts	Net realized	($4,684,642)	—	—	(4,684,642)
	gain (loss) on

Foreign exchange	Net realized	—	($4,516,511)	—	(4,516,511)
contracts	gain (loss) on

Total		($4,684,642)	($4,516,511)	$4,252,609	($4,948,544)

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended May 31, 2010:

				TRANSLATION
				OF ASSETS
				AND
		INVESTMENTS		LIABILITIES
	STATEMENT OF	(PURCHASED	SWAP	IN FOREIGN
RISK	OPERATIONS LOCATION	OPTIONS)	CONTRACTS	CURRENCIES	TOTAL

Credit contracts	Change in	—	$5,837,229	—	$5,837,229
	unrealized
	appreciation
	(depreciation) of

Equity contracts	Change in	$4,605,555	—	—	4,605,555
	unrealized
	appreciation
	(depreciation) of
Foreign exchange	Change in	—	—	$3,844,149	3,844,149
contracts	unrealized
	appreciation
	(depreciation) of
Total		$4,605,555	$5,837,229	$3,844,149	$14,286,933

Annual report | High Yield Fund	35

Note 4 — Guarantees and indemnifications

Under the Fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Adviser) serves as investment adviser for the Fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Adviser, serves as principal underwriter of the Fund. The Adviser and the Distributor are indirect wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The Fund has an investment management contract with the Adviser under which the Fund pays a daily management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.625% of the first $75,000,000 of the Fund’s average daily net assets, (b) 0.5625% of the next $75,000,000, (c) 0.50% of the next $2,350,000,000, (d) 0.475% of the next $2,500,000,000 and (e) 0.45% of the Fund’s average daily net assets in excess of $5,000,000,000. Prior to July 1, 2009, the Fund paid this fee monthly. The Adviser has a subadvisory agreement with MFC Global Investment Management (U.S.), LLC, an indirect owned subsidiary of MFC and an affiliate of the Adviser. The Fund is not responsible for payment of the subadvisory fees.

The investment management fees incurred for the year ended May 31, 2010 were equivalent to an annual effective rate of 0.52% of the Fund’s average daily net assets.

The Adviser voluntarily waived certain other expenses. Accordingly, these expense reductions amounted to $131,923, $21,422 and $45,911 for Class A, Class B and Class C shares, respectively, for the year ended May 31, 2010.

Accounting and legal services. Pursuant to the Service Agreement, the Fund reimburses the Adviser for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services of the Fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. The accounting and legal services fees incurred for the year ended May 31, 2010, amounted to an annual rate of 0.02% of the Fund’s average daily net assets.

Distribution and service plans. The Fund has a distribution agreement with the Distributor. The Fund has adopted distribution and service plans with respect to Class A, Class B and Class C shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the Fund. The following table shows the contractual rates of distribution and services fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the Fund’s shares.

Class	12b-1 Fees

Class A	0.25%
Class B	1.00%
Class C	1.00%

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $3,193,566 for the year ended May 31, 2010. Of this amount, $375,398 was retained and used for printing prospectuses, advertising, sales literature and other

36	High Yield Fund | Annual report

purposes, $2,749,580 was paid as sales commissions to broker-dealers and $68,588 was paid as sales commissions to sales personnel of Signator Investors, Inc. (Signator Investors), a broker-dealer affiliate of the Adviser.

Class B and Class C shares are subject to contingent deferred sales charges (CDSC). Class B shares that are redeemed within six years of purchase are subject to CDSC, at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC on the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended May 31, 2010, CDSCs received by the Distributor amounted to $214,690 and $85,355 for Class B and Class C shares, respectively.

Transfer agent fees. The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. (“Signature Services” or “Transfer Agent”), an affiliate of the Adviser. The transfer agent fees are made up of three components:

• The Fund pays a monthly transfer agent fee at an annual rate of 0.015% for all classes, based on each class’s average daily net assets.

• The Fund pays a monthly fee based on an annual rate of $17.50 per shareholder account for all classes.

• In addition, Signature Services is reimbursed for certain out-of-pocket expenses.

Effective July 1, 2010, the transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost). The Signature Services Cost is comprised of a component of allocated John Hancock corporate overhead for providing transfer agent services to the Fund and to all other John Hancock affiliated funds. It also includes out-of-pocket expenses that are comprised of payments made to third-parties for services provided to their clients who invest in one or more John Hancock funds. Signature Services Cost is calculated monthly and allocated to four categories of share classes: Institutional Share Classes, Retirement Share Classes, Municipal Bond Classes and all other Retail Share Classes. Within each of these categories, Signature Services Cost is allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Certain investor accounts that maintain small balances are charged an annual small accounts fee by Signature Services. The amounts related to these fees are credited by Signature Services to the Fund. For the year ended May 31, 2010, these fees amounted to $31,223, $5,509 and $10,528 for Class A, Class B and Class C shares, respectively.

Class level expenses for year ended May 31, 2010 were:

	Distribution and	Transfer
Class	service fees	agent fees

Class A	$1,394,320	$767,141
Class B	910,698	127,239
Class C	1,851,733	261,225
Class I	—	14,901
Total	$4,156,751	$1,170,506

Trustee expenses. The Trust compensates each Trustee who is not an employee of the Adviser or its affiliates. These Trustees may, for tax purposes, elect to defer receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan (the Plan). Deferred amounts are

Annual report | High Yield Fund	37

invested in various John Hancock funds and remain in the funds until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting liability are included in the accompanying Statement of Assets and Liabilities.

Note 6 — Fund share transactions
Transactions in Fund shares for the years ended May 31, 2010 and May 31, 2009 were as follows:

	Year ended 5-31-10		Year ended 5-31-09
	Shares	Amount	Shares	Amount
Class A shares

Sold	99,458,993	$334,556,063	74,249,455	$191,833,133
Distributions reinvested	11,538,775	37,232,244	15,899,152	42,138,546
Repurchased	(92,813,677)	(314,394,282)	(104,662,484)	(317,263,464)

Net increase (decrease)	18,184,091	$57,394,025	(14,513,877)	($83,291,785)

Class B shares

Sold	6,315,208	$20,382,603	5,239,815	$13,344,849
Distributions reinvested	1,379,302	4,413,494	2,193,540	5,806,635
Repurchased	(10,457,326)	(34,906,156)	(14,181,304)	(43,737,570)

Net decrease	(2,762,816)	($10,110,059)	(6,747,949)	($24,586,086)

Class C shares

Sold	31,845,396	$105,049,492	24,451,995	$59,688,628
Distributions reinvested	3,195,908	10,299,347	4,254,738	11,188,400
Repurchased	(27,051,874)	(92,634,165)	(33,651,573)	(101,349,292)

Net increase (decrease)	7,989,430	$22,714,674	(4,944,840)	($30,472,264)

Class I shares

Sold	12,195,642	$42,192,056	4,306,481	$10,571,764
Distributions reinvested	268,404	895,180	200,836	496,407
Repurchased	(9,595,428)	(34,462,326)	(668,655)	(1,675,575)

Net increase	2,868,618	$8,624,910	3,838,662	$9,392,596

Net increase (decrease)	26,279,323	$78,623,550	(22,368,004)	($128,957,539)

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities, aggregated $876,503,824 and $766,682,466, respectively for the year ended May 31, 2010.

38	High Yield Fund | Annual report

Auditors’ report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Bond Trust and Shareholders of John Hancock High
Yield Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock High Yield Fund (the “Fund”) at May 31, 2010, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2010 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
July 21, 2010

Annual report | High Yield Fund	39

Tax information

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable period ended May 31, 2010.

With respect to the ordinary dividends paid by the Fund for the fiscal period ended May 31, 2010, 6.44% of the dividends qualifies for the corporate dividends-received deduction.

The Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount will be reflected on Form 1099-DIV for the calendar year 2010.

Shareholders will be mailed a 2010 Form 1099-DIV in January 2011. This will reflect the total of all distributions that are taxable for calendar year 2010.

40	High Yield Fund | Annual report

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Independent Trustees

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Patti McGill Peterson, Born: 1943	2006	47

Chairperson (since December 2008); Principal, PMP Globalinc (consulting) (since 2007); Senior
Associate, Institute for Higher Education Policy (since 2007); Executive Director, CIES (international education agency) (until 2007); Vice President, Institute of International Education (until 2007); Senior
Fellow, Cornell University Institute of Public Affairs, Cornell University (1997–1998); Former President
Wells College, St. Lawrence University and the Association of Colleges and Universities of the State
of New York. Director of the following: Niagara Mohawk Power Corporation (until 2003); Security
Mutual Life (insurance) (until 1997); ONBANK (until 1993). Trustee of the following: Board of Visitors,
The University of Wisconsin, Madison (since 2007); Ford Foundation, International Fellowships Program
(until 2007); UNCF, International Development Partnerships (until 2005); Roth Endowment (since 2002);
Council for International Educational Exchange (since 2003).

James F. Carlin, Born: 1940	2006	47

Chief Executive Officer, Director and Treasurer, Alpha Analytical Laboratories (environmental, chemical and pharmaceutical analysis) (since 1985); Part Owner and Treasurer, Lawrence Carlin
Insurance Agency, Inc. (since 1995); Chairman and Chief Executive Officer, Carlin Consolidated, Inc.
(management/investments) (since 1987).

William H. Cunningham, Born: 1944	2006	47

Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director of the following: LIN Television
(since 2009); Lincoln National Corporation (insurance) (Chairman since 2009 and Director since 2006);
Resolute Energy Corporation (since 2009); Nanomedical Systems, Inc. (biotechnology company)
(Chairman since 2008); Yorktown Technologies, LP (tropical fish) (Chairman since 2007); Greater Austin
Crime Commission (since 2001); Southwest Airlines (since 2000); former Director of the following:
Introgen (manufacturer of biopharmaceuticals) (until 2008); Hicks Acquisition Company I, Inc. (until
2007); Jefferson-Pilot Corporation (diversified life insurance company) (until 2006); and former Advisory
Director, JP Morgan Chase Bank (formerly Texas Commerce Bank–Austin) (until 2009).

Deborah C. Jackson,[2] Born: 1952	2008	47

Chief Executive Officer, American Red Cross of Massachusetts Bay (since 2002); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation
(since 2001); Board of Directors of American Student Association Corp. (since 1996); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (since 2007).

Annual report | High Yield Fund	41

Independent Trustees (continued)

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Charles L. Ladner, Born: 1938	2006	47

Chairman and Trustee, Dunwoody Village, Inc. (retirement services) (since 2008); Director, Philadelphia
Archdiocesan Educational Fund (since 2009); Senior Vice President and Chief Financial Officer, UGI
Corporation (public utility holding company) (retired 1998); Vice President and Director for AmeriGas,
Inc. (retired 1998); Director of AmeriGas Partners, L.P. (gas distribution) (until 1997); Director,
EnergyNorth, Inc. (until 1995); Director, Parks and History Association (Cooperating Association,
National Park Service) (until 2005).

Stanley Martin,[2] Born: 1947	2008	47

Senior Vice President/Audit Executive, Federal Home Loan Mortgage Corporation (2004–2006);
Executive Vice President/Consultant, HSBC Bank USA (2000–2003); Chief Financial Officer/Executive
Vice President, Republic New York Corporation & Republic National Bank of New York (1998–2000);
Partner, KPMG LLP (1971–1998).

Dr. John A. Moore, Born: 1939	2006	47

President and Chief Executive Officer, Institute for Evaluating Health Risks, (nonprofit institution)
(until 2001); Senior Scientist, Sciences International (health research) (until 2003); Former
Assistant Administrator & Deputy Administrator, Environmental Protection Agency; Principal,
Hollyhouse (consulting) (since 2000); Director, CIIT Center for Health Science Research (nonprofit research) (until 2007).

Steven R. Pruchansky,[2] Born: 1944	2006	47

Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First
American Bank (since 2008); Managing Director, Jon James, LLC (real estate) (since 2000); Director,
First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President,
Maxwell Building Corp. (until 1991).

Gregory A. Russo, Born: 1949	2008	47

Vice Chairman, Risk & Regulatory Matters, KPMG LLP (“KPMG”) (2002–2006); Vice Chairman, Industrial
Markets, KPMG (1998–2002).

Non-Independent Trustees[3]

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

James R. Boyle, Born: 1959	2005	244

Senior Executive Vice President, U.S. Division, Manulife Financial Corporation (since 2009), Executive
Vice President (1999–2009); President, John Hancock Financial Services; Chairman and Director,
John Hancock Advisers, LLC and John Hancock Funds, LLC (2005–2010) and Chairman and Director,
John Hancock Investment Management Services, LLC (2006–2010); Trustee of John Hancock Trust
(since 2005), John Hancock Funds II (since 2005), and the John Hancock retail funds (since 2005).

42	High Yield Fund | Annual report

Non-Independent Trustees3 (continued)

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

John G. Vrysen, Born: 1955	2009	47

Senior Vice President, Strategic Initiatives, Manulife Financial Corporation (since 2006), Vice
President (until 2006), Manulife Financial Corporation; Director, Executive Vice President and Chief
Operating Officer, John Hancock Advisers, LLC, John Hancock Investment Management Services,
LLC and John Hancock Funds, LLC (since 2005, including other positions); Chief Operating Officer,
John Hancock Funds II and John Hancock Trust (since 2007); Chief Operating Officer, John Hancock retail funds (2007–2009).

Principal officers who are not Trustees

Name, Year of Birth		Officer
Position(s) held with Fund		of the
Principal occupation(s) and other		Trust
directorships during past 5 years		since

Keith F. Hartstein, Born: 1956		2005

President and Chief Executive Officer
Senior Vice President, Manulife Financial Corporation (since 2004); Director, President and Chief
Executive Officer, John Hancock Advisers, LLC and John Hancock Funds, LLC (since 2005); Director,
MFC Global Investment Management (U.S.), LLC (since 2005); Director, John Hancock Investment
Management Services, LLC (since 2006); Director, Chairman and President and Chief Executive Officer,
John Hancock retail funds (since 2005); President, NM Capital Management, Inc. (since 2005); Member and former Chairman, Investment Company Institute Sales Force Marketing Committee (since 2003).

Andrew G. Arnott, Born: 1971		2009

Chief Operating Officer
Senior Vice President, Manulife Financial Corporation (since 2009); Executive Vice President,
John Hancock Advisers, LLC (since 2005, including prior positions); Executive Vice President,
John Hancock Investment Management Services, LLC (since 2006, including prior positions); Executive
Vice President, John Hancock Funds, LLC (since 2004, including prior positions); Chief Operating Officer,
John Hancock retail funds (since 2009) and Vice President (2007–2009); Vice President, John Hancock
Funds II and John Hancock Trust (since 2006); Senior Vice President, Product Management and
Development for John Hancock Funds, LLC (2005–2009); Vice President and Director, Marketing and
Product Management, John Hancock Funds, LLC (1998–2005).

Thomas M. Kinzler, Born: 1955		2006
Secretary and Chief Legal Officer
Secretary and Chief Legal Officer, John Hancock retail funds, John Hancock Funds II, and
John Hancock Trust (since 2006); Secretary and Chief Legal Counsel, John Hancock Advisers, LLC,
John Hancock Investment Management Services, LLC and John Hancock Funds, LLC (since 2007, including prior positions); Vice President and Associate General Counsel, Massachusetts Mutual Life
Insurance Company (1999–2006); Secretary and Chief Legal Counsel, MML Series Investment Fund
(2000–2006); Secretary and Chief Legal Counsel, MassMutual Select Funds and MassMutual Premier
Funds (2004–2006).

Annual report | High Yield Fund	43

Principal officers who are not Trustees (continued)

Name, Year of Birth	Officer
Position(s) held with Fund	of the
Principal occupation(s) and other	Trust
directorships during past 5 years	since

Francis V. Knox, Jr., Born: 1947	2005

Chief Compliance Officer
Chief Compliance Officer (since 2008), Vice President and Chief Compliance Officer (2005–2008),
John Hancock retail funds, John Hancock Funds II, and John Hancock Trust; Chief Compliance Officer,
John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008);
Vice President and Chief Compliance Officer, John Hancock Advisers, LLC, John Hancock Investment
Management Services, LLC and MFC Global Investment Management (U.S.), LLC (2005–2008).

Charles A. Rizzo, Born: 1957	2007

Chief Financial Officer
Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management
Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds, John Hancock Funds II and
John Hancock Trust (since 2007); Assistant Treasurer, Goldman Sachs Mutual Fund Complex (registered investment companies) (2005–2007); Vice President, Goldman Sachs (2005–2007); Managing Director
and Treasurer of Scudder Funds, Deutsche Asset Management (2003–2005).

Michael J. Leary, Born: 1965	2007

Treasurer
Treasurer for John Hancock retail funds, John Hancock Funds II and John Hancock Trust (since 2009);
Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC
(since 2007); Assistant Treasurer, John Hancock retail funds, John Hancock Funds II and John Hancock
Trust (2007–2009); Vice President and Director of Fund Administration, JP Morgan (2004–2007).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available without charge, upon request, by calling 1-800-225-5291 or by visiting our Web site www.jhfunds.com.

1 Each Trustee serves until resignation, retirement age or until his or her successor is elected.

2 Member of Audit Committee.

3 Non-Independent Trustees hold positions with the Fund’s investment adviser, underwriter and certain other affiliates.

44	High Yield Fund | Annual report

More information

Trustees	Investment adviser
Patti McGill Peterson, Chairperson	John Hancock Advisers, LLC
James R. Boyle†
James F. Carlin	Subadviser
William H. Cunningham	MFC Global Investment
Deborah C. Jackson*	Management (U.S.), LLC
Charles L. Ladner
Stanley Martin*	Principal distributor
Dr. John A. Moore	John Hancock Funds, LLC
Steven R. Pruchansky*
Gregory A. Russo	Custodian
John G. Vrysen†	State Street Bank and Trust Company

Officers	Transfer agent
Keith F. Hartstein	John Hancock Signature Services, Inc.
President and Chief Executive Officer
Legal counsel
Andrew G. Arnott	K&L Gates LLP
Chief Operating Officer
Independent registered
Thomas M. Kinzler	public accounting firm
Secretary and Chief Legal Officer	PricewaterhouseCoopers LLP

Francis V. Knox, Jr.	The report is certified under the Sarbanes-Oxley
Chief Compliance Officer	Act, which requires mutual funds and other public
companies to affirm that, to the best of their
Charles A. Rizzo	knowledge, the information in their financial reports
Chief Financial Officer	is fairly and accurately stated in all material respects.

Michael J. Leary
Treasurer

*Member of the Audit Committee
†Non-Independent Trustee

The Fund’s proxy voting policies and procedures, as well as the Fund’s proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) Web site at www.sec.gov or on our Web site.

The Fund’s complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The Fund’s Form N-Q is available on our Web site and the SEC’s Web site, www.sec.gov, and can be reviewed and copied (for a fee) at the SEC’s Public Reference Room in Washington, DC. Call 1-800-SEC-0330 to receive information on the operation of the SEC’s Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our Web site www.jhfunds.com or by calling 1-800-225-5291.

You can also contact us:
1-800-225-5291	Regular mail:	Express mail:
jhfunds.com	John Hancock Signature Services, Inc.	John Hancock Signature Services, Inc.
	P.O. Box 55913	Mutual Fund Image Operations
	Boston, MA 02205-5913	30 Dan Road
Canton, MA 02021

Annual report | High Yield Fund	45

1-800-225-5291
1-800-554-6713 TDD
1-800-338-8080 EASI-Line
www.jhfunds.com

Now available: electronic delivery
www.jhfunds.com/edelivery

This report is for the information of the shareholders of John Hancock High Yield Fund.	5700A 5/10
It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.	7/10

ITEM 2. CODE OF ETHICS.

As of the end of the period, May 31, 2010, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the “Senior Financial Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Stanley Martin is the audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees
The aggregate fees billed for professional services rendered by the principal accountant(s) for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant(s) in connection with statutory and regulatory filings or engagements amounted to $93,853 for the fiscal year ended May 31, 2010 ( allocated as follows: John Hancock Government Income Fund - $28,744, John Hancock High Yield Fund - $37,191 and John Hancock Investment Grade Bond Fund - $27,918) and $114,022 for the fiscal year ended May 31, 2009 (allocated as follows: John Hancock Government Income Fund - $37,260, John Hancock High Yield Fund - $42,750 and John Hancock Investment Grade Bond Fund - $34,012). These fees were billed to the registrant and were approved by the registrant’s audit committee.

(b) Audit-Related Services
Audit-related services fees amounted to $3,552 for the fiscal year ended May 31, 2010 (allocated as follows: John Hancock Government Income Fund - $1,184, John Hancock High Yield Fund - $1,184 and John Hancock Investment Grade Bond Fund - $1,184) and there were no audit-related fees during the fiscal year ended May 31, 2009 billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant ("control affiliates").

(c) Tax Fees
The aggregate fees billed for professional services rendered by the principal accountant(s) for the tax compliance, tax advice and tax planning (“tax fees”) amounted to $6,867 for the fiscal year ended May 31, 2010 (allocated as follows: John Hancock Government Income Fund - $2,157, John Hancock High Yield Fund - $2,422 and John Hancock Investment Grade Bond Fund - $2,288) and $10,248 for the fiscal year ended May 31, 2009 (allocated as follows: John Hancock Government Income Fund - $3,444, John Hancock High Yield Fund - $3,762 and John Hancock Investment Grade Bond Fund - $3,042). The nature of the services comprising the tax fees was the review of the registrant’s income tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant’s audit committee. There were no tax fees billed to the control affiliates.

(d) All Other Fees
All other fees amounted to $225 for the fiscal year ended May 31, 2010 (allocated as follows: John Hancock Government Income Fund - $75, John Hancock High Yield Fund - $75 and John Hancock Investment Grade Bond Fund - $75) and there were no other fees during the fiscal year ended May 31, 2009 billed to the registrant or to the control affiliates.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the “Auditor”) relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees, Tax Fees and All Other Fees:
There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f) According to the registrant’s principal accountant, for the fiscal year ended May 31, 2010, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant's accountant(s) for services rendered to the registrant and rendered to the registrant's control affiliates for each of the last two fiscal years of the registrant were $5,218,074 for the fiscal year ended May 31, 2010 and $8,875,993 for the fiscal year ended May 31, 2009.

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Stanley Martin - Chairman
Steven R. Pruchansky
Deborah C. Jackson

ITEM 6. SCHEDULE OF INVESTMENTS.

        (a) Not applicable.

        (b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Bond Trust

By:	/s/ Keith F. Hartstein
Keith F. Hartstein
President and Chief Executive Officer

Date: July 23, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Keith F. Hartstein
Keith F. Hartstein
President and Chief Executive Officer

Date:	July 23, 2010

By:	/s/ Charles A. Rizzo
Charles A. Rizzo
Chief Financial Officer

Date:	July 23, 2010